UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                                                                [X]
Filed by a Party other than the Registrant                               [   ]

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[   ]           Preliminary Proxy Statement
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[X]           Definitive Proxy Statement
[   ]           Definitive Additional Materials
[   ]           Soliciting Material Pursuant to Section §240.14a-12

Rochdale Investment Trust
Rochdale Alternative Total Return Fund, LCC
Rochdale Core Alternative Strategies Master Fund LLC
Rochdale Core Alternative Strategies Fund LLC
Rochdale Core Alternative Strategies Fund TEI LLC
Rochdale Structured Claims Fixed Income Fund, LLC
Rochdale International Trade Fixed Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[   ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies: N/A
2)	Aggregate number of securities to which transaction applies: N/A
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4)	Proposed maximum aggregate value of transaction: N/A
5)	Total fee paid: N/A

[   ]           Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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May 10, 2012

To:
Shareholders of each of:
Rochdale Investment Trust
Rochdale Alternative Total Return Fund, LLC
Rochdale Core Alternative Strategies Master Fund LLC
Rochdale Core Alternative Strategies Fund LLC
Rochdale Core Alternative Strategies Fund TEI LLC
Rochdale Structured Claims Fixed Income Fund, LLC and
Rochdale International Trade Fixed Income Fund

Dear Shareholder:

A Joint Special Meeting of Shareholders (“Special Meeting”) of each of the funds listed above (the “Rochdale Funds”) will be held on June 15, 2012 for the purpose of approving investment advisory agreements (“Proposed Advisory Agreements”) and certain subadvisory agreements (“Proposed Subadvisory Agreements”) relating to the several Rochdale Funds to which Rochdale Investment Management, LLC (“Adviser”) provides investment advisory services.

Approval of these agreements will permit the Adviser and the respective subadvisory organizations, as applicable, to continue to serve the respective Rochdale Funds following the consummation of a transaction (“Transaction”) in which City National Bank (“City National”) will acquire 100% ownership of the Adviser’s immediate parent.  The Transaction was jointly announced on April 25, 2012 by the Adviser and City National Bank, a wholly-owned subsidiary of City National Corporation (SYM: CYN).  The Transaction is expected to be closed on or about June 30, 2012 (“Closing Date”).  On the Closing Date, the Adviser will be a wholly-owned subsidiary of City National.

The Proposed Advisory Agreements and Proposed Subadvisory Agreements (collectively, the “Proposed Agreements”) were approved by the Board of Trustees, Board of Directors or Board of Managers, as applicable, (collectively, the “Boards”) of each of the Rochdale Funds on April 26, 2012, subject in each case to the approval of the shareholders of the relevant Rochdale Fund, for the reasons set forth herein.  The purpose of the accompanying Proxy Statement is to request that the shareholders of the respective Rochdale Funds approve the Proposed Agreements.

While you are welcome to join us at the Joint Meeting, we anticipate that most shareholders will, by signing the Proxy Ballot Card(s) enclosed with the Proxy Statement that accompanies this letter, instruct us to cast votes on their behalf.  Simply follow the instructions printed on the Proxy Ballot Card(s) itself.  Even if you plan to attend the Special Meeting, we urge you to complete, sign and promptly return the enclosed Proxy Ballot Card(s).  This will save the expense associated with additional solicitations and help ensure that a quorum will be present at the meeting.

More information about the Transaction, the Proposed Agreements and the factors considered by the Boards in approving each of them is included in the accompanying Proxy Statement.  We have also prepared the brief Q & A Summary, which is attached to this letter for your convenience.

We urge you to read the accompanying materials carefully and to return your Proxy Ballot Card(s) promptly.  If you have additional questions, we invite you to call us, toll-free, at 1-800-245-9888.  As always, we appreciate your continued confidence and support.

Sincerely,

Rochdale Investment Management, LLC

Rochdale Investment Trust
Rochdale Alternative Total Return Fund, LLC
Rochdale Core Alternative Strategies Master Fund LLC
Rochdale Core Alternative Strategies Fund LLC
Rochdale Core Alternative Strategies Fund TEI LLC
Rochdale Structured Claims Fixed Income Fund, LLC
Rochdale International Trade Fixed Income Fund

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 15, 2012

A Joint Special Meeting (“Special Meeting”) of the shareholders of each of the funds listed above (the “Rochdale Funds”) will be held on June 15, 2012 at 10:00 a.m. eastern time (the “Special Meeting”) at the offices of Rochdale Investment Management, LLC (the “Adviser”) and the respective Rochdale Funds, which is located at 570 Lexington Avenue, New York, New York, for the following purposes:

With respect to Rochdale Investment  Trust (“RIT or the “Trust”):
Shareholders of each of the several portfolios of the Trust will be asked to approve a new investment advisory agreement (“Proposed RIT Agreement”) between the Trust and the Adviser; and

Shareholders of the Trust’s Fixed Income Opportunities Portfolio (“FIOP”) will be asked to approve three new subadvisory agreements between the Adviser and each of Seix Investment Advisors LLC, (“Seix”), Federated Investment Management Company (“Federated”) and GML Capital LLP (“GML”) pursuant to which the investment advisory organizations will continue to provide certain portfolio management services to FIOP.

  With respect to Rochdale Alternative Total Return Fund, LLC (“RATRF”):
Shareholders will be asked to approve a new investment advisory agreement (“Proposed RATRF Agreement”) between RATRF and the Adviser.

With respect to Rochdale Core Alternative Strategies Master Fund, LLC (“RCAS Master”), Rochdale Core Alternative Strategies Fund LLC (“RCAS”) and Rochdale Core Alternative Strategies Fund TEI LLC
(“RCAS TEI”) (collectively, the “RCAS Funds”):

Shareholders of RCAS Master will be asked to approve a new investment advisory agreement (“Proposed RCAS Agreement”) between the RCAS Funds and the Adviser on behalf of RCAS Master as well as a new sub-advisory agreement (the “New PineBridge Agreement”) between the Adviser and PineBridge Investments, LLC (“PineBridge”) pursuant to which PineBridge will continue to provide certain portfolio management services to RCAS Master;

Shareholders of RCAS will be asked to approve the Proposed RCAS Agreement on behalf of RCAS as well as the New PineBridge Agreement; and
Shareholders of RCAS TEI will be asked to approve the Proposed RCAS Agreement on behalf of RCAS TEI as well as the New PineBridge Agreement.

  With respect to Rochdale Structured Claims Fixed Income Fund, LLC (“RSCFIF”):
Shareholders will be asked to approve a new investment advisory agreement (“Proposed RSCFIF Agreement”) between RSCFIF and the Adviser.

  With respect Rochdale International Trade Fixed Income Fund (“RITFI”):
Shareholders of RITFI will be asked to approve a new investment advisory agreement (“Proposed RITFI Agreement”) between RITFI and the Adviser; and
Shareholders of RITFI will be asked to approve a new subadvisory agreement between the Adviser and GML pursuant to which GML will continue to provide certain portfolio management services to RITFI.

Shareholders of record of each of the Rochdale Funds at the close of business on April 27, 2012 are entitled to notice of, and to vote at, the Special Meeting.  Your attention is called to the accompanying Proxy Statement.  Please indicate your voting instructions on the enclosed Proxy Ballot Card(s).  Sign, date and return your Proxy Ballot Card in the envelope provided.  Even if you plan to attend the meeting, we urge you to complete, sign and promptly return the enclosed Proxy Ballot Card(s).  This will save the expense associated with additional solicitations and help ensure that a quorum will be present at the meeting.  If you are present at the meeting, you may change your vote, if desired, at that time.

By Order of the Boards of Trustees of Rochdale Investment Trust and Rochdale International Trade Fixed Income Fund, the Boards of Managers of Rochdale Alternative Total Return Fund, LLC and Rochdale Structured Claims Fixed Income Fund, LLC, and the Board of Directors of each of Rochdale Core Alternative Strategies Master Fund LLC, Rochdale Core Alternative Strategies Fund LLC and Rochdale Core Alternative Strategies Fund TEI LLC.

May 10, 2012
New York, NY

ROCHDALE INVESTMENT TRUST
ROCHDALE ALTERNATIVE TOTAL RETURN FUND, LLC
ROCHDALE CORE ALTERNATIVE STRATEGIES MASTER FUND LLC
ROCHDALE CORE ALTERNATIVE STRATEGIES FUND LLC
ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC
ROCHDALE STRUCTURED CLAIMS FIXED INCOME FUND, LLC
ROCHDALE INTERNATIONAL TRADE FIXED INCOME FUND
______________________________________________

PROXY STATEMENT
______________________________________________

JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 15, 2012

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees, Board of Managers or Board of Directors, as the case may be, (collectively, the “Boards”) of each of the registered investment companies listed below (collectively, the “Rochdale Funds”):

Rochdale Investment Trust (“RIT” or the “Trust”)
Rochdale Alternative Total Return Fund, LLC (“RATRF”)
Rochdale Core Alternative Strategies Master Fund LLC (“RCAS Master”)
Rochdale Core Alternative Strategies Fund LLC (“RCAS”)
Rochdale Core Alternative Strategies Fund TEI LLC (“RCAS TEI”)
Rochdale Structured Claims Fixed Income Fund, LLC (“RSCFIF”) and
Rochdale International Trade Fixed Income Fund (“RITFI”)

Proxies are solicited with respect to a Joint Special Meeting (“Special Meeting”) of the Rochdale Funds to be held at the offices of Rochdale Investment Management, LLC (“Adviser”) located at 570 Lexington Avenue, New York, New York 10022, on June 15, 2012, at 10:00 a.m. Eastern time.  The date of the first mailing of this Proxy Statement is expected to be on or about May 10, 2012.

The Trust is an open end investment company, registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), which is currently comprised of six separate investment portfolios (collectively, the “Trust Portfolios”).  Each of the remaining funds, (referred to collectively as the “Alternative Funds” for purposes of this Proxy Statement) is a closed-end investment company registered under the Investment Company Act.  The holders (referred to herein as “Shareholders”) of the issued and outstanding voting securities (referred to herein as “shares”) of the Trust and the Alternative Funds as of April 27, 2012 (“Record Date”) are entitled to vote at the Special Meeting with respect to each proposal (each, a “Proposal”) relating to a Trust Portfolio or an Alternative Fund of which such Shareholder holds shares (“Affected Shareholders”).  Persons and groups known by management to own beneficially 5% or more of the shares of each of the Rochdale Funds on the Record Date are listed in this Proxy Statement under the heading “Other Matters.”  The table below sets forth the number of shares outstanding (“Record Date Shares”) for each of the Rochdale Funds as of the Record Date.  Each share of a fund entitles its holder to one vote with respect to that Rochdale Fund.  Each fractional share is entitled to a proportionate fractional vote.

The Portfolios of the Rochdale Investment Trust:

Trust Portfolio	Record Date Shares
Large Growth Portfolio	1,181,121.889
Large Value Portfolio	1,099,317.890
Dividend & Income Portfolio	4,405,439.230
Intermediate Fixed Income Portfolio	4,089,684.571
Fixed Income Opportunities Portfolio	20,755,135.088
Emerging Markets Portfolio	2,680,544.580

The Alternative Funds:

Rochdale Alternative Total Return Fund, LLC	34,266.95
Rochdale Core Alternative Strategies Master Fund LLC	N/A
Rochdale Core Alternative Strategies Fund TEI LLC	7,576.55
Rochdale Core Alternative Strategies Fund LLC	3,986.87
Rochdale Structured Claims Fixed Income Fund, LLC	38,993.56
Rochdale International Trade Fixed Income Fund	2,000.00

Quorum; Vote Required to Approve Proposals. With respect to each Proposal, presence of the holders of 40% of the Record Date Shares of each of the Rochdale Funds other than the RCAS Funds, represented in person or by proxy, shall constitute a quorum for that Rochdale Fund for the purpose of conducting business at the Special Meeting.  For the RCAS Funds, presence of the holders of a majority of the Record Date Shares represented in person or by proxy, shall constitute a quorum for that RCAS Fund for the purpose of conducting business at the Special Meeting.  The proposals to be presented at the Special Meeting and the votes required with respect to each Proposal are summarized below.

Proposal	Affected Rochdale Fund	Affected Shareholders and Required Vote
Proposal 1 To approve the Proposed RIT Agreement between the Trust and the Adviser.	All Portfolios of the Trust

▪ All Trust Shareholders are entitled to vote.
▪   To be effective with respect to a Trust Portfolio, the Proposed RIT Agreement  must be approved by the affirmative vote of the holders of a majority of the outstanding shares of that Trust Portfolio*

Proposal 2 To approve the Proposed Federated Subadvisory Agreement between the Adviser and Federated Investment Management Company.	Fixed Income Opportunities Portfolio of the Trust (“FIOP”)	▪ All FIOP Shareholders are entitled to vote. ▪ The Proposed Federated Agreement must be approved by the affirmative vote of the holders of a majority of FIOP shares.*
Proposal 3 To approve the Proposed Seix Subadvisory Agreement between the Adviser and Seix Investment Advisors LLC	FIOP	▪ All FIOP Shareholders are entitled to vote. ▪ The Proposed Seix Agreement must be approved by the affirmative vote of the holder of a majority of FIOP shares.*
Proposal 4 To approve the Proposed GML Subadvisory Agreement between the Adviser and GML Capital LLP	FIOP	▪ All FIOP Shareholders are entitled to vote. ▪ The Proposed GML Agreement must be approved by the affirmative vote of the holder of a majority of FIOP shares.*
Proposal 5 To approve the Proposed RATRF Agreement between the Adviser and RATRF.	RATRF
▪  All RATRF Shareholders are entitled to vote.
▪ To be effective with respect to RATRF, the Proposed RATRF Agreement must be approved by the affirmative vote of the holders of a majority of RATRF shares.*

Proposal 6 To approve the Proposed RCAS Agreement between the Adviser and the RCAS Funds.	RCAS Master, RCAS and RCAS TEI
▪  All Shareholders of RCAS Master, RCAS and RCAS TEI are entitled to vote.
▪ To be effective with respect to each of RCAS Master, RCAS and RCAS TEI the Proposed RCAS Agreement must be approved by the affirmative vote of the holders of a majority of the shares of each respective fund.*

Proposal 7 To approve the Proposed PineBridge Subadvisory Agreement between PineBridge and the Adviser relating to RCAS Master.	RCAS Master, RCAS and RCAS TEI
▪  All Shareholders of RCAS Master, RCAS and RCAS TEI are entitled to vote.
▪ To be effective with respect to each of RCAS Master, RCAS and RCAS TEI the Proposed PineBridge Agreement must be approved by the affirmative vote of the holders of a majority of the shares of each respective fund.*

Proposal 8 To approve the Proposed RSCFIF Agreement between the Adviser and RSCFIF.	RSCFIF
▪  All RSCFIF Shareholders are entitled to vote.
▪ To be effective with respect to RSCFIF, the Proposed RSCFIF Agreement must be approved by the affirmative vote of the holders of a majority of RSCFIF shares.*

Proposal 9 To approve the Proposed RITFI Agreement between the Adviser and RITFI.	RITFI
▪  All RITFI Shareholders are entitled to vote.
▪ To be effective with respect to RITFI, the Proposed RITFI Agreement must be approved by the affirmative vote of the holders of a majority of RITFI shares.*

Proposal 10	RITFI
▪  All RITFI Shareholders are entitled to vote.
▪ To be effective with respect to RITFI, the Proposed RITFI GML Subadvisory Agreement must be approved by the affirmative vote of the holders of a majority of RITFI shares.*

To approve the Proposed RITFI GML Subadvisory Agreement between the Adviser and GML Capital LLP.

*Under the Investment Company Act, the “majority of the outstanding voting securities” of any Trust Portfolio or any of the Alternative Funds means the lesser of (i) 67% of the Record Date Shares of such Trust Portfolio or Alternative Fund represented at a meeting at which more than 50% of such shares are present in person or represented by proxy, or (ii) more than 50% of the Record Date Shares.

This solicitation of proxies is made primarily by the mailing of this Proxy Statement with its enclosures.  Supplementary solicitations may be made by mail, by telephone and/or by personal contact by employees and officers of the Rochdale Funds or the Adviser, without separate compensation.  In some instances, supplementary solicitations may be made by securities dealers through which shares of the Rochdale Funds have been sold or by proxy solicitation firm.  Expenses, if any, relating to the solicitation of proxies will not be borne by any Rochdale Fund.

All Shareholders are asked to execute and return the enclosed form of proxy (“Proxy Ballot Card”).  Shareholders who do so, however, may revoke a proxy previously given at any time prior to the closing of the polls at the Special Meeting by: (i) providing written notice to the Rochdale Funds prior to the Special Meeting; (ii) executing a subsequent proxy that is presented at the Special Meeting; or (iii) casting their vote in person at the Special Meeting.  All proxies received in proper form will be voted at the Special Meeting in accordance with the instructions thereon or, if no instruction is given, will be voted in accordance with the recommendations of the Rochdale Funds’ Boards.  By executing the Proxy Ballot Card(s), you are also conferring on the persons named on the Proxy Ballot Card(s) the authority to vote on all matters not specifically noticed which may properly come before the Special Meeting.  Neither the Rochdale Funds’ Boards nor the officers of the Rochdale Funds are currently aware of any matters to be presented at the Special Meeting other than those identified in the Notice of Special Meeting.  If, however, a quorum is not achieved for any Rochdale Fund on the scheduled date of the Special Meeting, or in the event that the number of votes sufficient to approve the proposal set forth in the Notice of Special Meeting are not obtained by such date, the persons named as proxies on the Proxy Ballot Card(s) will vote in favor of any adjournment proposed for such Rochdale Fund to permit further solicitation of proxies.

Annual Report.  Copies of each of the Rochdale Funds’ most recent Annual and Semi-Annual Reports to its Shareholders are available without charge, upon request, by writing to the respective Rochdale Fund’s office located at 570 Lexington Avenue, New York, New York 10022 or calling (800) 245-9888.

INTRODUCTION

Background.  On April 25, 2012, the Adviser and City National Bank (“City National”) announced that they had reached an agreement pursuant to which City National will acquire 100% ownership of the Adviser’s immediate parent.  This transaction (the “Transaction") is expected to be completed during the third quarter of 2012 (“Closing Date”).  Following the Closing Date, the Adviser, together with certain other companies that, currently, are also wholly-owned by the Adviser’s parent company, will continue to conduct their businesses as wholly-owned subsidiaries of City National a wholly-owned subsidiary of City National Corporation (SYM: CYN).  Further information about the Transaction and about City National appears in this Proxy Statement under the heading “Information About the Transaction.”
On April 25, 2012, the Adviser and City National Bank (“City National”) announced that they had reached an agreement pursuant to which City National will acquire 100% ownership of the Adviser’s immediate parent.  This transaction (the "Transaction") is expected to be completed on or about [June 30, 2012] (“Closing Date”).  Following the Closing Date, the Adviser, together with certain other companies that, currently, are also wholly-owned by the Adviser’s parent company, will continue to conduct their businesses as wholly-owned subsidiaries of City National a wholly-owned subsidiary of City National Corporation (SYM: CYN).  Further information about the Transaction and about City National appears in this Proxy Statement under the heading “Information About the Transaction.”

In particular, following the Closing Date, the Adviser will continue to provide the same investment advisory services that it currently provides to its clients, including each of the Rochdale Funds.  No change in the nature and quality of those services, or in the professional personnel who are responsible for rendering such services is contemplated or expected.  In particular, the portfolio managers responsible for the management and oversight of the respective Rochdale Funds are expected to remain the same.  Further information about the Adviser, its management team and the organizations that provide services to the Rochdale Funds, appears in this Proxy Statement under the heading “Additional Information about Management of the Trust and the Alternative Funds.”

Consummation of the Transaction (the “Closing”) will, however, result in change in the ownership of, and the persons who hold controlling interests in, the Adviser.  Under applicable provisions of the Investment Company Act, such a change in ownership is deemed to cause an “assignment” of any investment advisory agreements to which the Adviser is a party and each such contract will be automatically terminated by operation of such provisions.  Accordingly, on the Closing Date, each of the investment advisory agreements pursuant to which the Adviser currently provides investment advisory services to the Rochdale Funds will automatically terminate.  Additionally, the termination of these Agreements will also result in the “assignment” and termination of certain subadvisory agreements to which the Adviser is a party and pursuant to which certain investment advisory organizations (collectively, “Subadvisers”) provide day-to-day portfolio management services to certain of the Rochdale Funds.  Further Information about the Subadvisers appears in this Proxy Statement under the heading “Additional Information About the Subadvisers.”

Board Action with Respect to the Transaction.  In order to prevent any potential disruption in the investment advisory services provided by the Adviser to the Trust and the Alternative Funds following Closing, the respective Boards have, subject to the approval of the Shareholders of the respective Rochdale Funds, approved new investment advisory agreements (collectively, the “Proposed Advisory Agreements”) with the Adviser, which agreements will replace the existing agreements.  If approved by Shareholders of the respective Funds, the Proposed Advisory Agreements will take effect upon Closing.  The Boards have similarly approved new subadvisory agreements (“Proposed Subadvisory Agreements”) with each of the Subadvisers, to avoid any interruption in the day-to-day portfolio management of those Rochdale Funds served by these Subadvisers.  The Proposed Subadvisory Agreements will replace those subadvisory agreements that will, as noted above, automatically terminate following the Closing.

The Proposed Advisory Agreements and Proposed Subadvisory Agreements (collectively, “Proposed Agreements”) were approved unanimously by the Boards of the respective Rochdale Funds, including all of those members of the respective Boards (“Independent Members”) who are not “interested persons” of any Rochdale Fund or the Adviser within the meaning of the Investment Company Act.  The Proposed Agreements, as approved by the Boards, are in all material respects, identical to the existing investment advisory agreements and subadvisory agreements that are currently in effect and to which the Adviser is a party (collectively, the “Current Advisory Agreements”).  Importantly, the terms of the Current Advisory Agreements are unchanged both with respect to the rate at which advisory fees payable by the respective Rochdale Funds and the services that the Adviser and the respective Subadvisers are required to provide.  With respect to those Current Agreements pursuant to which a Subadviser provides portfolio management services to certain Rochdale Funds (collectively, the “Current Subadvisory Agreements”), there is one proposed change, which is designed to ensure that each such agreement will continue to be reviewed for continuance by the Board of the Rochdale Fund to which it relates at least annually.  Importantly, no change is proposed in the rate at which the fee to which any Subadviser is entitled to receive from the Adviser; under the Proposed Subadvisory Agreement (and as is the case under the “Current Advisory Agreements”), no Subadviser is entitled to receive any fee from the Rochdale Fund to which it provides subadvisory services.  Copies of the Proposed Advisory Agreements and the Proposed Subadvisory Agreements, in each case marked to show the changes from the Current Advisory Agreements and Current Subadvisory Agreements appear as exhibits to this Proxy Statement.

Information About the Transaction.  Since 2005, the Adviser and, RIM Securities, LLC, which serves as the principal underwriter for the Rochdale Funds, have been wholly-owned subsidiaries of Acebes, D’Alessandro & Associates, LLC (“Adviser’s Parent Company”).  City National and the Adviser’s Parent Company have entered into an agreement (“Purchase Agreement”) pursuant to which City National will acquire 100% of the issued and outstanding stock of the Adviser’s Parent Company.  City National is owned by City National Corporation, a publicly traded financial holding company.  While the Transaction is expected to close on the Closing Date, consummation of the Transaction is contingent on the satisfaction of several conditions.  In the event that these conditions are not satisfied, the Transaction may be delayed or may fail to close.  If for some reason closing does not occur, the Current Agreements will remain in effect and the Proposed Agreements will not be entered into, even if they have been approved by Rochdale Fund Shareholders.

Among other things, the Purchase Agreement provides that, prior to Closing, (i) clients representing a specified percentage of the assets currently managed by those subsidiaries of the Adviser’s Parent Company that are primarily engaged in providing investment advisory services consent to the continued management of their accounts following the Closing; and (ii) the Proposed Advisory Agreements are to be approved by the Shareholders of the Rochdale Funds in the manner required under applicable provisions of the Investment Company Act.

The Purchase Agreement also includes a covenant from City National acknowledging the intention of the Adviser’s Parent Company to rely upon the “safe harbor” afforded to persons who receive compensation in connection with the sale of interests in an investment advisory business.  Section 15(f) of the Investment Company Act provides that the seller of any interest in such a business will not be deemed to have breached its fiduciary duty to an investment company client so long as no “unfair burden” is imposed on any such fund as a result of the transaction at issue and that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund’s board of directors, managers or trustees must not be “interested persons” (as defined in the Investment Company Act) of the investment adviser or predecessor adviser.  Further Information about the Transaction appears in the Proxy Statement under the heading “Management of the Adviser Following the Transaction.”

Factors Considered by the Boards Relating to the Proposed Advisory Agreements.   The Boards of each of the Rochdale Funds met to review matters related to the Transaction several times during March and April of 2012 (including separate meetings of the Independent Board Members) before considering, and approving, the Proposed Advisory Agreements at a meeting on April 26, 2012.   Representatives of both the Adviser and City National presented information at these meetings relating to the Transaction and the expected operations of the Adviser following the Closing Date, as well as information relating to the City National organization. During the course of their deliberations with respect to the Proposed Advisory Agreements, the respective Boards, the independent members of which were represented in each case by independent counsel, requested and received from the Adviser a range of information about the Adviser’s business operations, financial position, costs and/or profitability, other accounts and related information, as well as information about City National, the proposed Transaction and the anticipated organization and structure of the Adviser post Transaction.

The Boards also considered the Adviser’s representations and assurances to the effect that:  (1) the duties and responsibilities of the Adviser will not be diminished relative to those set forth in the Current Agreements; (2) although the Transaction will bring about a change in the ownership of the Adviser, the Transaction will not result in a material change in the identity of those investment professionals primarily responsible for day-to-day portfolio management of the several Rochdale Funds, the nature or quality of the services provided to the Rochdale Funds by the Adviser or the rate at which the advisory fee to which the Adviser is entitled for its services to each of the various Rochdale Funds is computed; (3) as a result of the Transaction, the Adviser is expected to have access to increased capabilities and resources; and (4) the Transaction is expected to provide new distribution channels for the Rochdale Funds, enhancing their distribution opportunities and improving their prospects for attracting additional assets.

During the course of their deliberations, the Boards were also informed with respect to the nature, extent and quality of advisory services that the Adviser has provided to each of the Rochdale Funds in the past, the performance achieved relative to their respective benchmarks and the disciplined investment methodologies employed (including the proprietary investment models, strategies and quantitative analyses made available to the Rochdale Funds by the Adviser), in each case based upon information provided to the Boards at their regular quarterly meetings and in connection with the meeting at which the Boards most recently conducted a full review of the respective Current Advisory Agreements.1  Such information included information relating to the performance achieved by, and services provided to, other funds of comparable size and managed in accordance with similar objectives, the extent to which financial planners and other financial intermediaries use certain of the Rochdale Funds as vehicles for implementing asset allocation strategies and the substantial portion of the Rochdale Funds’ Shareholders who are clients of the Adviser.  The Boards were also informed with respect to fees to be charged by the Adviser to other institutional, pension and individual accounts (“private accounts”) to be managed by the Adviser.  The Boards distinguished the fee structures of private accounts from that of the Rochdale Funds in light of the regulatory framework within which registered funds operate, and the expenses incurred in order to ensure compliance with such regulations.

In approving the Proposed Advisory Agreements, the Boards concluded that the terms of the Proposed Advisory Agreements would be likely to maintain the economic relationship between the Rochdale Funds and the Adviser that exists under the Current Advisory Agreements and that the nature and quality of the services provided by the Adviser to the Rochdale Funds would not be adversely affected as a result of the Transaction.  During the course of their deliberations, the Board also considered the impact of City National’s representation that it will use its best efforts to adhere to the provisions of Section 15(f) of the Investment Company Act.  Section 15(f) of that Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on the fund as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings.  This requirement, among other things, would preclude the receipt by the Adviser or any successor adviser of any direct or indirect compensation, directly or indirectly, from any Rochdale Fund or its Shareholders (other than fees for bona fide investment advisory or other services).  The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund’s board of directors, managers or trustees must not be “interested persons” (as defined in the Investment Company Act) of the investment adviser or predecessor adviser.  Each of the Rochdale Funds intends to comply with these conditions.  The Boards recognized that compliance with the requirement that at least 75% of each Rochdale Fund’s Board must not be “interested persons” will require some adjustment of each Board’s membership before the closing of the Transaction.

Factors Considered by the Boards Relating to the Proposed Subadvisory Agreements.   As noted above, the Boards of each of the Rochdale Funds met to review matters related to the Transaction several times during March and April of 2012 (including separate meetings of the Independent Board Members).  At their meeting held on April 26, 2012,  the Board also considered and approved the Proposed Subadvisory Agreements.  During the course of these deliberations, the Boards were informed with respect to the nature, extent and quality of services provided by the various Subadvisers under the terms of the Current Subadvisory Agreements, each of which provides that the fees to which the relevant Subadviser is entitled will be paid by the Adviser and not by the Rochdale Fund to which the agreement relates.  In particular, and based upon information provided to the Board at their regular quarterly meetings and in connection with the meeting at which the Boards most recently conducted a full review of the respective Current Subadvisory Agreements2, the Boards were informed with respect to the performance achieved by the respective Subadvisers relative to their respective benchmarks, their investment methodologies and information, as applicable, relating to the performance achieved for, and fees paid by other comparable funds.

_______________________
1 The most recent annual reviews for each of the Current Advisory Agreements occurred on December 8, 2010 with respect to RATRF, June 13, 2011 with respect to the Trust, September 13, 2011 with respect to RSCFIF, December 14, 2011 with respect to RCAS, RCAS Master and RCAS TEI and March 27, 2012 with respect to RITFI.

2 The most recent annual reviews for each of the Current Subadvisory Agreements occurred on April 19 with respect to GML’s agreement related to the Trust, June 13, 2011 with respect to Federated and Seix’s agreements related to the Trust, December 14, 2011 with respect to PineBridge’s agreement related to RCAS Master and March 27, 2012 with respect to GML’s agreement related to RITFI.

The Boards also reviewed information from the Adviser with respect to the Adviser’s view of each Subadviser’s expertise in its particular asset class, the desirability of accessing such asset classes in the respective Rochdale Funds and the experience and professional backgrounds of portfolio management teams employed by each of the Subadvisers.   In each case, the Boards gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of the Subadvisers to continue to carry out the investment policies of the relevant Rochdale Funds and the desirability of ensuring that the Transaction does not adversely affect the continuity of the portfolio management process.  Finally, the Boards recognized that continuation of the several subadvisory relationships is currently subject to a full annual review by the appropriate Board and that each of the Proposed Subadvisory Agreements was structured to continue the current schedule for such annual reapproval.

PROPOSAL 1

Approval of an Investment Advisory Agreement Between the Adviser and Rochdale Investment Trust

As noted above, at a special meeting held on April 26, 2012, the Board of the Trust, including all of the Board’s Independent Members, approved the Proposed RIT Agreement between the Adviser and the Trust.  In approving the Proposed RIT Agreement, the Board noted that the terms of the Proposed RIT Agreement, including the rate at which the fees are to be paid by the various Trust Portfolios under the Proposed RIT Agreement, are identical to those of the Current Agreement and, for this reason, that implementation of the Proposed RIT Agreement would not affect the overall advisory fees paid by the Trust’s Portfolios.  A copy of the Proposed RIT Agreement appears at Exhibit 1 to this Proxy Statement.

If the Proposed RIT Agreement is approved by the Trust’s shareholders, the Proposed RIT Agreement will become effective immediately upon the closing of the Transaction.  If the Proposed RIT Agreement is not approved by the Trust’s shareholders, the Board will meet to determine the appropriate course of action.

THE BOARD OF TRUSTEES RECOMMENDS THAT
YOU VOTE “FOR” THE PROPOSED RIT AGREEMENT

Summary Comparison of the Trust’s Investment Advisory Contracts. The Proposed RIT Agreement is designed to continue the economic relationship between the Trust and its investment adviser that exists under the Current Agreement; implementation of the Proposed RIT Agreement will not increase or decrease the compensation to which the Adviser is entitled for its investment advisory services.  Further, all of the provisions of the Proposed RIT Agreement are the same as those included in the Current Agreement.

Under both the Current Agreement and the Proposed RIT Agreement, the investment adviser is responsible for (i) furnishing the Trust with advice and recommendations with respect to the investment of the Trust’s assets and the purchase and sale of portfolio securities for the Trust; (ii) managing and overseeing the investments of the Trust, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) voting proxies for the Trust; (iv) maintaining certain books and records required to be maintained by the Trust; (v) making decisions to buy and sell securities for the Trust, for broker-dealer selection, and for negotiation of brokerage commission rates; and (vi) providing reports to the Board of Trustees, as requested by the Board.  Both agreements provide that the investment adviser will be responsible for providing the personnel, office space and equipment reasonably necessary for the maintenance of the Trust’s principal office as well as the expenses associated with the performance of the investment advisory services.

Both agreements also include language that allows the Trust to reimburse the investment adviser for expenses of the Trust that are assumed by the investment adviser under the terms of any voluntary or contractual fee limitation agreement.

Both the Current Agreement and the Proposed RIT Agreement provide that the investment adviser will not be liable for any act or omission in connection with the services that it provides to the Trust in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the agreement.  Each agreement also provides that it may be terminated at any time upon 60 days’ written notice, without payment of any penalty by the Board; by a vote of the majority of the outstanding voting securities of the Trust, or by the investment adviser.  As required under the Investment Company Act, each agreement also provides:  (i) for its automatic termination in the event of an assignment; and (ii) after an initial two year period, for its continuation from year to year provided such continuation is approved by the Independent Trustees as well as by the full Board or by a vote of the holders of a majority of the outstanding shares of the Trust.

The Adviser or its predecessors has served as the investment adviser to the Trust since its inception in 1998.  The Current Agreement was originally approved by the Trust’s shareholders on August 11, 2005 in conjunction with an internal restructuring of the ownership of the Adviser and, with respect to the Emerging Markets Portfolio, was most recently approved by that Portfolio’s initial shareholder on March 22, 2011.  It was last approved for continuance by the Board on June 13, 2011.

PROPOSAL 2

Approval of a Subadvisory Agreement Between the Adviser and Federated Investment Management Company with respect to the Fixed Income Opportunities Portfolio of the Trust

As noted above, at a special meeting held on April 26, 2012, the Board of the Trust, including all of the Board’s Independent Members, approved the Proposed Federated Agreement between the Adviser and Federated Investment Management Company (“Federated”).  In approving the Proposed Federated Agreement, the Board noted that the terms of the Proposed Federated Agreement, including the rate at which Federated is to be paid by the Adviser, are substantively identical to those of the Current Agreement and, for this reason, that implementation of the Proposed Federated Agreement would not affect the overall advisory fees paid by the Portfolio.  A copy of the Proposed Federated Agreement appears at Exhibit 2 to this Proxy Statement.

If the Proposed Federated Agreement is approved by the shareholders of FIOP, the Proposed Federated Agreement will become effective immediately upon the closing of the Transaction.  If the Proposed Federated Agreement is not approved by the Trust’s shareholders, the Board will meet to determine the appropriate course of action.

THE BOARD OF TRUSTEES RECOMMENDS THAT
YOU VOTE “FOR” THE PROPOSED FEDERATED AGREEMENT

Summary Comparison of the Subadvisory Contracts. The Proposed Federated Agreement is designed to continue the relationship between the Trust, the Adviser and Federated that exists under the Current Agreement; implementation of the Proposed Federated Agreement will not increase or decrease the compensation to which Federated is entitled for its investment advisory services.  Further, all of the provisions of the Proposed Federated Agreement are the same as those included in the Current Agreement except for the duration of the Proposed Federated Agreement, which has been modified to ensure that the subadvisory relationship will continue to be reviewed for continuance by the Board of Trustees at least annually.

Under both agreements the parties to the agreement are the Adviser and Federated.  Both the Current Agreement and the Proposed Federated Agreement require Federated to (i) provide a continuous investment program for that portion of FIOP’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of  the Investment Company Act.  Both agreements also provide that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the Investment Company Act.

With respect to duration and termination, the Current Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective.  The Proposed Federated Agreement eliminates this initial two year term and effectively continues the term of the Current Agreement.  Both agreements remain in effect after their initial term from year to year for so long as continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of FIOP’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

Federated has served as a Subadviser to FIOP since its inception on July 1, 2009.  The Current Agreement was originally approved by the Trust’s sole initial shareholder on June 1, 2009.  It was last approved by the Board on June 13, 2011.

PROPOSAL 3

Approval of a Subadvisory Agreement Between the Adviser and Seix Investment Advisors LLC with respect to the Fixed Income Opportunities Portfolio of the Trust

As noted above, at a special meeting held on April 26, 2012, the Board of the Trust, including all of the Board’s Independent Members, approved the Proposed Seix Agreement between the Adviser and Seix Investment Advisors, LLC (“Seix”).  In approving the Proposed Seix Agreement, the Board noted that the terms of the Proposed Seix Agreement, including the rate at which Seix is to be paid by the Adviser, are substantively identical to those of the Current Agreement and, for this reason, that implementation of the Proposed Seix Agreement would not affect the overall advisory fees paid by the Portfolio.  A copy of the Proposed Seix Agreement appears at Exhibit 3 to this Proxy Statement.

If the Proposed Seix Agreement is approved by the shareholders of FIOP, the Proposed Seix Agreement will become effective immediately upon the closing of the Transaction.  If the Proposed Seix Agreement is not approved by the Trust’s shareholders, the Board will meet to determine the appropriate course of action.

THE BOARD OF TRUSTEES RECOMMENDS THAT
YOU VOTE “FOR” THE PROPOSED SEIX AGREEMENT

Summary Comparison of the Subadvisory Contracts. The Proposed Seix Agreement is designed to continue the relationship between the Trust, the Adviser and Seix that exists under the Current Agreement; implementation of the Proposed Seix Agreement will not increase or decrease the compensation to which Seix is entitled for its investment advisory services.  Further, all of the provisions of the Proposed Seix Agreement are the same as those included in the Current Agreement except for the duration of the Proposed Seix Agreement, which has been modified to ensure that the subadvisory relationship will continue to be reviewed for continuance by the Board of Trustees at least annually.

Under both agreements the parties to the agreement are the Adviser and Seix.  Both the Current Agreement and the Proposed Seix Agreement require Seix to (i) provide a continuous investment program for that portion of FIOP’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of  the Investment Company Act.  Both agreements also provide that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the Investment Company Act.

With respect to duration and termination, the Current Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective.  The Proposed Seix Agreement eliminates this initial two year term and effectively continues the term of the Current Agreement.  Both agreements remain in effect after their initial term from year to year for so long as continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of FIOP’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

Seix has served as a Subadviser to FIOP since its inception on July 1, 2009.  The Current Agreement was originally approved by the Trust’s sole initial shareholder on June 1, 2009.  It was last approved by the Board on June 13, 2011.

PROPOSAL 4

Approval of a Subadvisory Agreement Between the Adviser and GML Capital LLP with respect to the Fixed
Income Opportunities Portfolio of the Trust

As noted above, at a special meeting held on April 26, 2012, the Board of the Trust, including all of the Board’s Independent Members, approved the Proposed GML Agreement between the Adviser and GML Capital, LLP (“GML”).  In approving the Proposed GML Agreement, the Board noted that the terms of the Proposed GML Agreement, including the rate at which GML is to be paid by the Adviser, are substantively identical to those of the Current Agreement and, for this reason, that implementation of the Proposed GML Agreement would not affect the overall advisory fees paid by the Portfolio.  A copy of the Proposed GML Agreement appears at Exhibit 4 to this Proxy Statement.

If the Proposed GML Agreement is approved by the shareholders of FIOP, the Proposed GML Agreement will become effective immediately upon the closing of the Transaction.  If the Proposed GML Agreement is not approved by the Trust’s shareholders, the Board will meet to determine the appropriate course of action.

THE BOARD OF TRUSTEES RECOMMENDS THAT
YOU VOTE “FOR” THE PROPOSED GML AGREEMENT

Summary Comparison of the Subadvisory Contracts. The Proposed GML Agreement is designed to continue the relationship between the Trust, the Adviser and GML that exists under the Current Agreement; implementation of the Proposed GML Agreement will not increase or decrease the compensation to which GML is entitled for its investment advisory services.  Further, all of the provisions of the Proposed GML Agreement are the same as those included in the Current Agreement except for the duration of the Proposed GML Agreement, which has been modified to ensure that the subadvisory relationship will continue to be reviewed for continuance by the Board of Trustees at least annually.

Under both agreements the parties to the agreement are the Adviser and GML.  Both the Current Agreement and the Proposed GML Agreement require GML to (i) provide a continuous investment program for that portion of FIOP’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of  the Investment Company Act.  Both agreements also provide that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the Investment Company Act.

With respect to duration and termination, the Current Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective.  The Proposed GML Agreement eliminates this initial two year term and effectively continues the term of the Current Agreement.  Both agreements remain in effect after their initial term from year to year for so long as continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of FIOP’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

GML has served as a Subadviser to FIOP since 2011.  The Current Agreement was originally approved by the Trust’s shareholders on June 3, 2011.  It was last approved by the Board on April 19, 2011.

PROPOSAL 5

Approval of an Investment Advisory Agreement Between the Adviser and Rochdale Alternative Total Return Fund, LLC

As noted above, at a special meeting held on April 26, 2012, the Board of RATRF, including all of the Board’s Independent Members, approved the Proposed RATRF Agreement between the Adviser and RATRF.  In approving the Proposed RATRF Agreement, the Board noted that the terms of the Proposed RATRF Agreement, including fees, are identical to those of the Current Agreement and, for this reason, that implementation of the Proposed RATRF Agreement would not affect the overall advisory fees paid by RATRF.  A copy of the Proposed RATRF Agreement appears at Exhibit 5 to this Proxy Statement.

If the Proposed RATRF Agreement is approved by RATRF’s shareholders, the Proposed RATRF Agreement will become effective immediately upon the closing of the Transaction.  If the Proposed RATRF Agreement is not approved by RATRF’s shareholders, the Board will meet to determine the appropriate course of action.

THE BOARD OF MANAGERS RECOMMENDS THAT
YOU VOTE “FOR” THE PROPOSED NEW RATRF AGREEMENT

Summary Comparison of RATRF’s Investment Advisory Contracts. The Proposed RATRF Agreement is designed to continue the economic relationship between RATRF and its investment adviser that exists under the Current Agreement; implementation of the Proposed RATRF Agreement will not increase or decrease the compensation to which the Adviser is entitled for its investment advisory services.  Further, all of the provisions of the Proposed RATRF Agreement are the same as those included in the Current Agreement.

Under both the Current Agreement and the Proposed RATRF Agreement, the investment adviser is responsible for (i) furnishing RATRF with advice and recommendations with respect to the investment of RATRF’s assets and the purchase and sale of portfolio securities for RATRF; (ii) managing and overseeing the investments of RATRF, subject to the ultimate supervision and direction of RATRF’s Board of Managers; (iii) voting proxies for RATRF; (iv) maintaining certain books and records required to be maintained by RATRF; (v) furnish such reports, statements and other data on securities, economic conditions and other matters related to the investment of RATRF’s assets as may be reasonably requested by RATRF; and (vi) providing reports to the Board of Managers, as requested by the Board.  Both agreements provide that the investment adviser will be responsible for providing the personnel, office space and equipment reasonably necessary for the maintenance of RATRF’s principal office as well as the expenses associated with the performance of the investment advisory services.

Both agreements also include language that allows RATRF to reimburse the investment adviser for expenses of RATRF that are assumed by the investment adviser under the terms of any voluntary or contractual fee limitation agreement.

Both the Current Agreement and the Proposed RATRF Agreement provide that the investment adviser will not be liable for any act or omission in connection with the services that it provides to RATRF in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the agreement.  Each agreement also provides that it may be terminated at any time upon 60 days’ written notice, without payment of any penalty by the Board; by a vote of the majority of the outstanding voting securities of RATRF, or by the investment adviser.  As required under the Investment Company Act, each agreement also provides:  (i) for its automatic termination in the event of an assignment; and (ii) after an initial two year period, for its continuation from year to year provided such continuation is approved by the Independent Managers as well as by the full Board or by a vote of the holders of a majority of the outstanding shares of RATRF.

The Adviser has served as the investment adviser to RATRF since its inception in 2011.  The Current Agreement was originally and most recently approved by RATRF’s initial shareholder on January 5, 2011.  It was last approved by the Board on December 8, 2010.

PROPOSAL 6

Approval of an Investment Advisory Agreement Between the Adviser and each of Rochdale Core Alternative Strategies Master Fund LLC,
Rochdale Core Alternative Strategies Fund LLC and Rochdale Core Alternative Strategies Fund TEI LLC (the “RCAS Funds”)

As noted above, at a special meeting held on April 26, 2012, the Boards of the RCAS Funds, including all of the Boards’ Independent Members, approved the Proposed RCAS Agreement between the Adviser and each of the RCAS Funds.  In approving the Proposed RCAS Agreement, the Boards noted that the terms of the Proposed RCAS Agreement, including fees, are identical to those of the Current Agreement and, for this reason, that implementation of the Proposed RCAS Agreement would not affect the overall advisory fees paid by the RCAS Funds.  A copy of the Proposed RCAS Agreement appears at Exhibit 6 to this Proxy Statement.

If the Proposed RCAS Agreement is approved by the RCAS Funds’ Shareholders, the Proposed RCAS Agreement will become effective immediately upon the closing of the Transaction.  If the Proposed RCAS Agreement is not approved by the RCAS Funds’ Shareholders, the Boards will meet to determine the appropriate course of action.

THE BOARDS OF DIRECTORS RECOMMEND THAT
YOU VOTE “FOR” THE PROPOSED RCAS AGREEMENT

Summary Comparison of the RCAS Funds’ Investment Advisory Contracts. The Proposed RCAS Agreement is designed to continue the economic relationship between the RCAS Funds and their investment adviser that exists under the Current Agreement; implementation of the Proposed RCAS Agreement will not increase or decrease the compensation to which the Adviser is entitled for its investment advisory services.  Further, all of the provisions of the Proposed RCAS Agreement are the same as those included in the Current Agreement.

Under both the Current Agreement and the Proposed RCAS Agreement, the investment adviser is responsible for (i) furnishing RCAS Master with advice and recommendations with respect to the investment of RCAS Master’s assets and the purchase and sale of portfolio securities for RCAS Master; (ii) managing and overseeing the investments of RCAS Master, subject to the ultimate supervision and direction of RCAS Master’s Board of Directors; (iii) voting proxies for RCAS Master, filing Section 13 ownership reports for the RCAS Funds and taking other actions on behalf of the RCAS Funds; (iv) maintaining certain books and records required to be maintained by the RCAS Funds, except to the extent that arrangements have been made for such books and records to be maintained by the administrator or another agent of the RCAS Funds; (v) furnish such reports, statements and other data on securities, economic conditions and other matters related to the investment of the RCAS Funds’ assets as may be reasonably requested by the RCAS Funds; and (vi) providing reports to the Boards of Directors, as requested by the Boards.  Both agreements provide that the investment adviser will be responsible for providing the personnel, office space and equipment reasonably necessary for the maintenance of the RCAS Funds’ principal office as well as the expenses associated with the performance of the investment advisory services.

Both agreements also include language that allows the RCAS Funds to reimburse the investment adviser for expenses of the RCAS Funds that are paid by the investment adviser, subject to the terms of any voluntary or contractual fee limitation agreement.

Both the Current Agreement and the Proposed RCAS Agreement provide that the investment adviser will not be liable for any act or omission in connection with the services that it provides to the RCAS Funds in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the agreement.  Each agreement also provides that it may be terminated at any time upon 60 days’ written notice, without payment of any penalty by the Boards; by a vote of the majority of the outstanding voting securities of the RCAS Funds, or by the investment adviser.  As required under the Investment Company Act, each agreement also provides:  (i) for its automatic termination in the event of an assignment; and (ii) after an initial two year period, for its continuation from year to year provided such continuation is approved by the Independent Directors as well as by the full Boards or by a vote of the holders of a majority of the outstanding shares of the RCAS Funds.

The Adviser has served as the investment adviser to the RCAS Funds since their inception in 2007.  The Current Agreement was originally and most recently approved by the RCAS Funds’ initial shareholders on March 15, 2007.  It was last approved for continuance by the Boards on December 14, 2011.

PROPOSAL 7

Approval of a Subadvisory Agreement Between the Adviser and PineBridge Investments LLC with respect to Rochdale Core Alternative Strategies Master Fund LLC

As noted above, at a special meeting held on April 26, 2012, the Boards of Directors of RCAS Master, RCAS and RCAS TEI, including all of each Board’s Independent Members, approved the Proposed PineBridge Agreement between PineBridge Investments, LLC (“PineBridge”) and the Adviser.  In approving the Proposed PineBridge Agreement, the Board noted that the terms of the Proposed PineBridge Agreement, including the rate at which PineBridge is to be paid by the Adviser, are substantively identical to those of the Current Agreement and, for this reason, that implementation of the Proposed PineBridge Agreement would not affect the overall advisory fees paid by the RCAS Funds.  A copy of the Proposed PineBridge Agreement appears at Exhibit 7 to this Proxy Statement.

If the Proposed PineBridge Agreement is approved by the Shareholders of the RCAS Funds, the Proposed PineBridge Agreement will become effective immediately upon the closing of the Transaction.  If the Proposed PineBridge Agreement is not approved by the Shareholders of one or more o the RCAS Funds, the appropriate Board(s) will meet to determine the appropriate course of action.

THE BOARDS OF DIRECTORS OF EACH OF RCAS MASTER, RCAS AND RCAS TEI RECOMMEND THAT YOU VOTE “FOR” THE PROPOSED PINEBRIDGE AGREEMENT

Summary Comparison of the Subadvisory Contracts. The Proposed PineBridge Agreement is designed to continue the relationship between the RCAS Funds and PineBridge that exists under the Current Agreement; implementation of the Proposed PineBridge Agreement will not increase or decrease the compensation to which PineBridge is entitled for its investment advisory services.  Further, all of the provisions of the Proposed PineBridge Agreement are the same as those included in the Current Agreement except for the duration of the Proposed PineBridge Agreement, which has been modified to ensure that the subadvisory relationship will continue to be reviewed for continuance by the Boards of Directors at least annually.

The Current Agreement and the Proposed PineBridge Agreement (collectively, the “Sub-Advisory Agreements”) provide that, subject to the control of RCAS Master’s officers and Board, and the oversight and supervision of the Adviser, PineBridge will, among other things, (1) manage RCAS Master’s assets and make investment decisions for the fund pursuant to its objectives, strategies, policies and restrictions and in compliance with applicable laws, rules, and regulations under the investment Company Act and the Advisers Act, (2)  vote all proxies pursuant to the terms set forth in the prospectus and (3) make reports to the Adviser, as agreed to by the Adviser and PineBridge or as required by law.

PineBridge bears all costs and expenses of its employees and any overhead incurred in connection with its duties under the Sub-Advisory Agreements, and shall bear the costs of any salaries, expenses or fees of its affiliated persons (as defined in the 1940 Act).

The Sub-Advisory Agreements provide that PineBridge may place orders for the execution of transactions with or through such brokers, dealers or banks as PineBridge may select in its sole discretion, and may, consistent with its duty to seek best execution and in compliance with applicable securities laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended, pay a commission on transactions which may be greater than the amount of the commission another broker or dealer might have charged, provided that PineBridge determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the overall responsibilities with respect to all the accounts as to which investment discretion was exercised.

Pursuant to the Sub-Advisory Agreements, PineBridge shall discharge its investment responsibilities in compliance with (a) the objectives, policies and limitations set forth in the current offering documents and (b) applicable laws, rules and regulations under the Investment Company Act and the Advisers Act and applicable state laws.  Under the Sub-Advisory Agreements, PineBridge will not be liable for any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) as a result of any error of judgment or mistake of law by PineBridge regarding sub-advisory services it provides to the Adviser with respect to RCAS Master, except those involving directly arising out of or based on (i) PineBridge’s willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of any of its duties or obligations under the Sub-Advisory Agreements; or (ii) any violation of federal or state statutes or regulations by PineBridge.  In addition, under the Sub-Advisory Agreements, PineBridge indemnifies RCAS Master and the Adviser and each of their respective affiliated persons (within the meaning of Section 2(a)(3) of the Investment Company Act) or controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the “1933 Act”)) for any and all direct losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) directly arising out of or based on (i) PineBridge’s willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of any of its duties or obligations under the Sub-Advisory Agreements; or (ii) any violation of federal or state statutes or regulations by PineBridge.

With respect to duration and termination, the Current Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective.  The Proposed PineBridge Agreement eliminates this initial two year term and effectively continues the term of the Current Agreement.  Both agreements remain in effect after their initial term from year to year for so long as continuance is specifically approved, at least annually, by (i) a majority of each respective Board or the vote of the holders of a majority of the appropriate RCAS Fund’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of each Board’s Independent Directors.

PineBridge has served as a subadviser to RCAS Master since January 17, 2007.  PineBridge initially served as subadviser to RCAS Master pursuant to a sub-advisory agreement (the “Original PineBridge Agreement”) that was originally approved by the RCAS Funds’ sole initial Shareholders on January 17, 2007.  The Current Agreement was originally approved by the RCAS Funds’ Shareholders on July 12, 2010, after PineBridge underwent a change in control and the Original PineBridge Agreement was terminated.  The Current Agreement was last approved by the Board on December 14, 2011.

PROPOSAL 8

Approval of an Investment Advisory Agreement Between the Adviser and the Rochdale Structured Claims Fixed Income Fund, LLC

As noted above, at a special meeting held on April 26, 2012, the Board of RSCFIF, including all of the Board’s Independent Members, approved the Proposed RSCFIF Agreement between the Adviser and RSCFIF.  In approving the Proposed RSCFIF Agreement, the Board noted that the terms of the Proposed RSCFIF Agreement, including fees, are identical to those of the Current Agreement and, for this reason, that implementation of the Proposed RSCFIF Agreement would not affect the overall advisory fees paid by RSCFIF.  A copy of the Proposed RSCFIF Agreement appears at Exhibit 8 to this Proxy Statement.

If the Proposed RSCFIF Agreement is approved by the RSCFIF shareholders, the Proposed RSCFIF Agreement will become effective immediately upon the closing of the Transaction.  If the Proposed RSCFIF Agreement is not approved by the RSCFIF shareholders, the Board will meet to determine the appropriate course of action.

THE BOARD OF MANAGERS RECOMMENDS THAT
YOU VOTE “FOR” THE PROPOSED NEW RSCFIF AGREEMENT

Summary Comparison of the RSCFIF Investment Advisory Contracts. The Proposed RSCFIF Agreement is designed to continue the economic relationship between RSCFIF and its investment adviser that exists under the Current Agreement; implementation of the Proposed RSCFIF Agreement will not increase or decrease the compensation to which the Adviser is entitled for its investment advisory services.  Further, all of the provisions of the Proposed RSCFIF Agreement are the same as those included in the Current Agreement.

Under both the Current Agreement and the Proposed RSCFIF Agreement, the investment adviser is responsible for (i) furnishing RSCFIF with advice and recommendations with respect to the investment of RSCFIF’s assets and the purchase and sale of portfolio securities for RSCFIF; (ii) managing and overseeing the investments of RSCFIF, subject to the ultimate supervision and direction of RSCFIF’s Board of Managers; (iii) voting proxies for RSCFIF; (iv) maintaining certain books and records required to be maintained by RSCFIF; (v) furnish such reports, statements and other data on securities, economic conditions and other matters related to the investment of RSCFIF’s assets as may be reasonably requested by RSCFIF; and (vi) providing reports to the Board of Managers, as requested by the Board.  Both agreements provide that the investment adviser will be responsible for providing the personnel, office space and equipment reasonably necessary for the maintenance of RSCFIF’s principal office as well as the expenses associated with the performance of the investment advisory services.

Both agreements also include language that allows RSCFIF to reimburse the investment adviser for expenses of RSCFIF that are assumed by the investment adviser under the terms of any voluntary or contractual fee limitation agreement.

Both the Current Agreement and the Proposed RSCFIF Agreement provide that the investment adviser will not be liable for any act or omission in connection with the services that it provides to RSCFIF in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the agreement.  Each agreement also provides that it may be terminated at any time upon 60 days’ written notice, without payment of any penalty by the Board; by a vote of the majority of the outstanding voting securities of RSCFIF, or by the investment adviser.  As required under the Investment Company Act, each agreement also provides:  (i) for its automatic termination in the event of an assignment; and (ii) after an initial two year period, for its continuation from year to year provided such continuation is approved by the Independent Managers as well as by the full Board or by a vote of the holders of a majority of the outstanding shares of RSCFIF.

The Adviser has served as the investment adviser to RSCFIF since it commenced operations in 2010.  The Current Agreement was originally and most recently approved by RSCFIF’s initial shareholder on November 10, 2009. It was last approved for continuance by the Board on September 13, 2011.

PROPOSAL 9

Approval of an Investment Advisory Agreement Between the Adviser and
Rochdale International Trade Fixed Income Fund

As noted above, at a special meeting held on April 26, 2012, the Board of RITFI, including all of the Board’s Independent Members, approved the Proposed RITFI Agreement between the Adviser and RITFI.  In approving the Proposed RITFI Agreement, the Board noted that the terms of the Proposed RITFI Agreement, including fees, are identical to those of the Current Agreement and, for this reason, that implementation of the Proposed RITFI Agreement would not affect the overall advisory fees paid by RITFI.  A copy of the Proposed RITFI Agreement appears at Exhibit 9 to this Proxy Statement.

If the Proposed RITFI Agreement is approved by the RITFI Shareholders, the Proposed RITFI Agreement will become effective immediately upon the closing of the Transaction.  If the Proposed RITFI Agreement is not approved by the RITFI Shareholders, the Board will meet to determine the appropriate course of action.

THE BOARD OF MANAGERS RECOMMENDS THAT
YOU VOTE “FOR” THE PROPOSED RITFI AGREEMENT

Summary Comparison of the RITFI Investment Advisory Contracts. The Proposed RITFI Agreement is designed to continue the economic relationship between RITFI and its investment adviser that exists under the Current Agreement; implementation of the Proposed RITFI Agreement will not increase or decrease the compensation to which the Adviser is entitled for its investment advisory services.  Further, all of the provisions of the Proposed RITFI Agreement are the same as those included in the Current Agreement.

Under both the Current Agreement and the Proposed RITFI Agreement, the investment adviser is responsible for (i) furnishing RITFI with advice and recommendations with respect to the investment of RITFI’s assets and the purchase and sale of portfolio securities for RITFI; (ii) managing and overseeing the investments of RITFI, subject to the ultimate supervision and direction of RITFI’s Board of Trustees; (iii) voting proxies for RITFI, filing Section 13 ownership reports for RITFI and taking other actions on behalf of RITFI; (iv) maintaining certain books and records required to be maintained by RITFI, except to the extent that arrangements have been made for such books and records to be maintained by the administrator or another agent of RITFI; (v) furnish such reports, statements and other data on securities, economic conditions and other matters related to the investment of RITFI’s assets as may be reasonably requested by RITFI; and (vi) providing reports to the Board of Trustees, as requested by the Board.  Both agreements provide that the investment adviser will be responsible for providing the personnel, office space and equipment reasonably necessary for the maintenance of RITFI’s principal office as well as the expenses associated with the performance of the investment advisory services.

Both agreements also include language that allows RITFI to reimburse the investment adviser for expenses of RITFI that are paid by the investment adviser, subject to the terms of any voluntary or contractual fee limitation agreement.

Both the Current Agreement and the Proposed RITFI Agreement provide that the investment adviser will not be liable for any act or omission in connection with the services that it provides to RITFI in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the agreement.  Each agreement also provides that it may be terminated at any time upon 60 days’ written notice, without payment of any penalty by the Board; by a vote of the majority of the outstanding voting securities of RITFI, or by the investment adviser.  As required under the Investment Company Act, each agreement also provides:  (i) for its automatic termination in the event of an assignment; and (ii) after an initial two year period, for its continuation from year to year provided such continuation is approved by the Independent Trustees as well as by the full Board or by a vote of the holders of a majority of the outstanding shares of RITFI.

The Adviser has served as the investment adviser to RITFI since its inception in 2008 (although RITFI has not yet commenced operations).  The Current Agreement was originally and most recently approved by RITFI’s initial shareholder on August 20, 2008.  It was last approved by the Board on March 27, 2012.

PROPOSAL 10

Approval of a Subadvisory Agreement Between the Adviser and GML Capital LLP with respect to the Rochdale International Trade Fixed Income Fund

As noted above, at a special meeting held on April 26, 2012, the Board of RITFI, including all of the Board’s Independent Members, approved the Proposed RITFI GML Agreement between the Adviser and GML.  In approving the Proposed RITFI GML Agreement, the Board noted that the terms of the Proposed RITFI GML Agreement, including the rate at which GML is to be paid by the Adviser, are substantively identical to those of the Current Agreement and, for this reason, that implementation of the Proposed RITFI GML Agreement would not affect the overall advisory fees paid by the Fund.  A copy of the Proposed RITFI GML Agreement appears at Exhibit 10 to this Proxy Statement.

If the Proposed RITFI GML Agreement is approved by the shareholders of RITFI, the Proposed RITFI GML Agreement will become effective immediately upon the closing of the Transaction.  If the Proposed RITFI GML Agreement is not approved by RITFI’s shareholders, the Board will meet to determine the appropriate course of action.

THE BOARD OF TRUSTEES RECOMMENDS THAT
YOU VOTE “FOR” THE PROPOSED RITFI GML AGREEMENT

Summary Comparison of the Subadvisory Contracts. The Proposed RITFI GML Agreement is designed to continue the relationship between RITFI, the Adviser and GML that exists under the Current Agreement; implementation of the Proposed RITFI GML Agreement will not increase or decrease the compensation to which GML is entitled for its investment advisory services.  Further, all of the provisions of the Proposed RITFI GML Agreement are the same as those included in the Current Agreement except for the duration of the Proposed RITFI GML Agreement, which has been modified to ensure that the subadvisory relationship will continue to be reviewed for continuance by the Board of Trustees at least annually.

The Current Agreement and the Proposed RITFI GML Agreement (collectively, the “Sub-Advisory Agreements”) provide that, subject to the control of RITFI’s officers and Board, and the oversight and supervision of the Adviser, GML will, among other things, (1) manage RITFI’s assets and make investment decisions for the fund pursuant to its objectives, strategies, policies and restrictions and in compliance with applicable laws, rules, and regulations under the investment Company Act and the Advisers Act, (2)  vote all proxies pursuant to the terms set forth in the prospectus and (3) make reports to the Adviser, as agreed to by the Adviser and GML or as required by law.

GML bears all costs and expenses of its employees and any overhead incurred in connection with its duties under the Sub-Advisory Agreements, and shall bear the costs of any salaries, expenses or fees of its affiliated persons (as defined in the Investment Company Act).

The Sub-Advisory Agreements provide that GML may place orders for the execution of transactions with or through such brokers, dealers or banks as GML may select in its sole discretion, and may, consistent with its duty to seek best execution and in compliance with applicable securities laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended, pay a commission on transactions which may be greater than the amount of the commission another broker or dealer might have charged, provided that GML determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the overall responsibilities with respect to all the accounts as to which investment discretion was exercised.

Pursuant to the Sub-Advisory Agreements, GML shall discharge its investment responsibilities in compliance with (a) the objectives, policies and limitations set forth in the current offering documents and (b) applicable laws, rules and regulations under the Investment Company Act and the Advisers Act and applicable state laws.  Under the Sub-Advisory Agreements, GML will not be liable for any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) as a result of any error of judgment or mistake of law by GML regarding sub-advisory services it provides to the Adviser with respect to RITFI, except those involving directly arising out of or based on (i) GML’s willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of any of its duties or obligations under the Sub-Advisory Agreements; or (ii) any violation of federal or state statutes or regulations by GML.  In addition, under the Sub-Advisory Agreements, GML indemnifies RITFI and the Adviser and each of their respective affiliated persons (within the meaning of Section 2(a)(3) of the Investment Company Act) or controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the “1933 Act”)) for any and all direct losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) directly arising out of or based on (i) GML’s willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of any of its duties or obligations under the Sub-Advisory Agreements; or (ii) any violation of federal or state statutes or regulations by GML.

With respect to duration and termination, the Current Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective.  The Proposed RITFI GML Agreement eliminates this initial two year term and effectively continues the term of the Current Agreement.  Both agreements remain in effect after their initial term from year to year for so long as continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of RITFI’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of RITFI’s Independent Trustees.

GML has served as a Subadviser to RITFI since 2008 (although RITFI has not yet commenced operations).  The Current Agreement was originally approved by the Trust’s initial shareholder on August 20, 2008.  It was last approved by the Board on March 27, 2012.

Additional Information about Management of the Trust and the Alternative Funds

Officers of the Rochdale Funds and the Adviser.   The Adviser or its immediate predecessor, has served as the investment adviser for each of the Rochdale Funds since the inception of each such Rochdale Fund.  The Adviser’s principal business address is 570 Lexington Avenue, New York, NY 10022-6837.  Employees of the Adviser serve as officers of the respective Rochdale Funds and will continue to do so after the Transaction.  Together with the Adviser, they are responsible for the day-to-day operations of each Rochdale Fund and will continue to be so responsible after the Transaction.  The individuals who serve in these capacities, together with their current and anticipated affiliation with the Adviser, as applicable, are set forth in the table below.

	Position(s) with Each Rochdale Fund	Current Position with the Adviser	Anticipated Position with the Adviser
Garrett R. D’Alessandro	President, and Trustee, Director or Manager of each Rochdale Fund	President, Chief Executive Officer and Director of Research	President, Chief Executive Officer and Director of Research
William O’Donnell	Treasurer of the Trust, RATRF, RSCFIF and RITFI Chief Financial Officer of RCAS, RCAS TEI and RCAS Master	Chief Financial Officer	Chief Financial Officer
Barbara Hawkesworth	Chief Compliance Officer of each Rochdale Fund	Executive Vice President, Chief Compliance Officer and Deputy General Counsel	Executive Vice President, Chief Compliance Officer and Deputy General Counsel
Kurt Hawkesworth	Secretary of each Rochdale Fund	Chief Operating Officer and General Counsel	Chief Operating Officer and General Counsel
Carl Acebes	Trustee, Director or Manager of each Rochdale Fund	Chairman and Chief investment Officer	Chairman

As of December 31, 2011, the Adviser had approximately $4.4 billion in assets under management.  The Adviser does not currently manage any other registered investment companies managed in a manner similar to that of any of the Rochdale Funds.

Investment Advisory Fees Received by the Adviser.  For its investment advisory services to the respective Rochdale Funds, the Adviser is entitled to receive an asset based advisory fee.  The table below sets forth the rate at which the Adviser’s fee is computed for each of the Trust Portfolios for which voting securities were outstanding as of the Record Date and the amount of the fees received by the Adviser with respect to the year ended December 31, 2011.

Rochdale Fund	Fee Rate	Fee Amount1
Rochdale Investment Trust Portfolios:
Rochdale Large Growth Portfolio	0.50%	$149,901
Rochdale Large Value Portfolio	0.50%	$146,187
Rochdale Dividend & Income Portfolio	0.65%	$532,318
Rochdale Intermediate Fixed Income Portfolio	0.40%	$357,852
Rochdale Fixed Income Opportunities Portfolio	0.50%	$1,818,720
Rochdale Emerging Markets Portfolio2	1.00%	$(15,591)

 ____________________________
1 These amounts reflect the actual sums received by the Advisor, taking into account certain fee waivers and expense reimbursements.  As described in the Rochdale Funds’ registration statements, the Advisor has contractually agreed to limit the expenses of certain of the Rochdale Funds at various levels.
2 December 15, 2011 (inception) through December 31, 2011.

For its investment advisory services to respective Alternative Funds, the Adviser is entitled to receive an asset based advisory fee.  The table below sets forth the rate at which the Adviser’s fee is computed for each of the Alternative Funds and the amount of the fees received by the Adviser with respect to each Alternative Fund for which voting securities were outstanding as of the Record Date with respect to each such fund’s most recently ended fiscal year.

Rochdale Fund	Fee Rate	Fee Amount1
Rochdale Alternative Total Return Fund, LLC2	1.75%	$266,865
Rochdale Core Alternative Strategies Master Fund, LLC3	1.25%	$726,299
Rochdale Core Alternative Strategies Fund, LLC	N/A4	None
Rochdale Core Alternative Strategies Fund TEI, LLC	N/A4	None
Rochdale Structured Claims Fixed Income Fund, LLC	0.25%	$219,512
Rochdale International Trade Fixed Income Fund5	0.70%	None

1 These amounts reflect the actual sums received by the Adviser, taking into account certain fee waivers and expense reimbursements.  As described in the Rochdale Funds’ registration statements, the Advisor has contractually agreed to limit the expenses of certain of the Rochdale Funds at various levels.
2 January 4, 2011 (commencement of operations) through September 30, 2011.  RATRF may also be subject to an additional “Performance Allocation.”
3 RCAS Master may also be subject to an additional “Incentive Fee.”
4 RCAS and RCAS TEI pay fees indirectly through RCAS Master.
5 RITFI has not yet commenced operations.

Additional Information About the Subadvisers.

Information About Federated.  For its services to the Portfolio, Federated currently receives, and under the Proposed Federated Agreement will continue to receive, from the Adviser and not FIOP, a fee of 0.40% of the value of that portion of FIOP’s assets that may be, from time to time, allocated to Federated.

Mark E, Durbiano, a Senior Portfolio Manager of Federated, is primarily responsible for the day-to-day management of FIOP’s assets allocated to Federated.  Mr. Durbiano joined Federated in 1982.

Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides certain support services to Federated. The fee for such services is paid by Federated and not by FIOP. Both Federated and FASC are headquartered at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  Federated is a wholly-owned subsidiary of Federated Investors, Inc., which through its advisory subsidiaries managed assets of approximately $370 billion as of December 31, 2011.

The following table sets forth certain information about other registered investment companies managed by Federated using the same or similar strategies as are used in FIOP.

Name of Fund	Assets as of 12/31/2011	Federated Advisory Fee
Federated High Income Advantage Fund	$2.6 million	1.00% of average daily net assets
Federated High Income Bond Fund II+	$ 230.1 million	0.60% of average daily net assets
Federated High Income Bond Fund, Inc. ++	$1,042.6 million	0.75% of average daily net assets
Federated Institutional High Yield Bond Fund+++	$755.1 million	0.40% of average daily net assets
Federated NVIT High Income Bond Fund*	$288.2 million
0.40% on Subadviser Assets up to $50 million;
0.25% on Subadviser Assets of $50 million and more but less than $250 million;
0.20% on Subadviser Assets of $250 million and more but less than $500 million; and
0.15% for Subadviser Assets of $500 million and more

High Yield Bond Portfolio	$1,878.5 million	N/A
Ohio National Fund, Inc. High Income Bond Portfolio*	$266.5 million	0.50% first $30 million 0.40% next $20 million 0.30% next $25 million 0.25% in excess of $75 million

*Reflects Subadvisory fee schedule.

+Effective May 1, 2012, Federated and its affiliates have voluntarily agreed to waiver their fees and/or reimburse expenses so that the total annual fund operating  expenses (excluding Acquired Fund Fees and Expenses, if any) paid by the Fund’s PS class (after the voluntary waivers and/or reimbursements) will not exceed 0.82% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2013; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

++Federated and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s A, B and C classes (after the voluntary waivers and/or reimbursements) will not exceed 1.23%, 1.99% and 1.99%, (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) June 1, 2012; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Directors.

+++ Federated and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s IS class (after the voluntary waivers and/or reimbursements) will not exceed 0.49% (the “Fee Limit”) up to but not including later of (the “Termination Date”): (a) January 1, 2013; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Information About Seix.  For its services to the Portfolio, Seix currently receives, and under the Proposed Seix Agreement will continue to receive, from the Advisor and not FIOP, a fee of 0.40% of the value of that portion of FIOP’s assets that may be, from time to time, allocated to Seix.

George Goudelias, a Senior Portfolio Manager of Seix, is primarily responsible for the day-to-day management of FIOP’s assets allocated to Seix.  Mr. Goudelias joined Seix’s predecessor 2001.

Seix, located at 10 Mountainview Road, Suite C-200, Upper Saddle River, New Jersey, 07458, is a wholly-owned subsidiary of RidgeWorth Capital Management, Inc.  As of December 31, 2011, Seix had approximately $26 billion in assets under management.

The following table sets forth certain information about other registered investment companies managed by Seix using the same or similar strategies as are used in FIOP.

Name of Fund	Assets as of 12/31/2011	Seix Advisory Fee
RidgeWorth Seix Floating	$3,530,834,504	0.252%
Rate High Income Fund

Information About GML.  For its services to FIOP, GML currently receives, and under the Proposed GML Agreement will continue to receive, from the Adviser and not FIOP, a fee of 0.50% of the value of that portion of FIOP’s assets that may be, from time to time, allocated to GML.

For its services to RITFI, GML currently receives, and under the Proposed RITFI GML Agreement will continue to receive, from the Adviser and not RITFI, a fee of 0.45% of the value of that portion of RITFI’s assets that may be, from time to time, allocated to GML, with the condition that such fee shall be not less than 64.28% of the Adviser’s fee minus fees collected from the Adviser’s Invested Assets.

With respect to FIOP, Mr. Theodore Stohner, Portfolio Manager and Founding Partner of GML, and Mr. Maxim Matveev, Portfolio Manager of GML, are primarily responsible for the day-to-day management of FIOP’s assets allocated to GML.  Mr. Stohner and Mr. Matveev joined GML International Limited (GML’s Predecessor) in 1994 and 2005, respectively.

With respect to RITFI, Mr. Suresh Advani, Mrs. Dalia Kay, Mr. Patrick Bayliss and Mr. Robbie Gautam, each a Portfolio Manager of GML, are primarily responsible for the day-to-day management of RITFI’s assets allocated to GML. Mr. Advani and Mrs. Kay joined GML International Limited in 2005 and 1994 respectively. Mr. Bayliss and Mr. Gautam joined GML in 2007 and 2009 respectively.

GML, located at The Met Building, 22 Percy Street, London, United Kingdom W1T 2BU, is a limited liability partnership organized under the laws of England & Wales.  As of March 31, 2012, GML had approximately $705 million in assets under management or advice.  GML does not currently manage any registered investment companies managed in a manner similar to FIOP and RITFI.

Information About PineBridge.  For its services to RCAS Master, PineBridge currently receives, and under the Proposed PineBridge Agreement will continue to receive, from the Adviser and not RCAS Master, a fee in an amount equal to 60% of the amount earned by the Adviser.

Robert Discolo and Vinti Khannaare primarily responsible for the day-to-day management of RCAS Master’s assets allocated to PineBridge.  Mr. Discolo joined PineBridge (formerly, AIG Global Investment Corp.) in 1999 and Ms. Khanna joined PineBridge (formerly, AIG Global Investment Corp.) in 2002.

PineBridge is a member company of PineBridge Investments.  PineBridge Investments had approximately $67.3 billion in assets under management as of December 31, 2011.  The address of PineBridge is 399 Park Avenue, New York, NY 10022.  Pinebridge is a wholly-owned subsidiary of PineBridge Investments Holdings US LLC (f/k/a PineBridge Global Investments LLC), a Delaware limited liability company (“PIH”). The address of PIH is 399 Park Avenue, New York, NY 10022.  PIH is a wholly owned subsidiary of PineBridge Investments Limited (f/k/a Bridge Investment Holdings Company Limited) (“PIL”), which is a wholly-owned subsidiary of Bridge Partners, L.P. (“BP”).  The general partner of BP is Bridge Holdings Company Limited (“BHCL”), which is a wholly owned subsidiary of Pacific Century Investment Holdings (Cayman Islands) Limited (“PCIHL”),   PCIHL is wholly-owned by Pacific Century Investment Holdings No. 1 Limited (“PCIH No. 1”), located at Portcullis TrustNet Chambers, P.O. Box 3444, Road Town, Tortola, British Virgin Islands.  PCIH No. 1 is wholly-owned by Chiltonlink Limited, located at P.O. Box 71, Craigmuir Chambers, Road Town, Tortola, British Virgin Islands, which, in turn, is wholly-owned by Mr. Li Tzar Kai, Richard, whose address is 38/F Citibank Tower, Citibank Plaza, 3 Garden Road, Hong Kong. PIL, BP, BHCL and PCIHL are all located at Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1 9005, Cayman Islands.

Pine Bridge does not sub-advise or manage assets using the same or similar strategies for other registered investment companies.

Investment Advisory Fees Received by the Subadvisers.  For their investment advisory services to the respective Rochdale Funds, each Subadviser is entitled to receive an advisory fee paid by the Adviser.  The table below sets forth the rate at which each Subadviser’s fee is computed and the amount of the fees received by each Subadviser with respect to each such fund’s most recently ended fiscal year.

Rochdale Investment Trust Fixed Income Opportunities Portfolio

Subadviser	Fee Rate	Fee Amount
Federated	0.40%	$618,380
Seix	0.40%	$567,780
GML	0.50%	$165,017

Rochdale Core Alternative Strategies Master Fund, LLC

Subadviser	Fee Rate	Fee Amount
PineBridge1	60% of the Adviser’s fee	$428,841

Rochdale International Trade Fixed income Fund

Subadviser	Fee Rate	Fee Amount
GML	0.45%	None2

1 PineBridge may also receive additional performance-based fees.
2 RITFI has not yet commenced operations.

Principal Underwriter.  RIM Securities LLC (“RIM Securities”), which is also located at 570 Lexington Avenue, New York, New York, 10022 serves as principal underwriter for the each Rochdale Fund.  RIM Securities is also expected to be acquired by City National in the Transaction.  After the Transaction, RIM Securities will continue to provide distribution services for each of the Rochdale Funds.

Additional Information about Other Services Providers.  U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as each Fund’s administrator, transfer agent and dividend disbursing agent. U.S. Bank, N.A., PO Box 1118, Mail Location CN-OH-WGTC, Cincinnati, OH  45201-1118 serves as custodian of each Fund’s cash and securities.

Pursuant to the terms of separate service agreements, the Adviser also provides certain administrative services to the several Rochdale Funds, including coordination of other third party organizations with whom the respective Rochdale Fund’s contract for services necessary to their operation and the services of a chief compliance officer.  For its services under such agreement, the Adviser receives a fee of .25% of each Rochdale Fund’s net assets.  The Adviser is expected to continue to provide these services and receive these fees after the Transaction is completed.

Management of the Adviser following the Transaction.  Compensation relating to the Transaction.

Each of the Adviser, Acebes, D’Alessandro & Associates, LLC (“ADA”) and Rochdale Corporation has its principal business address at 570 Lexington Avenue, New York, NY 10022-6837.  The principal business address of City National is 555 Flower St., Los Angeles, CA 90071.   Following the transaction, it is expected that the Adviser will have its principal business address at 570 Lexington Avenue, New York, NY 10022-6837.

The table below illustrates the ownership structure of the Adviser before and after the Transaction.  Other than as shown, no one shareholder owns more than 5% of any of the entities shown.

Beneficial Owner	Percentage Interest in Rochdale		Percentage Interest in ADA		Percentage Interest in Rochdale Corporation		Percentage Interest in City National
	(before)	(after)	(before)	(after)	(before)	(after)	(before)	(after)
ADA	100%	100%
Rochdale Corporation			51%
Garrett D’Alessandro			45%
Carl Acebes					93%	93%
City National				100%
City National Corp.							100%	100%

Mr. D’Alessandro and Mr. Acebes are both currently members of each of the Boards.

OTHER MATTERS

Abstentions and “Broker Non-Votes.”  Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote, and for which proxies are returned indicating that the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as present or represented at the Special Meeting for purposes of determining whether a quorum exists.  However, abstentions and broker non-votes with respect to any matter brought to a vote at the Special Meeting will be treated as negative votes with respect to any matter that requires approval of a certain number of affirmative votes.  The persons named in the Proxy may propose and vote for one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require approval by the holders of a majority of the shares who are present in person or by proxy.

Brokerage Commissions.  The following table sets forth the dollar amount of brokerage commissions paid by each Trust Portfolio for which voting securities were outstanding as of the Record Date during the year ended December 31, 2011; the table also identifies commissions paid to RIM Securities:

Rochdale Investment Trust
Large Growth Portfolio
Affiliated	None
Non-Affiliated	$68,249
Large Value Portfolio
Affiliated	None
Non-Affiliated	$70,944
Dividend & Income Portfolio
Affiliated	$683*
Non-Affiliated	$45,332
Intermediate Fixed Income Portfolio
Affiliated	None
Non-Affiliated	None
Fixed Income Opportunities Portfolio
Affiliated	None
Non-Affiliated	None
Emerging Markets Portfolio
Affiliated	None
Non-Affiliated	$12,564

*Brokerage was paid to RIM Securities, LLC, which is under common control with the Adviser.

The following table sets forth the dollar amount of brokerage commissions paid by each of the Alternative Funds for which voting securities were outstanding as of the Record Date during the year ended December 31, 2011; the table also identifies commissions paid to RIM Securities:

Rochdale Alternative Total Return Fund, LLC
Affiliated	None
Non-Affiliated	None
Rochdale Core Alternative Strategies Fund, LLC
Affiliated	None
Non-Affiliated	None
Rochdale Core Alternative Strategies Fund TEI, LLC
Affiliated	None
Non-Affiliated	None
Rochdale Core Alternative Strategies Master Fund, LLC
Affiliated	None
Non-Affiliated	None
Rochdale Structured Claims Fixed Income Fund, LLC
Affiliated	None
Non-Affiliated	None
Rochdale International Trade Fixed Income Fund
Affiliated	None
Non-Affiliated	None

Ownership of the Rochdale Funds.  As of the Record Date, the Board Members and Officers of each of the Rochdale Funds, as a group, did not own more than 1% of the outstanding shares of such Rochdale Funds.  The Adviser has a substantial holding in all of the Rochdale Funds.  The following table sets forth those persons who, to the knowledge of the Rochdale Funds and as of the close of business on the Record Date, held, as of record, more than five percent of the outstanding shares of a Rochdale Fund.

Fund Name	Shareholder Name	Address	No. of Shares Held as of Record Date	% held as of Record Date
RIT - Emerging Markets Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	1,988,934.769	73.921%
RIT - Emerging Markets Portfolio	Genworth Financial Trust Company FBO Genworth Financial Wealth Management & Mutual Clients & Other Custodial Clients	3200 N Central Ave FL 7 Phoenix AZ 85012-2468	370,615.910	13.847%
RIT - Emerging Markets Portfolio	Brown Brothers Harriman & Co	525 Washington Blvd Jersey City, NJ 07310-1606	151,683.731	5.667%
RIT - Large Growth Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	1,110,948.222	93.598%
RIT - Large Value Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	1,048,711.746	95.013%
RIT - Intermediate Fixed Income Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	2,790,541.872	68.262%
RIT - Intermediate Fixed Income Portfolio	Genworth Financial Trust Company FBO Genworth Financial Wealth Management & Mutual Clients & Other Custodial Clients	3200 N Central Ave FL 7 Phoenix AZ 85012-2468	606,502.172	14.852%
RIT - Intermediate Fixed Income Portfolio	Brown Brothers Harriman & Co	525 Washington Blvd Jersey City, NJ 07310-1692	493,527.489	12.085%
RIT - Dividend & Income Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	2,772,814.089	62.762%
RIT - Dividend & Income Portfolio	Genworth Financial Trust Company FBO Genworth Financial Wealth Management & Mutual Clients & Other Custodial Clients	3200 N Central Ave FL 7 Phoenix AZ 85012-2468	370,480.755	8.408%
RIT - Fixed Income Opportunities Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	14,566,199.606	70.050%
RIT - Fixed Income Opportunities Portfolio	Genworth Financial Trust Company FBO Genworth Financial Wealth Management & Mutual Clients & Other Custodial Clients	3200 N Central Ave FL 7 Phoenix AZ 85012-2468	4,261,216.482	20.584%
RATR	Joe K. Fulton	1601 W Loop 289 Lubbock, TX 79416-5124	1911.67	5.57%
RATR	Rochdale Alternative Total Return Offshore Fund	570 Lexington Avenue New York, New York, 10022	10820.94	31.51%
RCAS	Sidney N. Morse, Jr. Trust B UAD 12/06/99 Birgit F	c/o Anchin, Block & Anchin LLP 1375 Broadway - 19th Floor New York, NY 10018	280	6.77%
RCAS	Sharon R Pelletier Thaler Revocable Living Tr UAD	3316 Williams Lane Minnetrista, MN 55364	300	7.38%
RCAS	Madeleine Rudin Johnson	1085 Park Avenue, Apt. 15A New York, NY 10128	800	19.56%
RCAS TEI	IRA FBO Jerry Roland Pershing LLC Custodian R/O	33 Julia Court Washington Twp, NJ 07676	500	6.35%
RSCFIF	Robert J Guttag	c/o Peggy Casper 45 East 89th Street, #35E New York, NY 10128	2000.05	5.13%
RSCFIF	RMC Investments, LTD.	255 Hedwig Road Houston, TX 77024	2000.06	5.13%

General Matters Under Delaware Law.  Both the Trust and RITFI are statutory business trusts organized under Delaware law. Each of the other Alternative Funds is organized as a limited liability company under Delaware law. None of the Rochdale Funds are required to hold, and none of these funds currently intend to hold, annual meetings of shareholders except as required by the Investment Company Act or other applicable law.  The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Board Members and, if a Rochdale Fund holds an annual meeting, ratification of the Board’s selection of the Rochdale Fund’s independent public accountants.  Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Board Members.  To the extent required by law, the Rochdale Funds will assist in shareholder communication in such matters.  Although the Rochdale Funds do not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting.  In the event that an annual meeting is held, any such proposal must be received at least 90 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.  Shareholders who desire to contact the Board of one or more of the Rochdale Funds should contact that Rochdale Fund’s Secretary.

May 10, 2012

 Exhibit 1
 ROCHDALE INVESTMENT TRUST
INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made as of the  __  day of  _____, 2012, by and between ROCHDALE INVESTMENT TRUST, a Delaware business trust (hereinafter called the “Trust”), on behalf of the series of the Trust named in Appendix A to this Agreement (each a “Fund” or the “Funds”) and Rochdale Investment Management a Delaware Limited Liability Company (hereinafter called the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-ended management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Funds are each a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Advisor, or its predecessors, have continuously provided investment advisory services to the Trust since its inception pursuant initially to the terms of an investment advisory agreement that first became effective on July 7, 1998 (the “1998 Agreement”) and subsequently to the terms of an investment advisory agreement which became effective on August 11, 2005 (the “2005 Agreement”); and

WHEREAS, the Trust desires to ensure that the provision of services to the Funds by the Advisor is not interrupted and that the existing economic relationship between the Advisor and the Trust is maintained, and the Advisor continues to render advice and services to the Funds pursuant to terms and provisions that are the same as those of the 2005 Agreement; and

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.  Appointment of Advisor. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

2.  Duties of Advisor.

                                        (a)    General Duties. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of each of the Funds as set forth in the Funds’ and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Funds’ prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, file Section 13 ownership reports for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Trust; (v) furnish such reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets as may be reasonably requested by the Trust; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

                                        (b)    Brokerage. The Advisor shall be responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates. The Advisor may, consistent with its obligations hereunder, direct orders to an affiliated person of the Advisor. The Advisor’s primary consideration in effecting a securities transaction will be to obtain the most favorable price and execution available. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Trust. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of one or more of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

3.  Representations of the Advisor.

                                         (a)    The Advisor shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

                                         (b)    The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

                                         (c)    In performance of its duties hereunder, the Advisor shall conduct its operations at all times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

4.      Independent Contractor. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Funds under the provisions of this Agreement are not be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.      Advisor’s Personnel. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request.

6.      Expenses.

                                         (a)          With respect to the operation of the Fund, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the maintenance of the Trust’s principal office, (ii) the expenses associated with the performance of its services hereunder, other than the expenses assumed by other service providers to the Trust (including affiliates of the Advisor); and (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor. If the Advisor has agreed to limit the operating expenses of any Fund, the Advisor shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

                                         (b)          The Trust is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest changes on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Funds’ shareholders and the Trust’s Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

                                         (c)    The Advisor may voluntarily absorb certain Fund expenses or waive the Advisor’s own advisory fee.

                                        (d)   To the extent the Advisor incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay hereunder are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7.      Investment Advisory and Management Fee.

                                         (a)   Each Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, an annual management fee, computed on the value of the net assets of the Fund as of the close of business each day, at the rate set forth in Appendix A.

                                         (b)   The management fee shall be accrued daily by each Fund and paid to the Advisor on or before the tenth business day of the succeeding month.

                                        (c)   The initial fee under this Agreement shall be payable on or before the tenth business day of  the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

                                         (d)           The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the applicable Fund and as required under any expense limitation applicable to a Fund.

                                         (e)   The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments.

                                         (f)    Any fee withheld or voluntarily reduced and any Fund expense absorbed by the Advisor voluntarily or pursuant to an agreed upon expense cap, under this Agreement or either of the 1998 Agreement or 2005 Agreement, shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Fund expenses. Such reimbursement may be paid prior to the Fund’s payment of current expenses if so requested by the Advisor even if such practice may require the Advisor to waive, reduce or absorb current Fund expenses.

                                        (g)    The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8.      No Shorting; No Borrowing. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Funds’ assets in connection with any borrowing not directly for such Fund’s benefit. For this purpose, failure to pay any amount due and payable to a Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.      Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or any Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over each Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.   Reports and Access. The Advisor agrees to supply such information to the Trust’s administrator and to permit such compliance inspections by the Trust’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

11.    Advisor’s Liabilities and Indemnification.

                                         (a)   The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

                                         (b)   The Advisor shall be liable to each Fund for any loss (including brokerage charges) incurred by that Fund as a result of any improper investment made by the Advisor.

                                         (c)   In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

                                        (d)    Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

                                         (e)   No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.    Non-Exclusivity; Trading for Advisor’s Own Account. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Trust’s Board of Trustees.

13.    Term.

                                         (a)   This Agreement shall become effective as of the date first written above and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Trust at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities,” “assignment” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

                                         (b)   The Trust may use the name “Rochdale” or any name derived from or using the name “Rochdale” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and each Fund shall cease to use such a name or any other name connected with the Advisor.

14.    Termination And Assignment.

                                         (a)   This Agreement may be terminated by the Trust on behalf of any Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to a Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Trust’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Trust maintained by the Advisor on behalf of the Trust.

                                         (b)   This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the Investment Company Act.

15.    Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

16.    Notice of Declaration of Trust. The Advisor agrees that the Trust’s obligations under this Agreement shall be limited to the Funds and to their assets, and that the Advisor shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

17.    Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

18.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ROCHDALE INVESTMENT TRUST By: _______________________________________________	ROCHDALE INVESTMENT MANAGEMENT By: _______________________________________________
(Name and Title)	(Name and Title)

APPENDIX A

Series of the Rochdale Investment Trust covered by this Agreement

Series	Management Fee (as a percentage
of average daily net assets)

Rochdale Large Growth Portfolio	0.50%
Rochdale Large Value Portfolio	0.50%
Rochdale Dividend & Income Portfolio	0.65%
Rochdale Intermediate Fixed Income Portfolio	0.40%
Rochdale Fixed Income Opportunities Portfolio	0.50%
Rochdale Emerging Markets Portfolio	1.00%

Exhibit 2
  SUBADVISORY AGREEMENT

This Subadvisory Agreement (as amended from time to time, this “Agreement”) is entered into as of the 1st day of June, 2009, by and between Rochdale Investment Management LLC, a Delaware limited liability company (“Adviser”), and Federated Investment Management Company, which is organized as a Delaware statutory trust (“Sub-Adviser”).

RECITALS

WHEREAS, Adviser has entered into an  Investment Advisory Agreement dated August 11, 2005, (as amended from time to time, herein referred to a the “Advisory Agreement”) with Rochdale Investment Trust, a Delaware business trust (the “Trust”), an open-end series investment company that is registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, Adviser, pursuant to the terms of the Advisory Agreement, provides portfolio management services to each series of the Trust, including the Rochdale Fixed Income Opportunities Portfolio (which series is herein referred to as the “Fund”); and

WHEREAS, the Sub-Advisor has continuously provided investment advisory services to the Portfolio since 2009 pursuant initially to the terms of an investment advisory agreement that first became effective on ____, 2009 (the “Prior Agreement”); and

WHEREAS, in accordance with the terms of the Prior Agreement, that Prior Agreement was automatically terminated upon the change of control of the Adviser on June 30, 2012;

WHEREAS, the Trust desires to ensure that the provision of services to the Fund by the Sub-Advisor is not interrupted and that the existing economic relationship between the Advisor and the Trust is maintained, and the Advisor continues to render advice and services to the Funds pursuant to terms and provisions that are the same as those of the Prior Agreement; and

WHEREAS, the Board of Trustees (“Board”) of the Trust (including a majority of those Trustees who are not interested persons of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act) has approved this Agreement in accordance with the requirements of Section 15(a) and Section 15(c) of the 1940 Act;
AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and intending to be legally bound, Adviser and Sub-Adviser agree as follows:

SECTION 1.	Appointment of Sub-Adviser.

Subject to and in accordance with the provisions of this Agreement, Adviser hereby:  (a) appoints Sub-Adviser as investment subadviser for the Fund and with respect to the Subadvised Assets to perform the investment advisory and any other services to the Fund set forth in this Agreement, and (b) delegates to Sub-Adviser the authority vested in Adviser pursuant to the Advisory Agreement to the extent necessary to enable Sub-Adviser to perform its services and other obligations under this Agreement.

SECTION 2.	Scope of Sub-Adviser’s Authority, Duties and Services.

(a)           General.  Adviser hereby authorizes Sub-Adviser, in its discretion and without prior consultation with Adviser or the Board, to invest, reinvest and manage the Subadvised Assets of the Fund, and determine the structure and composition of the Subadvised Assets of the Fund, on a discretionary basis, subject to Section 2(f) of this Agreement.  In carrying out its responsibilities under this Agreement, Sub-Adviser will act in accordance with all applicable:: (i) requirements of the 1940 Act, and the rules and regulations thereunder applicable to the Fund; (ii) requirements of the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules and regulations thereunder applicable to Sub-Adviser; (iii) the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”) applicable to “regulated investment companies” and the Fund; (iv) the investment objectives, strategies and limitations applicable to the Fund, as set forth in the prospectus and statement of additional information relating to the Fund and such other of those documents  of the Trust (i.e., the Trust’s declaration of trust, articles of incorporation or similar governing document, and bylaws) as applicable to the Fund, in each case as amended and updated from time to time and provided in writing to Sub-Adviser (collectively, each of the documents identified in this clause (iv) being, the “Governing Documents”), as are applicable to the Fund; (v) the requirements of those policies and procedures of Sub-Adviser adopted by the Trust under Rule 38a-1 under the 1940 Act (including any amendments thereto) and applicable to the Fund, and those policies and procedures adopted by the Trust under the 1940 Act (including any amendments thereto) and agreed upon by Adviser and Sub-Adviser as being applicable to Sub-Adviser’s management of the Subadvised Assets of the Fund pursuant to this Agreement (collectively, Sub-Adviser’s policies and procedures, and such policies and procedures of the Trust, being referred to herein, as applicable, as the “Applicable Policies and Procedures”); and (vi) such other reasonable, mutually acceptable, instructions relating to the Fund’s portfolio as the Board or Adviser may from time to time specifically adopt, and provide in writing to Sub-Adviser, as being necessary for Sub-Adviser to perform its services and other obligations under this Agreement (“Instructions”).

(b)           Sub-Adviser Services and Duties.  Subject to and in accordance with the provisions of this Agreement, to enable Sub-Adviser to perform the general duties described in Section 2(a) above:

(i)           General Services.  Adviser hereby authorizes Sub-Adviser to, and Sub-Adviser will, (A) formulate and implement a continuous investment program for the Subadvised Assets of the Fund, and (b) take the steps that Sub-Adviser determines to be reasonably necessary to implement such investment program(s), including purchasing, holding or selling the securities and other assets included in the Subadvised Assets of the Fund, selecting brokers, dealers and other intermediaries, settling and allocating trades, aggregating trades, and seeking to obtain best execution, in each case in accordance with the 1940 Act, the Advisers Act and the rules and regulations thereunder, and Sub-Adviser’s applicable policies and procedures as in effect from time to time. Adviser and Sub-Adviser agree and understand that investment advisory services may be provided by more than one subadviser.  Adviser and Sub-Adviser further agree that the Subadvised Assets may consist of all, a portion of or none of the assets of the Fund and that Adviser as the right to allocate and reallocate assets of the Fund to the Sub-Adviser at any time and from time to time, upon such notice to the Sub-Adviser as may be reasonably necessary, in the view of Adviser, to ensure orderly management of the Fund.  As required under the 1940 Act, Sub-Adviser will not consult with any other sub-adviser to the Trust or the Fund (including any sub-adviser that is a principal underwriter or an affiliated person of a principal underwriter) concerning transactions of the Trust or the Fund in securities or other assets, and Sub-Adviser will be responsible for providing investment advice under this Agreement only with respect to the Subadvised Assets of the Fund.

(ii)           Selection of Brokers, Dealers and Other Securities Intermediaries.  Without limiting Section 2(b)(i) above:  (A) Sub-Adviser may select brokers, dealers and other intermediaries that are affiliated persons of the Trust, the Fund, Adviser or Sub-Adviser, provided that any trade orders placed with any such affiliated person are placed in accordance with the 1940 Act, and the rules and regulations thereunder, and Sub-Adviser’s applicable policies and procedures as in effect from time to time; (B) Sub-Adviser may select brokers, dealers and other intermediaries on the basis that they provide brokerage, research or other services or products to the Fund or other clients of Sub-Adviser or an affiliated person of Sub-Adviser, provided that such selections are made in accordance with the Applicable Policies and Procedures; and (C) in selecting brokers, dealers and other intermediaries, Sub-Adviser may also consider the reliability, integrity and financial condition of a broker, dealer or other intermediary, the size of and difficulty in executing a transaction, and other factors that Sub-Adviser deems appropriate and consistent with the Applicable Policies and Procedures.

(iii)           Aggregation of Orders.  Without limiting Sections 2(b)(i) or (ii) above, Sub-Adviser may (but shall not be obligated to) aggregate purchase or sale orders for the Subadvised Assets with contemporaneous purchase or sale orders of other clients of Sub-Adviser or its affiliated persons.  In such event, allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-Adviser in the manner Sub-Adviser considers to be equitable and consistent with Sub-Adviser’s applicable policies and procedures as in effect from time to time.  Adviser hereby acknowledges that such aggregation of orders may not result in a more favorable price or lower brokerage commissions in all instances.

(iv)           Proxy Voting.  Adviser hereby authorizes Sub-Adviser to, and Sub-Adviser will, in Sub-Adviser’s discretion and without prior consultation with Adviser or the Board, vote (either directly or through a voting service engaged by Sub-Adviser) all proxies and corporate actions of which Sub-Adviser receives timely notice that are solicited by or with respect to issuers of securities or other assets in which the Subadvised Assets may be invested from time to time.  Such votes shall be made by Sub-Adviser in accordance with Sub-Adviser’s proxy voting policies and procedures as in effect from time to time.  Upon written notice to Sub-Adviser, the Board may at any time withdraw the authority granted to Sub-Adviser pursuant to this Section 2(b)(iv) to perform any or all of the proxy voting services contemplated hereby.  Adviser and/or the Trust shall be responsible for making any Form N-PX filings.

(v)           Recordkeeping.  Adviser hereby authorizes Sub-Adviser to, and Sub-Adviser will, maintain and preserve such books and records relating to the Subadvised Assets of the Fund and the services provided by Sub-Adviser under this Agreement as required of an investment sub-adviser to a registered investment company pursuant to Section 31 of the 1940 Act and Section 204 of the Advisers Act and the rules and regulations promulgated thereunder and, further, will maintain such records in the manner and for the periods prescribed by such provisions.  Sub-Adviser agrees that such books and records are the property of the Trust, and that Sub-Adviser will surrender such books and records to Adviser or the Trust, or either of their designees, promptly upon request (provided, that Sub-Adviser may retain copies of any or all of such books and records).  Sub-Adviser will permit Adviser to reasonably inspect such books and records during normal business hours upon reasonable prior notice.

(vi)           Reporting.  Sub-Adviser agrees to provide such reasonable reports as mutually agreed upon by Adviser and Sub-Adviser at such times as mutually agreed upon by Adviser and Sub-Adviser.  Sub-Adviser will provide Adviser with such other information regarding Sub-Adviser or Sub-Adviser’s management of the Subadvised Assets of the Fund as is legally required for any shareholder report (including Forms N-SAR of N-CSR), amended registration statement, prospectus or statement of additional information (including Form N-1A), proxy voting report (including Form N-PX), portfolio holding report (including Form N-Q), proxy statement (including Form N-14), or “blue-sky” filing, or any amendment or supplement to any of the foregoing, of the Trust or the Fund filed with the U.S. Securities and Exchange Commission (“SEC”) or applicable state securities regulator (collectively, “Required Filings”).  Upon the Trust’s or Adviser’s reasonable request, Sub-Adviser also will make available its officers and employees to meet with the Board to review Sub-Adviser’s performance under this Agreement, and the performance of the Subadvised Assets of the Fund, via telephone on a quarterly basis and in person as may be reasonably requested by Adviser and the Board.

(c)           Valuation. Adviser acknowledges and agrees, on behalf of itself, the Fund and the Trust, that Sub-Adviser is not responsible for valuing or pricing the securities and other assets invested in, held by or sold by the Fund (including the Subadvised Assets).  Upon reasonable request, however, Sub-Adviser will assist Adviser and the appropriate officers of the Trust in obtaining information about securities that may be purchased for the Fund by Sub-Adviser with respect to which reliable prices are not available through customary pricing services and otherwise assist the Trust in pricing such assets appropriately. Sub-Adviser agrees that it make commercially reasonable efforts to bring to the attention of Adviser events that  Sub-Adviser determines to be “significant events” that may come to the attention of Sub-Adviser and that Sub-Adviser believes are reasonably likely to affect the price of such securities.  Adviser acknowledges and agrees that (i) any such information provided by Sub-Adviser may be proprietary to Sub-Adviser or otherwise consist of nonpublic information, (ii) nothing in this Agreement shall require Sub-Adviser to provide any information in contravention of applicable legal or contractual requirements, and (iii) any such information will be used only for the purpose of pricing portfolio securities and will be maintained as confidential.

(d)           Compliance Testing.  Adviser agrees that Sub-Adviser is not the compliance agent for the Trust, the Fund or Adviser, may not have access to all of the books and records of the Fund necessary to perform certain compliance testing, and will not be obligated to request any books and records of the Fund not in Sub-Adviser’s possession for purposes of compliance testing.  In no event shall Sub-Adviser be responsible for compliance testing with respect to any assets of the Fund other than the Subadvised Assets.

(e)           Implementation of Changes.  Adviser agrees that Sub-Adviser shall be afforded a reasonable amount of time to implement any change in applicable law, rule or regulation (but in no event (except after obtaining a proper exemptive order or other relief or Adviser’s consent) beyond the mandatory compliance date for any change in applicable law, rule or regulation), any change in the Fund’s Governing Documents, any change in Applicable Policies and Procedures, and any other change arising out of any other Instructions provided by the Board or Adviser in writing to Sub-Adviser.  Sub-Adviser shall not be responsible for implementing (or failing to implement) any change in the Fund’s Governing Documents or the Trust’s or Fund’s policies and procedures, or resulting from any Instruction of the Board or Adviser, that is not specifically identified in a writing provided to Sub-Adviser and, in the case of a change in the Trust’s or Fund’s policies and procedures, agreed upon by Sub-Adviser.  Sub-Adviser will promptly inform Adviser if Sub-Adviser is not able to implement any such change or new Instruction.

 (f)           Adviser and Board Supervision.  Sub-Adviser’s performance of services under this Agreement shall be subject to the general supervision and monitoring of Adviser (in the manner contemplated under the 1940 Act) and the Board.

SECTION 3.	Adviser’s Duties and Services.

(a)           General.  Adviser agrees to comply with the terms and conditions of this Agreement and the Advisory Agreement and to provide Sub-Adviser with any information that Sub-Adviser reasonably requests in order to perform its services, and comply with its obligations, under this Agreement.  Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee, monitor and review Sub-Adviser’s performance of its services and other obligations under this Agreement in the manner contemplated under the 1940 Act.  Nothing in this Agreement shall relieve Adviser of any of its obligations or any liability under the Advisory Agreement.

(b)           Document Delivery Requirements.  Without limiting Section 3(a) above, Adviser shall provide Sub-Adviser with true, correct and complete copies, properly certified or otherwise authenticated, of the following documents relating to the Fund prior to the effective date of this Agreement, annually after this Agreement becomes effective and reasonably in advance of any changes in the following documents becoming effective (with any changes being identified in writing to Sub-Adviser):  (i) each current Governing Document of the Fund; (ii) any Instructions adopted by the Board or Adviser; (iii) any exemptive order relied on by Adviser, the Fund or the Trust that may affect the performance of Sub-Adviser’s services and other obligations under this Agreement (including any “manager of managers” exemptive order); (iv) any CFTC Rule 4.5 letter applicable with respect to the Fund or the Trust; (v) the Advisory Agreement; (vi) certified resolutions of the Board, and of a duly called meeting of the shareholders of the Fund, approving the Advisory Agreement and Adviser’s appointment as investment adviser for the Fund under the Advisory Agreement, and (vii) certified resolutions of the Board, and, if necessary, of a duly called meeting of the shareholders of the Fund, approving this Agreement and Sub-Adviser’s appointment of Sub-Adviser under this Agreement.

(c)           Affiliated Persons of Adviser, the Fund and the Trust.  Adviser shall provide Sub-Adviser, prior to the effective date of this Agreement and annually after this Agreement becomes effective, with a written list of all affiliated persons of Adviser, the Fund and the Trust (and any affiliated person of such an affiliated person) and Adviser shall promptly provide Sub-Adviser with an updated written list whenever Adviser becomes aware of any additional affiliated persons or other changes to the most recently provided list.

(d)           Limited Power of Attorney.  Adviser shall have delivered to Sub-Adviser prior to the effective date of this Agreement an executed copy(ies), signed by authorized representatives of Adviser and of the Trust, on behalf of the Fund, of any separate limited power of attorney requested by Sub-Adviser pursuant to Section 4 below.

(e)           Disclosure Documents and Sales Literature.  Adviser agrees to (and to cause the Trust and the Fund to) submit any proposed language in any Required Filings, or any sales literature, statement, communication or other document relating to the Trust or the Fund that mentions Sub-Adviser (other than identifying Sub-Adviser as sub-adviser to the Fund), or that describes Sub-Adviser’ services or other obligation hereunder, to Sub-Adviser for review prior to use for prompt review of such materials by Sub-Adviser within a reasonable and appropriate deadline.  Adviser acknowledges and agrees that it is responsible for ensuring that any Required Filings, or any sales literature, statement, communication or other document relating to the Trust or the Fund will at all times be in compliance with all disclosure and other requirements under applicable laws, rules or regulations, and that Sub-Adviser shall have no liability in connection therewith, except to the extent arising directly out of a material inaccuracy in, or material omission from, information furnished in writing by Sub-Adviser to Adviser, the Fund or the Trust specifically for inclusion in any Required Filings that causes any such Required Filings to (i) fail to be accurate and complete in all material respects with respect to Sub-Adviser or its services, or (ii) omit to state any material fact necessary in order to make the statements made therein with respect to Sub-Adviser or its services, in light of the circumstances under which they were made, not misleading.

SECTION 4.	Limited Power of Attorney.

Adviser hereby appoints Sub-Adviser as Adviser’s, the Trust’s and the Fund’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as Sub-Adviser shall be requested by brokers, dealers or other intermediaries, counter parties and other persons or entities in connection with its management of the Subadvised Assets of the Fund.  Adviser, on behalf of itself, the Fund and the Trust, hereby ratifies and confirms as good and effectual, at law or in equity, all that Sub-Adviser, and its trustees/directors, officers and employees, may do in the capacity as attorney-in-fact, provided such action is within the scope of the limited power of attorney granted herein.  Nothing in this Agreement shall be construed as imposing a duty on Sub-Adviser, or its trustees/directors, officers and employees, to act or assume responsibility for any matters in its capacity as attorney-in-fact for Adviser, the Fund or the Trust. Any person, partnership, corporation or other legal entity or natural person dealing with Sub-Adviser in its capacity as attorney-in-fact hereunder for Adviser, the Fund or the Trust is hereby expressly put on notice that Sub-Adviser is acting solely in the capacity as an agent of Adviser, the Fund or the Trust, and that any such person, partnership, corporation or other legal entity or natural person must look solely to Adviser, the Fund or the Trust, as applicable, for enforcement of any claim against Adviser, the Fund or the Trust, as Sub-Adviser assumes no personal liability whatsoever for obligations of Adviser, the Fund or the Trust entered into by Sub-Adviser in its capacity as attorney-in-fact.  If requested by Sub-Adviser, Adviser agrees to have Adviser, the Fund or the Trust execute and deliver to Sub-Adviser a separate form of Limited Power of Attorney in form and substance reasonably acceptable to Sub-Adviser.

SECTION 5.	Compensation.

For the services provided under this Agreement, Adviser shall pay to Sub-Adviser, in arrears, a fee at the annual rate set forth on Schedule 1 multiplied times the average daily net assets of the Subadvised Assets of the Fund.  Such fee will accrue daily and will be paid monthly to Sub-Adviser on or before the fifteenth (15th) day of the next succeeding calendar month.  The method of determining the net asset value for purposes of this Section 5 shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the Shares of the Fund as described in the prospectus relating to the Fund.  If this Agreement is effective for only a portion of a month, the fee will be prorated for the portion of such month during which this Agreement is in effect.

SECTION 6.	Expenses.

(a)           Expenses Paid by Sub-Adviser.  Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its services and other obligations under this Agreement, and the expenses of office rent, telephone, telecommunications and other facilities that are necessary for Sub-Adviser to perform its services and other obligations under this Agreement.

(b)           Expenses Not Paid by Sub-Adviser.  Sub-Adviser shall not be responsible for the payment of any expenses of the Adviser, the Trust or the Fund.  Without limiting the foregoing, Sub-Adviser shall not be responsible for the payment of any expenses of the Fund, including but not limited to:  the expenses of organizing, or continuing the existence of, Adviser, the Fund or the Trust; fees and expenses of trustees/directors and officers of Adviser, the Fund or the Trust; fees for administrative personnel and services; expenses incurred in the distribution of shares of the Fund or the Trust (“Shares”), including expenses of administrative support services; fees and expenses of preparing, printing and filing any Required Filings, other Governing Documents, or any amendment or supplement thereto, or any sales literature, statement, communication or other document under the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act or otherwise; expenses of registering and qualifying Adviser, the Fund, the Trust, or Shares of the Fund or the Trust under federal and state laws, rules or regulations; expenses of preparing, printing, and distributing any other Required Filings, other Governing Documents or any sales literature, statement, communication or other document to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including any cost of Share certificates), purchase, repurchase, and redemption of Shares; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, registrars and other service providers to Adviser, the Fund or the Trust; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of trustees/directors and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Fund.  The Sub-Adviser also shall not be responsible for the payment of any commission, mark-ups, transfer fees, registration fees, ticket charges, transfer taxes, custodian fees and similar expenses; any extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, and claims; or legal obligations of the Fund or the Trust to indemnify its officers and trustees/directors and agents with respect thereto.  Adviser will cause any such expenses advanced to the Fund to be promptly reimbursed to Sub-Adviser.

SECTION 7.	Representations, Warranties and Additional Covenants.

(a)           Sub-Adviser’s Representations, Warranties and Additional Covenants.  Sub-Adviser represents, warrants and covenants to Adviser that, as of the date hereof:

(i)           Sub-Adviser is a business entity of the type indicated in the first paragraph of this Agreement, and is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation/organization;

(ii)           Sub-Adviser has the right, power and authority under its governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws) to execute and deliver, and perform its obligations under, this Agreement;

(iii)           This Agreement constitutes the legal, valid, and binding obligation of Sub-Adviser, enforceable against Sub-Adviser in accordance with its terms, except to the extent such enforceability is limited by applicable bankruptcy, fraudulent conveyance and similar laws affecting creditor or counterparty rights generally, general principles of equity or public policy;

(iv)           Neither the execution and delivery of this Agreement by Sub-Adviser nor the performance of any of Sub-Adviser’s obligations hereunder will give any person or entity the right to prevent, delay, or otherwise interfere with the performance of such obligations pursuant to:  (A) any provision of Sub-Adviser’s governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws); (B) any resolution adopted by the governing body (i.e., board of directors or trustees or general partner) or shareholders of Sub-Adviser; (C) any law, rule, regulation or administrative or court order to which Sub-Adviser or its assets may be subject or bound; or (D) any material contract to which Sub-Adviser is a party or by which Sub-Adviser or its assets may be subject or bound;

(v)           Sub-Adviser is not required to obtain any consent from any person or entity in connection with the execution and delivery of this Agreement or the performance of any of Sub-Adviser’s services or other obligations under this Agreement;

(vi)           Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is registered or licensed as an investment adviser under the laws, rules or regulations of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business or the performance of its services and other obligations under this Agreement;

(vii)           Sub-Adviser is in compliance, in all material respects, with the laws, rules or regulations applicable to Sub-Adviser when performing its obligations under this Agreement.  Without limiting the foregoing, Sub-Adviser has adopted written policies and procedures reasonably designed to prevent violations of the federal securities laws as required under Rule 38a-1 promulgated under the 1940 Act or Rule 206(4)-7 under the Advisers Act, as applicable.  Without limiting the foregoing, Sub-Adviser has adopted a written code of ethics as required under Rule 17j-1 promulgated under the 1940 Act or Rule 204A-1 under the Advisers Act, as applicable.  Upon Adviser’s reasonable request, Sub-Adviser will provide Adviser and the Board with a copy of Sub-Adviser’s applicable compliance policies and procedures.  Sub-Adviser also will promptly provide Adviser with any material amendment to Sub-Adviser’s applicable policies and procedures.  Upon Adviser’s reasonable request or as required under the 1940 Act, Sub-Adviser will provide Adviser and the Board with reasonable information regarding any material violation of applicable laws, rules or regulations, or Sub-Adviser’s compliance policies and procedures (including Sub-Adviser’s code of ethics), by Sub-Adviser, provided that Sub-Adviser will not be deemed in breach of this disclosure obligation to the extent that counsel has informed Sub-Adviser that such disclosure would render Sub-Adviser, or any affiliate of Sub-Adviser, in violation of any applicable law or regulation, and, provided further, that Sub-Adviser will provide such disclosure to Adviser promptly upon the suspension of such impediment;

(viii)           Sub-Adviser will promptly provide Adviser with notice of:  (A) the occurrence of any event which reasonably likely could disqualify Sub-Adviser from serving as an investment sub-adviser of a registered investment company under Section 9(a) of the 1940 Act or otherwise; (B) any event that would constitute a change in control (as interpreted under the 1940 Act) of Sub-Adviser; (C) any pending or overtly threatened audit, investigation, complaint, examination or other regulatory inquiry relating to the Fund conducted by any state or federal governmental regulatory authority; and (D) any material change in the key portfolio management personnel responsible for the day-to-day management of the Subadvised Assets of the Fund; provided that Sub-Adviser will not be deemed in breach of this disclosure obligation to the extent that counsel has informed Sub-Adviser that such disclosure would render Sub-Adviser, or any affiliate of Sub-Adviser, in violation of any applicable law or regulation, and, provided further, that Sub-Adviser will provide such disclosure to Adviser promptly upon the suspension of such impediment; and

(ix)           Upon Adviser’s reasonable request, Sub-Adviser will promptly supply Adviser with certificates of insurance setting forth its fidelity bond and errors and omissions coverages.

(b)           Adviser’s Representations, Warranties and Additional Covenants.  Adviser represents, warrants and covenants to Sub-Adviser that, as of the date hereof:

(i)           Adviser is a business entity of the type indicated in the first paragraph of this Agreement, and is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation/organization.  The Fund is a duly constituted series of the Trust, which is a business entity of the type indicated in the first recital paragraph to this Agreement, and is duly organized, validly existing, and in good standing under the laws of the Trust’s jurisdiction of incorporation/organization;

(ii)           Adviser has the right, power and authority under its governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws) and the Advisory Agreement to execute and deliver, and perform its obligations under, this Agreement.  Adviser has been duly appointed by the Board and the shareholders of the Fund to provide investment advisory services to the Fund as contemplated by the Advisory Agreement;

(iii)           This Agreement and the Advisory Agreement each constitutes the legal, valid, and binding obligation of Adviser, enforceable against Adviser in accordance with their respective terms, except to the extent such enforceability is limited by applicable bankruptcy, fraudulent conveyance and similar laws affecting creditor or counterparty rights generally, general principles of equity or public policy;

(iv)           Neither the execution and delivery of this Agreement or the Advisory Agreement by Adviser nor the performance of any of Adviser’s services or other obligations under this Agreement or the Advisory Agreement will give any person or entity the right to prevent, delay, or otherwise interfere with the performance of such services or other obligations pursuant to:  (A) any provision of Adviser’s governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws) or the Governing Documents of the Fund and the Trust; (B) any resolution adopted by the governing body (i.e., board of directors or trustees or general partner) or shareholders of Adviser or the Board or shareholders of the Fund or the Trust; (C) any law, rule, regulation or administrative or court order to which Adviser or its assets, or the Fund or the Trust, or the assets of the Fund or the Trust, may be subject or bound; or (D) any material contract to which Adviser, the Fund or the Trust is a party or by which Adviser or its assets, or the Fund or the Trust, or the assets of the Fund or the Trust, may be subject or bound;

(v)           Except for the approval(s) of the Board and, as necessary, of the Fund’s shareholders as required by Section 15 of the 1940 Act, Adviser is not required to obtain any consent from any person or entity in connection with the execution and delivery of the Advisory Agreement or this Agreement, the performance of any of Adviser’s services or other obligations under the Advisory Agreement or this Agreement or the appointment of Adviser as investment adviser to the Fund as contemplated in the Advisory Agreement or of Sub-Adviser as sub-adviser to the Fund as contemplated in this Agreement;

(vi)           Adviser is registered with the SEC as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws, rules or regulations of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business or the performance of its services and other obligations under the Advisory Agreement and this Agreement.  The Trust is a registered investment company under the 1940 Act, and the Shares of the Fund and the Trust are duly registered under the 1933 Act and under the laws, rules or regulations of all jurisdictions in which such Shares are offered that require such registration;

(vii)           Each of Adviser, the Fund and the Trust is in compliance, in all material respects, with the laws, rules or regulations applicable to Adviser, the Fund or the Trust.  Without limiting the foregoing, each of Adviser and the Board (with respect to the Fund and the Trust) has adopted written policies and procedures reasonably designed to prevent violations of the federal securities laws as required under Rule 38a-1 promulgated under the 1940 Act or Rule 206(4)-7 under the Advisers Act, as applicable.  Without limiting the foregoing, each of Adviser and the Board (with respect to the Fund and the Trust) has adopted a written code of ethics as required under Rule 17j-1 promulgated under the 1940 Act or Rule 204A-1 under the Advisers Act, as applicable;

(viii)           Adviser has received and reviewed a copy of Sub-Adviser’s Form ADV, Part II, copies or summaries of Sub-Adviser’s policies and procedures applicable to Sub-Adviser’s performance of its obligations and services under this Agreement, and any other information regarding Sub-Adviser or its services that Adviser or the Board has determined necessary or appropriate in connection with appointing Sub-Adviser as a sub-adviser for the Fund as contemplated in this Agreement.  The Board has adopted such policies and procedures of Sub-Adviser as policies and procedures of the Trust and the Fund.  Adviser has provided to Sub-Adviser all information and documents required under Section 3 of this Agreement;

(ix)           Adviser has instructed (or caused the Trust or the Fund to instruct) the custodian(s) to the Fund to:  (A) accept and carry out instructions as may be directed from the authorized persons of Sub-Adviser provided in writing by Sub-Adviser to such custodian(s) from time to time (which instructions may be orally given if confirmed in writing or given on a recorded line); and (B) provide Sub-Adviser with all operational information necessary for Sub-Adviser to trade on behalf of the Fund; and

(x)           Adviser will promptly provide Sub-Adviser with notice of:  (A) the occurrence of any event which reasonably likely could disqualify Adviser from serving as an investment adviser of a registered investment company under Section 9(a) of the 1940 Act or otherwise; (B) an event that would constitute a change in control (as interpreted under the 1940 Act) of Adviser; and (C) of any pending or overtly threatened audit, investigation, complaint, examination or other regulatory inquiry (other than routine or sweep regulatory examinations or inspections) relating to the Fund conducted by any state or federal governmental regulatory authority, provided that Adviser will not be deemed in breach of this disclosure obligation to the extent that counsel has informed Adviser that such disclosure would render Adviser, or any affiliate of Adviser, in violation of any applicable law or regulation, and, provided further, that Adviser will provide such disclosure to Sub-Adviser promptly upon the suspension of such impediment.

(c)           Notice of Material Change. Adviser and Sub-Adviser mutually agree to provide the other with prompt written notice if any of their respective representations, warranties or covenants as set forth in Section 7(a) or 7(b), as the case may be, shall be breached, or become inaccurate, in any material respect, provided that neither Adviser nor Sub-Adviser, as the case may be, will be deemed in breach of this disclosure obligation to the extent that counsel has informed Adviser or Sub-Adviser, as the case may be, that such disclosure would render the reporting party, or any affiliate of the reporting party, in violation of any applicable law or regulation, and, provided further, that Adviser or Sub-Adviser, as the case may be, will provide such disclosure to Sub-Adviser or Adviser, as the case may be, promptly upon the suspension of such impediment.

SECTION 8.	Confidentiality.

(a)           Each party to this Agreement agrees that it shall (and, in the case of Adviser, that Adviser shall cause the Board, the Fund and the Trust to) treat as confidential, and not disclose to any third party, any information (including Sub-Adviser’s investment advice) provided to it (the “Receiving Party”) by the other party (the “Disclosing Party”) that is marked “Confidential” or that reasonably should be known to be confidential, including the investment activities or holdings of the Fund (collectively, “Confidential Information”).  All Confidential Information that a Disclosing Party provides to the Receiving Party shall not be used by the Receiving Party (and, in cases where Adviser is the Receiving Party, by the Board, the Fund or the Trust) for any purpose not permitted under this Agreement.  The foregoing (a) shall not be applicable to any information that is publicly available when provided by the Disclosing Party or which thereafter becomes publicly available other than in contravention of this Agreement or any confidentiality obligation known to the Receiving Party, (b) shall not prevent disclosure or use of any Confidential Information to the extent necessary to render the services or perform the obligations pursuant to this Agreement, or otherwise to operate the Trust and the Fund, provided, that any disclosure to a third party is made subject to confidentiality obligations substantially similar, in all material respects, to the confidentiality obligations imposed under this Section 8, and (c) shall not prevent disclosures expressly permitted or required under applicable law, rule or regulation (including in response to regulatory requests).

SECTION 9.	Limitations of Liability; Indemnification.

(a)           General Limitation of Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser, or its trustees, officers, employees or agents, or of reckless disregard by Sub-Adviser, or its trustees, officers, employees or agents, of Sub-Adviser’s obligations and duties under this Agreement, Sub-Adviser shall not be liable to Adviser, the Fund, the Trust, any shareholder of the Fund, or any other person or entity for any mistake of law, investment decision or other action or omission on the part of Sub-Adviser, or its trustees, officers, employees or agents.  Without limiting the foregoing, Sub-Adviser shall not have any liability whatsoever for any investment losses incurred by the Fund, or arising from transactions by the Fund, prior to the date on which Sub-Adviser assumes responsibility for the management of the Subadvised Assets of the Fund.

(b)           Indemnification.  Subject to the terms and conditions of this Agreement, each party (the “Indemnifying Party”) agrees to indemnify, defend and hold harmless the other party, its shareholders, controlling persons, trustees/directors, officers, employees and agents (collectively, the “Indemnified Parties”), from and against any loss, claim, penalty, fine, expense (including reasonable attorney’s fees) or other liability suffered, paid or incurred by any of the Indemnified Parties arising out of, resulting from or relating to (i) any breach of the Indemnifying Party’s covenants under this Agreement, (ii) any inaccuracy in, or breach of, any of the Indemnifying Party’s representations and warranties contained in this Agreement, (iii) any violation of applicable law by the Indemnifying Party, its shareholders, controlling persons, trustees/directors, officers, employees or agents (or, in the case of Adviser, the Fund or its service providers, other than Sub-Adviser), or (iv) the willful misfeasance, bad faith, gross negligence or willful disregard of the Indemnifying Party’s obligations under this Agreement on the part of the Indemnifying Party, its controlling persons, trustees/directors, officers or  employees (or, in the case of Adviser, the Fund or its service providers, other than Sub-Adviser).  Nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of its, or its trustees’/directors’, officers’, employees’ or agents’, willful misfeasance, bad faith or gross negligence, or reckless disregard of Indemnified Party’s obligations and duties under this Agreement.  Additionally, the respective indemnification obligations hereunder shall not apply in the event that the conduct that would otherwise form the basis for a claim hereunder resulted from reasonable reliance by the party from whom indemnification is sought on (i) materially inaccurate or misleading information provided to such party, in writing, by the party seeking indemnification hereunder (or any affiliate of such party) or (ii) unauthorized or improper actions in breach of this Agreement taken by the party seeking indemnification hereunder (or any affiliate of such party).

(c)           Portfolio Security Matter.  To the extent that Adviser authorizes Sub-Adviser, in writing, to respond to, prosecute or otherwise handle any claim, bankruptcy proceeding or other litigation relating to a portfolio security bought, held or sold for the Fund’s portfolio (each a “Portfolio Security Matter”), Adviser further agrees to indemnify Sub-Adviser for a pro rata portion of any attorney fees, court costs, or other fees or expenses suffered, paid or incurred by Sub-Adviser in connection with responding to, prosecuting or otherwise handling any Portfolio Security Matter.

(d)           Remedies Limited to Sub-Adviser and Its Assets.  Adviser, on behalf of itself, the Fund and the Trust, is hereby expressly put on notice of any limitation of liability as set forth in the governing documents (i.e., articles of incorporation, declaration of trust, partnership agreement, or similar governing document, or bylaws) of Sub-Adviser and agrees that the obligations assumed by Sub-Adviser pursuant to this Agreement will be limited in any case to Sub-Adviser and its assets and Adviser, the Trust, and the Fund shall not seek satisfaction of any such obligation from the shareholders of Sub-Adviser, the directors/trustees of Sub-Adviser, Sub-Adviser’s officers, employees, agents, contractors or other representatives, or any of them.

(e)           Exclusion.  Nothing in this Agreement is intended, or shall be construed, as relieving Adviser or Sub-Adviser from any liability or obligation under any provision of the 1940 Act, the Advisers Act or other applicable state or federal law that may not be modified or waived.

SECTION 10.	Term and Termination.

(a)          This Agreement shall become effective as of the date first written above (“Effective Date”) and shall continue in effect, unless sooner terminated as set forth herein, for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Sub-Adviser or by the Adviser, without payment of any penalty upon not more than sixty (60) days’ prior written notice, which notice may be waived by the party entitled thereto.  This Agreement may also be terminated (A) by the Board or (B) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund.  Any notice of termination shall be provided to Adviser, Sub-Adviser and the Trust.  The first such annual review following the effective date of this Agreement shall be conducted on or before a date that is not more than 12 months following the date on which the Board conducted its previous review of the prior agreement in accordance with the Board’s responsibilities under Section 15 of the Investment Company Act.

(b)         This Agreement will terminate automatically, without payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Advisory Agreement.  In the event of termination of this Agreement for any reason, Sub-Adviser shall, promptly upon receiving notice of termination or a receipt acknowledging delivery of a notice of termination to Adviser, or such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to the Subadvised Assets, except as expressly directed by Adviser, and except for the settlement of securities transactions already entered into for the account of the Fund with respect to the Subadvised Assets.  Termination of this Agreement shall not relieve Adviser or Sub-Adviser of any liability incurred hereunder.  The provisions of Sections 9 (Limitation of Liability; Indemnification), 10 (Term and Termination) and 12(j) (Governing Law) of this Agreement shall survive termination for the applicable statute of limitations period.  The provisions of Sections 5 (Compensation) and 6 (Expenses) shall survive termination only until the payment obligations under Section 5, and the reimbursement obligations under Section 6, respectively, are satisfied in full.

SECTION 11.	Use of Names.

(a)           By Sub-Adviser.  Nothing in this Agreement is intended, or shall be construed, as preventing Sub-Adviser or its affiliates from using Adviser’s, the Trust’s or the Fund’s name in any response to a request for information/proposal, and Sub-Adviser and its affiliates are expressly authorized to include the name of Adviser, the Trust or the Fund on a representative client list.

(b)           By Adviser, the Trust and the Fund.  Sub-Adviser hereby grants Adviser, the Trust and the Fund, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name “Federated” (hereinafter referred to as a “Mark”) in the United States as part of the name of the series of the Trust identified on Schedule 1 and in any Required Filings, or any sales literature, statement, communication or other document relating to the Trust or the Fund, provided the use of such Mark is approved by Sub-Adviser in advance in writing.  Such right does not include the right to allow third parties to use the Mark.  Neither Adviser, the Trust nor the Fund shall retain any right to use of the Mark after the termination of this Agreement.  Upon termination of this Agreement, Adviser will (and will cause the Trust and the Fund to) immediately terminate all use of the Mark and destroy any remaining unused sales literature, statements, communications or other documents, whether written, printed or electronic, that contains the Mark.  Adviser agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement.  Adviser further agrees (and to cause the Trust and the Fund) to comply with any reasonable requirements for the use of the Mark provided from time to time by Sub-Adviser to Adviser or the Trust in writing.

(c)           Required Use.  Nothing in this Agreement is intended, nor shall be construed, as preventing either Sub-Adviser (or its affiliated person) or Adviser, the Trust or the Fund from using the names of Sub-Adviser, Adviser, the Trust or the Fund in responses to regulatory examinations, inspections or inquiries, or subpoenas or other compulsory legal process.

SECTION 12.	General Provisions.

(a)           Notices.  All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (i) delivered by hand, (ii) sent by facsimile or electronic mail (with written confirmation of receipt), provided that a copy is promptly mailed by registered mail, return receipt requested, or (iii) when received by the addressee, if sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by written notice to the other party):

Sub-Adviser:         Federated Investment Management Company Trust
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Attention: Carol Kayworth
Facsimile No.: (412) 288-7747

Adviser:                 Rochdale Investment Management LLC
570 Lexington Avenue, 9th Floor
New York, New York 10022
Attention: Rochdale Compliance
Facsimile No.: (212) 702-3535

(b)           Further Actions. The parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

(c)           Conflicts of Interest.  It is understood that (i) directors/trustees, officers, agents and shareholders of the Trust are or may be interested in Sub-Adviser or its affiliated persons as directors/trustees, officers, stockholders or otherwise, (ii) directors/trustees, officers, agents and shareholders of Sub-Adviser or its affiliated persons are or may be interest in the Trust or the Fund as directors/trustees, officers, shareholders or otherwise, (iii) Sub-Adviser may be interested in the Trust or the Fund, and (iv) the existence of any such dual interests shall not affect the validity of this Agreement or of any transactions or performance under this Agreement except as specifically provided in (A) the Trust’s declaration of trust, articles of incorporation, or similar governing document, or bylaws, (B) Sub-Adviser’s declaration of trust, articles of incorporation, partnership agreement or similar governing document, or bylaws, or (C) provisions of applicable laws, rules or regulations.

(d)           Non-Exclusivity; Nature of Relationship.  The investment subadvisory services provided by Sub-Adviser under this Agreement are not to be deemed to be exclusive, and Sub-Adviser shall be free to render similar services to other advisers, investment companies, and other types of clients.  Adviser, the Trust, the Fund and Sub-Adviser are not partners or joint venturers with each other and nothing in this Agreement shall be construed so as to make them partners or joint venturers or impose any liability as such on any of them.  Except as otherwise specifically provided in this Agreement (or in a limited power of attorney referenced in this Agreement), Sub-Adviser shall perform its services and other obligations under this Agreement as an independent contractor and not as an agent of Adviser, the Trust, or the Fund.

(e)           Waiver.  The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

 (f)           Entire Agreement; No Modification.  This Agreement supersedes all prior discussions, negotiations, understandings and agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented, modified or restated, except by a written agreement executed by both parties to this Agreement and in accordance with the 1940 Act and the rules and regulations thereunder.

(g)           Assignments; Successors; No Third-Party Rights; Service Providers.  Neither party may assign any of its rights under this Agreement without the prior consent of the other party.  Subject to the preceding sentence, and Section 10 above, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the permitted successors and permitted assigns of the parties. Except as expressly provided in this Agreement, nothing expressed or referred to in this Agreement will be construed to give any person or entity other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.  Except as expressly provided in this Agreement, this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their permitted successors and permitted assigns.

Notwithstanding anything contained in this Agreement to the contrary, Sub-Adviser may enter into arrangements with its affiliates and other third party contractors in connection with the performance of Sub-Adviser’s services and other obligations under this Agreement, including for the provision of certain personnel, services and facilities to Sub-Adviser, provided that such arrangements comply with the 1940 Act (including, if applicable the requirements of Section 15 of the 1940 Act).  Sub-Adviser agrees, subject to the terms and conditions of this Agreement, that Sub-Adviser will remain responsible for any actions or omissions of such affiliates or other third-party contractors to the same extent as if Sub-Adviser had taken such action or made such omission under this Agreement.

(h)           Severability.  If any provision of this Agreement is held invalid or unenforceable by any regulator or court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect.  Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

 (i)           Construction.  Unless otherwise expressly provided: (i) the words “include,” “includes” and “including” do not limit the preceding words or terms, and shall be construed to be followed by “without limitation”; (ii) the word “or” in this Agreement is disjunctive but not necessarily exclusive (and should be construed, accordingly, as “and/or”); and (iii) any reference to “days” shall mean calendar days.  This Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any provision in this Agreement.  The following terms have the meanings given to such terms under the 1940 Act, and the rules and regulations promulgated thereunder:  “interested persons”; “affiliated person”; “assign” or “assignment”, and “federal securities laws”.

 (j)           Governing Law.  This Agreement, and all statements, certifications and other actions given, made or taken in connection with this Agreement, shall be governed by, and interpreted and construed in accordance with, (i) the laws of the Commonwealth of Pennsylvania without regard to conflicts of laws principles that would require the application of the law of another jurisdiction, and (ii) applicable federal law, including the 1940 Act.  To the extent that the laws of the Commonwealth of Pennsylvania, or any of the provisions of this Agreement, irreconcilably conflict with applicable provisions of the 1940 Act, the 1940 Act shall control.

(k)           Counterparts.  This Agreement may be executed (including by facsimile, Adobe portable document format, electronic mail, or otherwise) in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

{Signature Page Follows}

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on their behalf by their duly authorized representatives as of the date first above written.

SUB-ADVISER:	ADVISER:

FEDERATED INVESTMENT MANAGEMENT COMPANY	ROCHDALE INVESTMENT MANAGEMENT LLC

By: /	By:

Name:	Name:

Title:	Title:

SCHEDULE 1

SUB-ADVISER FEES

Annual Rate:   40 basis points (0.40%) on all Subadvised Assets under management

Exhibit 3
SUBADVISORY AGREEMENT

This Subadvisory Agreement (as amended from time to time, this “Agreement”) is entered into as of the __ day of ___, 2012, by and between Rochdale Investment Management LLC, a Delaware limited liability company (the “Adviser”), and Seix Investment Advisors LLC, which is organized as a Delaware limited liability company (“Sub-Adviser”).
RECITALS

WHEREAS, Adviser has entered into an Investment Advisory Agreement dated [August 11, 2005,] (as amended from time to time, herein referred to a the “Advisory Agreement”) with Rochdale Investment Trust, a Delaware business trust (the “Trust”), an open-end series investment company that is registered under the Investment Company Act of 1940 (“1940 Act”); and

WHEREAS, the Adviser, pursuant to the terms of the Advisory Agreement, provides portfolio management services to each series of the Trust, including the Rochdale Fixed Income Opportunities Portfolio (which series is herein referred to as the “Fund”); and

WHEREAS, the Sub-Advisor has continuously provided investment advisory services to the Portfolio since 2009 pursuant initially to the terms of an investment advisory agreement that first became effective on ____, 2009 (the “Prior Agreement”); and

WHEREAS, in accordance with the terms of the Prior Agreement, that Prior Agreement  was automatically terminated upon the change of control of the Adviser on June 30, 2012;

WHEREAS, the Trust desires to ensure that the provision of services to the Fund by the Sub-Advisor is not interrupted and that the existing economic relationship between the Advisor and the Trust is maintained, and the Advisor continues to render advice and services to the Funds pursuant to terms and provisions that are the same as those of the Prior Agreement; and

WHEREAS, the Board of Trustees (“Board”) of the Trust (including a majority of those Trustees who are not interested persons of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act) has approved this Subadvisory Agreement in accordance with the requirements of Section 15(a) and Section 15(c) of the 1940 Act;
AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and intending to be legally bound, Adviser and Sub-Adviser agree as follows:

SECTION 1.	Appointment of Sub-Adviser.

Subject to and in accordance with the provisions of this Agreement, Adviser hereby:  (a) appoints Sub-Adviser as investment subadviser for the Fund and with respect to the Subadvised Assets to perform the investment advisory and any other services to each such Fund set forth in this Agreement, and (b) delegates to Sub-Adviser the authority vested in Adviser pursuant to the Advisory Agreement to the extent necessary to enable Sub-Adviser to perform its services and other obligations under this Agreement.

SECTION 2.	Scope of Sub-Adviser’s Authority, Duties and Services.

(a)            General.  Adviser hereby authorizes Sub-Adviser, in its discretion and without prior consultation with Adviser or the Board, to invest, reinvest and manage the Subadvised Assets of the Fund, and determine the structure and composition of the Subadvised Assets of the Fund, on a discretionary basis , subject to Section 2(f) of this Subadvisory Agreement.  In carrying out its responsibilities under this Subadvisory Agreement, Subadviser will act in accordance with all applicable:: (i) requirements of the 1940 Act, and the rules and regulations thereunder applicable to the Fund; (ii) requirements of the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules and regulations thereunder applicable to Sub-Adviser; (iii) the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”) applicable to “regulated investment companies” and the Fund; (iv) the investment objectives, strategies and limitations applicable to the Fund, as set forth in the prospectus and statement of additional information relating to the Fund and such other of those documents  of the Trust (i.e., the Trust’s declaration of trust, articles of incorporation or similar governing document, and bylaws) as applicable to the Fund, in each case as amended and updated from time to time and provided in writing to Sub-Adviser (collectively, each of the documents identified in this clause (iv) being, the “Governing Documents”), as are applicable to the Fund; (v) the requirements of those policies and procedures adopted by the Trust under Rule 38a-1 under the 1940 Act and applicable to the Fund;  and (vi) such other reasonable, mutually acceptable, instructions relating to the Fund’s portfolio as the Board or Adviser may from time to time specifically adopt, and provide in writing to Sub-Adviser, as being necessary for Sub-Adviser to perform its services and other obligations under this Agreement (“Instructions”).

(b)            Sub-Adviser Services and Duties.  Subject to and in accordance with the provisions of this Agreement, to enable Sub-Adviser to perform the general duties described in Section 2(a) above:

(i)             General Services.  Adviser hereby authorizes Sub-Adviser to, and Sub-Adviser will, (A) formulate and implement a continuous investment program for the Subadvised Assets of the Fund, and (b) take the steps that Sub-Adviser determines to be reasonably necessary to implement such investment program(s), including purchasing, holding or selling the securities and other assets included in the Subadvised Assets of the Fund, selecting brokers, dealers and other intermediaries, settling and allocating trades, aggregating trades, and seeking to obtain best execution, in each case in accordance with the 1940 Act, the Advisers Act and the rules and regulations thereunder, and Sub-Adviser’s applicable policies and procedures as in effect from time to time. Adviser and Subadviser agree and understand that investment advisory services may be provided by more than on subadviser.  Adviser and Subadviser further agree that the Subadvised Assets may consist of all, a portion of or none of the assets of the Fund and that the Adviser has the right to allocate and reallocate assets of the Fund to the Subadviser at any time and from time to time, upon such written notice to the Subadviser as may be reasonably necessary to ensure orderly management of the Fund.  Subadviser agrees that it shall not consult with any other subadviser concerning transactions for the Fund in securities or other assets. As required under the 1940 Act, Sub-Adviser will not consult with any other sub-adviser to the Trust or the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning transactions of the Trust or the Fund in securities or other assets, and Sub-Adviser will be responsible for providing investment advice under this Agreement only with respect to the Subadvised Assets of the Fund. Notwithstanding, Sub-Adviser agrees to meet with Adviser regularly, but no less frequently than the quarterly, to discuss the investment program and with the Board as reasonably requested.

(ii)           Selection of Brokers, Dealers and Other Securities Intermediaries.  Without limiting Section 2(b)(i) above:  (A) Sub-Adviser may select brokers, dealers and other intermediaries that are affiliated persons of the Trust, the Fund, Adviser or Sub-Adviser, provided that any trade orders placed with any such affiliated person are placed in accordance with the 1940 Act, and the rules and regulations thereunder, and Sub-Adviser’s applicable policies and procedures as in effect from time to time; (B) Sub-Adviser may select brokers, dealers and other intermediaries on the basis that they provide brokerage, research or other services or products to the Fund or other clients of Sub-Adviser or an affiliated person of Sub-Adviser, provided that such selections are made in accordance with Sub-Adviser’s and the Trust’s applicable policies and procedures as in effect from time to time; and (C) in selecting brokers, dealers and other intermediaries, Sub-Adviser may also consider the reliability, integrity and financial condition of a broker, dealer or other intermediary, the size of and difficulty in executing a transaction, and other factors that Sub-Adviser deems appropriate and consistent with  Sub-Adviser’s and the Trust’s policies and procedures as in effect from time to time.

(iii)           Aggregation of Orders.  Without limiting Sections 2(b)(i) or (ii) above, Sub-Adviser may (but shall not be obligated to) aggregate purchase or sale orders for the Subadvised Assets with contemporaneous purchase or sale orders of other clients of Sub-Adviser or its affiliated persons.  In such event, allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-Adviser in the manner Sub-Adviser considers to be equitable and consistent with Sub-Adviser’s applicable policies and procedures as in effect from time to time.  Adviser hereby acknowledges that such aggregation of orders may not result in a more favorable price or lower brokerage commissions in all instances.

(iv)           Proxy Voting.  Adviser hereby authorizes Sub-Adviser to, and Sub-Adviser will, in Sub-Adviser’s discretion and without prior consultation with Adviser or the Board, vote (either directly or through a voting service engaged by Sub-Adviser) all proxies and corporate actions of which Sub-Adviser receives timely notice that are solicited by or with respect to issuers of securities or other assets in which the Subadvised Assets may be invested from time to time.  Such votes shall be made by Sub-Adviser in accordance with Sub-Adviser’s proxy voting policies and procedures as in effect from time to time.  Upon written notice to Sub-Adviser, the Board may at any time withdraw the authority granted to Sub-Adviser pursuant to this Section 2(b)(iv) to perform any or all of the proxy voting services contemplated hereby.  Adviser and/or the Trust shall be responsible for making any Form N-PX filings.

(v)           Recordkeeping.  Adviser hereby authorizes Sub-Adviser to, and Sub-Adviser will, maintain and preserve such books and records relating to the Subadvised Assets of the Fund and the services provided by Sub-Adviser under this Agreement as required of an investment sub-adviser to a registered investment company pursuant to Section 31 of the 1940 Act and Section 204 of the Advisers Act and the rules and regulations promulgated thereunder and, further, will maintain such records in the manner and for the periods prescribed by such provisions.  Sub-Adviser agrees that such books and records are the property of the Trust, and that Sub-Adviser will surrender such books and records to Adviser or the Trust, or either of their designees, promptly upon written request (provided, that Sub-Adviser may retain copies of any or all of such books and records).  Sub-Adviser will permit Adviser to reasonably inspect such books and records during normal business hours upon reasonable prior notice.

(vi)           Reporting.  Sub-Adviser agrees to provide such reasonable reports as mutually agreed upon by Adviser and Sub-Adviser at such times as mutually agreed upon by Adviser and Sub-Adviser.  Sub-Adviser will provide Adviser with such other information regarding Sub-Adviser or Sub-Adviser’s management of the Subadvised Assets of the Fund as is legally required for any shareholder report (including Forms N-SAR of N-CSR), amended registration statement, prospectus or statement of additional information (including Form N-1A), proxy voting report (including Form N-PX), portfolio holding report (including Form N-Q), proxy statement (including Form N-14), or “blue-sky” filing, or any amendment or supplement to any of the foregoing, of the Trust or the Subadvised Assets Fund filed with the U.S. Securities and Exchange Commission (“SEC”) or applicable state securities regulator (collectively, “Required Filings”).  Upon the Trust’s or Adviser’s reasonable request, Sub-Adviser also will make available its officers and employees to meet with the Board to review Sub-Adviser’s performance under this Agreement, and the performance of the Subadvised Assets Fund, via telephone on a quarterly basis and in person as may be reasonably requested by the Adviser and the Board.

(vii)          Service to Other Clients.  It is understood that Sub-Adviser may perform investment adviser services to other clients including related person, related entities of the Sub-Adviser and various other investment companies.  The Adviser agrees that the Sub-Adviser may provide and take action with respect to any of its clients, itself or affiliates that may compete with or differ from the advice given of the timing or nature of action taken with respect to the Fund, so long as is it the Sub-Adviser’s policy, to the extent practical, to allocate investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other clients, itself and its affiliates.  It is understood that Sub-Adviser shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security or other investment which Adviser, its principals, affiliates, or employees may purchase or sell for its or their accounts or for the account of any other client, if in the opinion of Sub-Adviser such transaction or investment appears unsuitable, impractical, or undesirable for the Fund.

(c)            Valuation. Adviser acknowledges and agrees, on behalf of itself, the Fund and the Trust, that Sub-Adviser is not responsible for valuing or pricing the securities and other assets invested in, held by or sold by the Fund (including the Subadvised Assets).  Upon reasonable request, however, the Sub-Adviser will assist the Adviser and the appropriate officers of the Trust in obtaining information about securities that may be purchased for the Fund by the Sub-Adviser with respect to which reliable prices are not available through customary pricing services and otherwise assist the Trust in pricing such assets appropriately. Sub-Adviser agrees that it make commercially reasonable efforts to bring to the attention of the Adviser “significant events” that may come to the attention of the Sub-Adviser and may affect the price of such securities.

(d)           Compliance Testing.  Adviser agrees that Sub-Adviser is not the compliance agent for the Trust, the Fund or Adviser, that it may not have access to all of the books and records of the Fund necessary to perform certain compliance testing, and that it will not be obligated to request any books and records of a Fund not in Sub-Adviser’s possession for purposes of compliance testing. In no event shall Sub-Adviser be responsible for compliance testing with respect to any assets of a Fund other than the Subadvised Assets.

(e)            Implementation of Changes.  Adviser agrees that Sub-Adviser shall be afforded a reasonable amount of time to implement any change in applicable law, rule or regulation (but in no event (except after obtaining a proper exemptive order or other relief or Adviser’s consent) beyond the mandatory compliance date for any change in applicable law, rule or regulation), any change in a Fund’s Governing Documents, and any other change arising out of any other Instructions provided by the Board or Adviser in writing to Sub-Adviser.  Sub-Adviser shall not be responsible for implementing (or failing to implement) any change in a Fund’s Governing Documents, or resulting from any Instruction of the Board or Adviser, that is not specifically identified in a writing provided to Sub-Adviser.  Sub-Adviser will promptly inform Adviser if Sub-Adviser is not able to implement any such change or new Instruction.

 (f)           Adviser and Board Supervision.  Sub-Adviser’s performance of services under this Agreement shall be subject to the general supervision and monitoring of Adviser, in the manner contemplated under Rule 17a-10 under the 1940 Act, and the Board.

(g)           Inside Information.  Sub-Adviser shall, as a general rule, seek only to obtain publicly available research material and information.  In the event Sub-Adviser does acquire or in some manner possess “material non-public information” (“MNPI”), (as defined under the Insider trading and Securities Fraud Enforcement Act of 1988), Sub-Adviser acknowledges that it has implemented adequate information sharing restrictions (fire walls) to reasonably assure regulatory compliance.  The Adviser must be aware that possession of MNPI may adversely affect the Sub-Adviser’s ability to initiate investing or continue trading in a specific portfolio security.

SECTION 3.	Adviser’s Duties and Services.

(a)           General.  Adviser agrees to comply with the terms and conditions of this Agreement and the Advisory Agreement and to provide Sub-Adviser with any information that Sub-Adviser reasonably requests in order to perform its services, and comply with its obligations, under this Agreement.  Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee, monitor and review Sub-Adviser’s performance of its services and other obligations under this Agreement as contemplated under Rule 17a-10 under the 1940 Act.  Nothing in this Agreement shall relieve Adviser of any of its obligations or any liability under the Advisory Agreement.

(b)           Document Delivery Requirements.  Without limiting Section 3(a) above, Adviser shall provide Sub-Adviser with true, correct and complete copies, properly certified or otherwise authenticated, of the following documents relating to the Fund prior to the effective date of this Agreement, annually after this Agreement becomes effective and reasonably in advance of any changes in the following documents becoming effective (with any changes being identified in writing to Sub-Adviser):  (i) each current Governing Document of the Fund; (ii) any Instructions adopted by the Board or Adviser; (iii) any exemptive order relied on by Adviser, the Fund or the Trust that may affect the performance of Sub-Adviser’s services and other obligations under this Agreement (including any “manager of managers” exemptive order); (iv) any CFTC Rule 4.5 letter applicable with respect to a Fund or the Trust; (v) the Advisory Agreement; (vi) certified resolutions of the Board, and of a duly called meeting of the shareholders of the Fund, approving the Advisory Agreement and Adviser’s appointment as investment adviser for the Fund under the Advisory Agreement, and (vii) certified resolutions of the Board, and, if necessary, of a duly called meeting of the shareholders of the Fund, approving this Agreement and Sub-Adviser’s appointment of Sub-Adviser under this Agreement.

(c)           Affiliated Persons of Adviser, the Fund and the Trust.  Adviser shall provide Sub-Adviser, prior to the effective date of this Agreement and annually after this Agreement becomes effective, with a written list of all affiliated persons of Adviser, the Fund and the Trust (and any affiliated person of such an affiliated person) and Adviser shall promptly provide Sub-Adviser with an updated written list whenever Adviser becomes aware of any additional affiliated persons or other changes to the most recently provided list.

(d)           Limited Power of Attorney.  Adviser shall have delivered to Sub-Adviser prior to the effective date of this Agreement an executed copy(ies), signed by authorized representatives of Adviser and of the Trust, on behalf of the Fund, of any separate limited power of attorney requested by Sub-Adviser pursuant to Section 4 below.

(e)           Disclosure Documents and Sales Literature.  Adviser agrees to (and to cause the Trust and the Fund to) submit any proposed language in any Required Filings, or any sales literature, statement, communication or other document relating to the Trust or a Fund that mentions Sub-Adviser (other than identifying Sub-Adviser as sub-adviser to a Fund), or that describes Sub-Adviser’ services or other obligation hereunder, to Sub-Adviser for review prior to use for prompt review of such materials by Sub-Adviser within a reasonable and appropriate deadline.  Adviser acknowledges and agrees that it is responsible for ensuring that any Required Filings, or any sales literature, statement, communication or other document relating to the Trust or a Fund will at all times be in compliance with all disclosure and other requirements under applicable laws, rules or regulations, and that Sub-Adviser shall have no liability in connection therewith, except to the extent arising directly out of a material inaccuracy in, or material omission from, information furnished in writing by Sub-Adviser to Adviser, a Fund or the Trust specifically for inclusion in any Required Filings that causes any such Required Filings to (i) fail to be accurate and complete in all material respects with respect to Sub-Adviser or its services, or (ii) omit to state any material fact necessary in order to make the statements made therein with respect to Sub-Adviser or its services, in light of the circumstances under which they were made, not misleading.

SECTION 4.	Limited Power of Attorney.

Adviser hereby appoints Sub-Adviser as Adviser’s, the Trust’s and the Fund’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as Sub-Adviser shall be requested by brokers, dealers or other intermediaries, counter parties and other persons or entities in connection with its management of the Subadvised Assets of the Fund.  Adviser, on behalf of itself, the Fund and the Trust, hereby ratifies and confirms as good and effectual, at law or in equity, all that Sub-Adviser, and its directors, officers and employees, may do in the capacity as attorney-in-fact, provided such action is within the scope of the limited power of attorney granted herein.  Nothing in this Agreement shall be construed as imposing a duty on Sub-Adviser, or its directors, officers and employees, to act or assume responsibility for any matters in its capacity as attorney-in-fact for Adviser, a Fund or the Trust. Any person, partnership, corporation or other legal entity or natural person dealing with Sub-Adviser in its capacity as attorney-in-fact hereunder for Adviser, the Fund or the Trust is hereby expressly put on notice that Sub-Adviser is acting solely in the capacity as an agent of Adviser, such Fund or the Trust, and that any such person, partnership, corporation or other legal entity or natural person must look solely to Adviser, such Fund or the Trust, as applicable, for enforcement of any claim against Adviser, such Fund or the Trust, as Sub-Adviser assumes no personal liability whatsoever for obligations of Adviser, such Fund or the Trust entered into by Sub-Adviser in its capacity as attorney-in-fact.  If requested by Sub-Adviser, Adviser agrees to have Adviser, the Fund or the Trust execute and deliver to Sub-Adviser a separate form of Limited Power of Attorney in form and substance reasonably acceptable to Sub-Adviser.  The Adviser, the Fund or the Trust will deliver to Sub-Adviser a fully executed and accurate W-9 or some other acceptable form reflecting that the Fund and/or the Trust is not subject to withholding for federal income taxes.

SECTION 5.	Compensation.

For the services provided under this Agreement, Adviser shall pay to Sub-Adviser, in arrears, a fee at the annual rate set forth on Schedule 1 multiplied times the average daily net assets of the Subadvised Assets of such Fund.  Such fee will accrue daily and will be paid monthly to Sub-Adviser on or before the fifteenth (15th) day of the next succeeding calendar month.  The method of determining the net asset value for purposes of this Section 5 shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the Shares of the Fund as described in the prospectus relating to the Fund.  If this Agreement is effective for only a portion of a month, the fee will be prorated for the portion of such month during which this Agreement is in effect.

SECTION 6.	Expenses.

(a)           Expenses Paid by Sub-Adviser.  Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its services and other obligations under this Agreement, and the expenses of office rent, telephone, telecommunications and other facilities that are necessary for Sub-Adviser to perform its services and other obligations under this Agreement.

(b)           Expenses Not Paid by Sub-Adviser.  The Sub-Adviser shall not be responsible for the payment of any expenses of the Fund, including but not limited to:   the expenses of organizing, or continuing the existence of, Adviser, the Fund or the Trust; fees and expenses of trustees/directors and officers of Adviser, the Fund or the Trust; fees for administrative personnel and services; expenses incurred in the distribution of shares of the Fund or the Trust (“Shares”), including expenses of administrative support services; fees and expenses of preparing, printing and filing any Required Filings, other Governing Documents, or any amendment or supplement thereto, or any sales literature, statement, communication or other document under the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act or otherwise; expenses of registering and qualifying Adviser, the Fund, the Trust, or Shares of the Fund or the Trust under federal and state laws, rules or regulations; expenses of preparing, printing, and distributing any other Required Filings, other Governing Documents or any sales literature, statement, communication or other document to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including any cost of Share certificates), purchase, repurchase, and redemption of Shares; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, registrars and other service providers to Adviser, the Fund or the Trust; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of trustees/directors and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Fund  The Subadviser shall also not  be responsible for the payment of any commission, mark-ups, transfer fees, registration fees, ticket charges, transfer taxes, custodian fees and similar expenses; any extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, and claims; or legal obligations of the Fund or the Trust to indemnify its officers and trustees/directors and agents with respect thereto.  Adviser will cause any such expenses properly advanced to the Fund to be promptly reimbursed to the Sub-Adviser.

SECTION 7.	Representations, Warranties and Additional Covenants.

(a)           Sub-Adviser’s Representations, Warranties and Additional Covenants.  Sub-Adviser represents, warrants and covenants to Adviser as follows:

(i)           Sub-Adviser is a business entity of the type indicated in the first paragraph of this Agreement, and is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation/organization;

(ii)           Sub-Adviser has the right, power and authority under its governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws) to execute and deliver, and perform its obligations under, this Agreement;

(iii)           This Agreement constitutes the legal, valid, and binding obligation of Sub-Adviser, enforceable against Sub-Adviser in accordance with its terms, except to the extent such enforceability is limited by applicable bankruptcy, fraudulent conveyance and similar laws affecting creditor or counterparty rights generally, general principles of equity or public policy;

(iv)           Neither the execution and delivery of this Agreement by Sub-Adviser nor the performance of any of Sub-Adviser’s obligations hereunder will give any person or entity the right to prevent, delay, or otherwise interfere with the performance of such obligations pursuant to:  (A) any provision of Sub-Adviser’s governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws); (B) any resolution adopted by the governing body (i.e., board of directors or trustees or general partner) or shareholders of Sub-Adviser; (C) any law, rule, regulation or administrative or court order to which Sub-Adviser or its assets may be subject or bound; or (D) any material contract to which Sub-Adviser is a party or by which Sub-Adviser or its assets may be subject or bound;

(v)           Sub-Adviser is not required to obtain any consent from any person or entity in connection with the execution and delivery of this Agreement or the performance of any of Sub-Adviser’s services or other obligations under this Agreement;

(vi)           Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is registered or licensed as an investment adviser under the laws, rules or regulations of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business or the performance of its services and other obligations under this Agreement;

(vii)           Sub-Adviser is in compliance, in all material respects, with the laws, rules or regulations applicable to Sub-Adviser when performing its obligations under this Agreement.  Without limiting the foregoing, Sub-Adviser has adopted written policies and procedures reasonably designed to prevent violations of the federal securities laws as required under Rule 38a-1 promulgated under the 1940 Act or Rule 206(4)-7 under the Advisers Act, as applicable.  Without limiting the foregoing, Sub-Adviser has adopted a written code of ethics as required under Rule 17j-1 promulgated under the 1940 Act or Rule 204A-1 under the Advisers Act, as applicable.  Upon Adviser’s reasonable request, Sub-Adviser will provide Adviser and the Board with a copy of Sub-Adviser’s compliance policies and procedures.  Sub-Adviser also will promptly provide Adviser with any material amendment to Sub-Adviser’s policies and procedures.  Upon Adviser’s reasonable request or as required under the 1940 Act,  Sub-Adviser will provide Adviser and the Board with reasonable information regarding any material violation of applicable laws, rules or regulations, or Sub-Adviser’s compliance policies and procedures (including Sub-Adviser’s code of ethics), by Sub-Adviser, provided that Sub-Adviser will not be deemed in breach of this disclosure obligation to the extent that counsel has informed Sub-Advise that such disclosure would render Sub-Adviser in violation of any applicable law or regulation and provided further, that the Adviser will provide such disclosure to the Adviser promptly upon the suspension of such impediment.;

(viii)           Sub-Adviser will promptly provide Adviser with notice of:  (A) the occurrence of any event which reasonably likely could disqualify Sub-Adviser from serving as an investment sub-adviser of a registered investment company under Section 9(a) of the 1940 Act or otherwise; (B) any event that would constitute a change in control (as interpreted under the 1940 Act) of Sub-Adviser; (C) any pending or overtly threatened audit, investigation, complaint, examination or other regulatory inquiry relating to the Fund conducted by any state or federal governmental regulatory authority; and (D) any material change in the key portfolio management personnel responsible for the day-to-day management of the Subadvised Assets of the Fund; provided that Sub-Adviser will not be deemed in breach of this disclosure obligation to the extent that counsel has informed Sub-Advise that such disclosure would render Sub-Adviser in violation of any applicable law or regulation and provided further, that the Adviser will provide such disclosure to the Adviser promptly upon the suspension of such impediment;

(ix)           Upon Adviser’s reasonable request, Sub-Adviser will promptly supply Adviser with certificates of insurance setting forth its fidelity bond and errors and omissions coverages; and

(b)           Adviser’s Representations, Warranties and Additional Covenants.  Adviser represents, warrants and covenants to Sub-Adviser that, as of the date hereof:

(i)           Adviser is a business entity of the type indicated in the first paragraph of this Agreement, and is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation/organization.  The Fund is a duly constituted series of the Trust, which is a business entity of the type indicated in the first recital paragraph to this Agreement, and is duly organized, validly existing, and in good standing under the laws of the Trust’s jurisdiction of incorporation/organization;

(ii)           Adviser has the right, power and authority under its governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws) and the Advisory Agreement to execute and deliver, and perform its obligations under, this Agreement.  Adviser has been duly appointed by the Board and the shareholders of the Fund to provide investment advisory services to the Fund as contemplated by the Advisory Agreement;

(iii)           This Sub-Advisory Agreement and the Advisory Agreement each constitutes the legal, valid, and binding obligation of Adviser, enforceable against Adviser in accordance with their respective terms, except to the extent such enforceability is limited by applicable bankruptcy, fraudulent conveyance and similar laws affecting creditor or counterparty rights generally, general principles of equity or public policy;

(iv)           Neither the execution and delivery of this Agreement or the Advisory Agreement by Adviser nor the performance of any of Adviser’s services or other obligations under this Agreement or the Advisory Agreement will give any person or entity the right to prevent, delay, or otherwise interfere with the performance of such services or other obligations pursuant to:  (A) any provision of Adviser’s governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws) or the Governing Documents of the Fund and the Trust; (B) any resolution adopted by the governing body (i.e., board of directors or trustees or general partner) or shareholders of Adviser or the Board or shareholders of the Fund or the Trust; (C) any law, rule, regulation or administrative or court order to which Adviser or its assets, or the Fund or the Trust, or the assets of the Fund or the Trust, may be subject or bound; or (D) any material contract to which Adviser, a Fund or the Trust is a party or by which Adviser or its assets, or the Fund or the Trust, or the assets of the Fund or the Trust, may be subject or bound;

(v)           Except for the approval(s) of the Board and, as necessary, of the Fund’s shareholders as required by Section 15 of the 1940 Act, Adviser is not required to obtain any consent from any person or entity in connection with the execution and delivery of the Advisory Agreement or this Agreement, the performance of any of Adviser’s services or other obligations under the Advisory Agreement or this Agreement or the appointment of Adviser as investment adviser to the Fund as contemplated in the Advisory Agreement or of Sub-Adviser as sub-adviser to the Fund as contemplated in this Agreement;

(vi)           Adviser is registered with the SEC as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws, rules or regulations of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business or the performance of its services and other obligations under the Advisory Agreement and this Agreement.  The Trust is a registered investment company under the 1940 Act, and the Shares of the Fund and the Trust are duly registered under the 1933 Act and under the laws, rules or regulations of all jurisdictions in which such Shares are offered that require such registration;

(vii)           Each of Adviser, the Fund and the Trust is in compliance, in all material respects, with the laws, rules or regulations applicable to Adviser, the Fund or the Trust.  Without limiting the foregoing, each of Adviser and the Board (with respect to the Fund and the Trust) has adopted written policies and procedures reasonably designed to prevent violations of the federal securities laws as required under Rule 38a-1 promulgated under the 1940 Act or Rule 206(4)-7 under the Advisers Act, as applicable.  Without limiting the foregoing, each of Adviser and the Board (with respect to the Fund and the Trust) has adopted a written code of ethics as required under Rule 17j-1 promulgated under the 1940 Act or Rule 204A-1 under the Advisers Act, as applicable;

(viii)           Adviser has received and reviewed a copy of Sub-Adviser’s Form ADV, Part II, copies or summaries of Sub-Adviser’s policies and procedures applicable to Sub-Adviser’s performance of its obligations and services under this Agreement, and any other information regarding Sub-Adviser or its services that Adviser or the Board has determined necessary or appropriate in connection with appointing Sub-Adviser as a sub-adviser for the Fund as contemplated in this Agreement.  The Board has adopted such policies and procedures of Sub-Adviser as policies and procedures of the Trust and the Fund.  Adviser has provided to Sub-Adviser all information and documents required under Section 3 of this Agreement;

(ix)           Adviser has instructed (or caused the Trust or the Fund to instruct) the custodian(s) to the Fund to:  (A) accept and carry out instructions as may be directed from the authorized persons of Sub-Adviser provided in writing by Sub-Adviser to such custodian(s) from time to time (which instructions may be orally given if confirmed in writing or given on a recorded line); and (B) provide Sub-Adviser with all operational information necessary for the Sub-Adviser to trade on behalf of the Fund;

(x)           Adviser will promptly provide Sub-Adviser with notice of:  (A) the occurrence of any event which reasonably likely could disqualify Adviser from serving as an investment adviser of a registered investment company under Section 9(a) of the 1940 Act or otherwise; (B) an event that would constitute a change in control (as interpreted under the 1940 Act) of Adviser; and (C) of any pending or overtly threatened audit, investigation, complaint, examination or other regulatory inquiry (other than routine or sweep regulatory examinations or inspections) relating to the Fund conducted by any state or federal governmental regulatory authority provided that Adviser will not be deemed in breach of this disclosure obligation to the extent that counsel has informed Sub-Advise that such disclosure would render Adviser in violation of any applicable law or regulation and provided further, that the Adviser will provide such disclosure to the Sub-Adviser promptly upon the suspension of such impediment;

(xi)           The Trust (i) has established an Anti-Money Laundering Program (“AML Program”) that is designed to comply with the USA PATRIOT Act of 2001 and other applicable U.S. laws and regulations relating to the prevention of money laundering and terrorist financing, and (ii) is subject to the regulations administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) and has policies and procedures designed to comply with the prohibitions and restrictions mandated by OFAC.  The Trust, Fund and Adviser recognize and agree that the Sub-Adviser does not have responsibilities regarding the Trust’s AML Program and the Trust’s OFAC policies and procedures and for clearing the shareholders of the Fund through the AML Program and the Trust’s OFAC policies and procedures;

(xii)           The Adviser understands, acknowledges, represents and agrees (a) that the acceptance of this Agreement together with the remittance of the appropriate documentation will not breach any applicable money laundering rules or regulations and (b) to promptly provide to the Sub-Adviser documentation verifying its identity as required in subsection 7(b)(xii) below.  Adviser will provide additional information or take such other actions as may be necessary or advisable for Sub-Adviser to comply with any requirements related to money laundering rules or regulations, related legal process or appropriate requests (whether formal or informal) or otherwise.  Adviser hereby consents to disclosure by the Sub-Adviser and its agents to relevant third parties of information pertaining to Adviser in respect of such rules or regulations or information requests related thereto.  Further, Adviser represents and warrants that no party which either (x) has had any of its assets blocked under the OFAC maintained list of Specially Designated Nationals Blocked Persons, the U.S. Presidential Executive Order 13224, Financial Action Task Force on Money Laundering’s list of non-cooperative jurisdictions, the U.S. Department of the Treasury’s Financial Crimes Enforcement Network Adviser list or any other sanction, regulation or law promulgated by ay U.S. governmental entity or intergovernmental group organization of which the U.S. is a member (collectively, the “U.S. Sanction Laws”), or (y) has been identified by the U.S. Government as a person whose assets are blocked under the U.S. Sanction Laws, has any beneficial interest in the Adviser; and

(xiii)            The Adviser will provide the Sub-Adviser with (a) a copy of its Certificate of Formation and any change of name certificate,  (b) a properly authorized mandate authorizing the Adviser to enter into this Agreement (e.g. a certified resolution which includes the names of the authorized signatories; and, if requested by Sub-Adviser, further evidence that the Adviser’s constitutional documents permit it to enter this Agreement, that all appropriate action has been taken by it to authorize the Agreement, and that each person executing the Agreement has authority to do so.

(c)           Notice of Material Change. The Adviser and Sub-Adviser mutually agree to provide the other with prompt written notice if any of their respective representations, warranties or covenants as set forth in Section 7(a) or 7(b) as the case may be,  shall be breached, or become inaccurate, in any material respect, provided that neither Adviser or Sub-Adviser will be deemed in breach of this disclosure obligation to the extent that counsel has informed Adviser or Sub-Adviser, as the case may be, that such disclosure would render the reporting party in violation of any applicable law or regulation and provided further, that the Adviser will provide such disclosure to the Adviser promptly upon the suspension of such impediment.

SECTION 8.	Privacy; Confidentiality.

Each party to this Agreement agrees that it shall (and, in the case of Adviser, that Adviser shall cause the Board, the Fund and the Trust to) treat as confidential, and not disclose to any third party, any information (including Sub-Adviser’s investment advice) provided to it (the “Receiving Party”) by the other party (the “Disclosing Party”) that is marked “Confidential” or that reasonably should be known to be confidential, including the investment activities or holdings of the Fund (collectively, “Confidential Information”).  All Confidential Information that a Disclosing Party provides to the Receiving Party shall not be used by the Receiving Party (and, in cases where Adviser is the Receiving Party, by the Board, the Fund or the Trust) for any purpose not permitted under this Agreement.  The foregoing (a) shall not be applicable to any information that is publicly available when provided by the Disclosing Party or which thereafter becomes publicly available other than in contravention of this Agreement or any confidentiality obligation known to the Receiving Party, (b) shall not prevent disclosure or use of any Confidential Information to the extent necessary to render the services or perform the obligations pursuant to this Agreement, or otherwise to operate the Trust and the Fund, provided, that any disclosure to a third party is made subject to confidentiality obligations substantially similar, in all material respects, to the privacy and confidentiality obligations imposed under this Section 8, and (c) shall not prevent disclosures expressly permitted or required under applicable law, rule or regulation (including in response to regulatory requests).  A copy of the Sub-Adviser’s privacy policy is attached hereto as Exhibit A.

SECTION 9.	Limitations of Liability; Indemnification.

(a)           General Limitation of Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser, or of reckless disregard by Sub-Adviser of its obligations and duties under this Agreement, Sub-Adviser shall not be liable to Adviser, the Fund, the Trust, any shareholder of the Fund, or any other person or entity for any mistake of law, investment decision or other action or omission on the part of Sub-Adviser.  Without limiting the foregoing, Sub-Adviser shall not have any liability whatsoever for any investment losses incurred by the Fund, or arising from transactions by the Fund, prior to the date on which Sub-Adviser assumes responsibility for the management of the Subadvised Assets of such Fund.

(b)           Indemnification.  Subject to the terms and conditions of this Agreement, each party (the “Indemnifying Party”) agrees to indemnify, defend and hold harmless the other party, its shareholders, controlling persons, trustees/directors, officers or employees (collectively, the “Indemnified Parties”), from and against any direct loss, claim, penalty, fine, expense (including reasonable attorney’s fees) or other liability suffered, paid or incurred by any of the Indemnified Parties arising out of, resulting from or relating to (i) any material breach of the Indemnifying Party’s covenants under this Agreement, (ii) any material inaccuracy in, or material breach of, any of the Indemnifying Party’s representations and warranties contained in this Agreement, (iii) any violation of applicable law by the Indemnifying Party, its shareholders, controlling persons, trustees/directors, officers or employees, (or, in the case of Adviser, the Fund or its service providers, other than Sub-Adviser), or (iv) the willful misfeasance, bad faith, gross negligence or willful disregard of the Indemnifying Party’s obligations under this Agreement on the part of the Indemnifying Party, its controlling persons, trustees/directors, officers or  employees (or, in the case of Adviser, the Fund or its service providers, other than Sub-Adviser).  Nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of its or their willful misfeasance, bad faith or gross negligence by any Indemnified Party in the performance of its duties under this Sub-Advisory Agreement.  Additionally, the respective indemnification obligations hereunder shall not apply in the event that the conduct that would otherwise form the basis for a claim hereunder, resulted from reliance by the party from whom indemnification is sought on information provided to such party, in writing, by the party seeking indemnification hereunder (or any affiliate of such party) or actions taken by the party seeking indemnification hereunder (or any affiliate of such party).

(c)           Class Actions and Other Litigation Matters.  The Adviser, Trust or Fund will initiate and pursue all appropriate litigation claims and related filings, including but not limited to, preparing and filing pleadings and proofs of claim, in any and all litigation matters in connection with any assets held in the Fund.  The Sub-adviser will upon request and to the extent possible, assist the Adviser, Trust and/or Fund with such actions, but may only do so on behalf of the assets currently managed by the Sub-Adviser.  Sub-Adviser will forward to the Adviser promptly any materials it receives in this regard.

(d)           Remedies Limited to Sub-Adviser and Its Assets.  Adviser, on behalf of itself, the Fund and the Trust, is hereby expressly put on notice of any limitation of liability as set forth in the governing documents (i.e., articles of incorporation, declaration of trust, partnership agreement, or similar governing document, or bylaws) of Sub-Adviser and agrees that the obligations assumed by Sub-Adviser pursuant to this Agreement will be limited in any case to Sub-Adviser and its assets and Adviser, the Trust, and the Fund shall not seek satisfaction of any such obligation from the shareholders of Sub-Adviser, the directors/trustees of Sub-Adviser, Sub-Adviser’s officers, employees, agents, contractors or other representatives, or any of them.

(e)           Exclusion.  Nothing in this Agreement is intended, or shall be construed, as relieving Adviser or Sub-Adviser from any liability or obligation under any provision of the 1940 Act, the Advisers Act or other applicable state or federal law that may not be modified or waived.

SECTION 10.	Term and Termination.

(a) This Agreement shall become effective as of the date first written above (“Effective Date”) and shall continue in effect, unless sooner terminated as set forth herein, for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Sub-Adviser or by the Adviser, without payment of any penalty upon not more than sixty (60) days’ prior written notice, which notice may be waived by the party entitled thereto.  This Agreement may also be terminated (A) by the Board or (B) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund.  Any notice of termination shall be provided to Adviser, Sub-Adviser and the Trust.  The first such annual review following the effective date of this Agreement shall be conducted on or before a date that is not more than 12 months following the date on which the Board conducted its previous review of the prior agreement in accordance with the Board’s responsibilities under Section 15 of the Investment Company Act.

(b)           This Agreement will terminate automatically, without payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Advisory Agreement.  In the event of termination of this Agreement for any reason, Sub-Adviser shall, promptly upon receiving notice of termination or a receipt acknowledging delivery of a notice of termination to Adviser, or such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to the Subadvised Assets, except as expressly directed by Adviser, and except for the settlement of securities transactions already entered into for the account of the Fund with respect to the Subadvised Assets.  Termination of this Agreement shall not relieve Adviser or Sub-Adviser of any liability incurred hereunder.  The provisions of Sections 5 (Compensation), 6 (Expenses), 9 (Limitation of Liability), 10 (Term and Termination) and 12(j) (Governing Law) of this Agreement shall survive termination for the applicable statute of limitations period.

SECTION 11.	Use of Names.

(a)           By Sub-Adviser.  Nothing in this Agreement is intended, or shall be construed, as preventing Sub-Adviser or its affiliates from using Adviser’s, the Trust’s or a Fund’s name in any response to a request for information/proposal, and Sub-Adviser and its affiliates are expressly authorized to include the name of Adviser, the Trust or the Fund on a representative client list.

(b)           By Adviser, the Trust and the Fund.  Sub-Adviser hereby grants Adviser, the Trust and the Fund, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name “Seix” (hereinafter referred to as a “Mark”) in the United States as part of the name of the series of the Trust identified on Schedule 1 and in any Required Filings, or any sales literature, statement, communication or other document relating to the Trust or the Fund, provided the use of such Mark is approved by the Sub-Adviser in advance in writing.  Such right does not include the right to allow third parties to use the Mark.  Neither Adviser, the Trust nor the Fund shall retain any right to use of the Mark after the termination of this Agreement.  Upon termination of this Agreement, Adviser will (and will cause the Trust and the Fund to) immediately terminate all use of the Mark and destroy any remaining unused sales literature, statements, communications or other documents, whether written, printed or electronic, that contains the Mark.  Adviser agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement.  Adviser further agrees (and to cause the Trust and the Fund) to comply with any reasonable requirements for the use of the Mark provided from time to time by Sub-Adviser to Adviser or the Trust in writing.

(c)           Required Use.  Nothing in this Agreement is intended, nor shall be construed, as preventing either Sub-Adviser (or its affiliated person) or Adviser, the Trust or the Fund from using the names of Sub-Adviser, Adviser, the Trust or the Fund in responses to regulatory examinations, inspections or inquiries, or subpoenas or other compulsory legal process.

SECTION 12.	General Provisions.

(a)           Notices.  All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (i) delivered by hand, (ii) sent by facsimile or electronic mail (with written confirmation of receipt), provided that a copy is promptly mailed by registered mail, return receipt requested, or (iii) when received by the addressee, if sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by written notice to the other party):

Sub-Adviser:         Seix Investment Advisors LLC
10 Mountainview Road, Suite C-200
Upper Saddle River, New York  07458
Attention:  Chief Compliance Officer
Facsimile No.:  (201) 391-0303

Adviser/Trust:      Rochdale Investment Management LLC
570 Lexington Avenue, 9th Floor
New York, New York 10022

Attention: Rochdale Compliance
Facsimile No.: (212) 702-3535

(b)           Further Actions. The parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

(c)           Conflicts of Interest.  It is understood that (i) directors/trustees, officers, agents and shareholders of the Trust are or may be interested in Sub-Adviser or its affiliated persons as directors/trustees, officers, stockholders or otherwise, (ii) directors/trustees, officers, agents and shareholders of Sub-Adviser or its affiliated persons are or may be interest in the Trust or the Fund as directors/trustees, officers, shareholders or otherwise, (iii) Sub-Adviser may be interested in the Trust or the Fund, and (iv) the existence of any such dual interests shall not affect the validity of this Agreement or of any transactions or performance under this Agreement except as specifically provided in (A) the Trust’s declaration of trust, articles of incorporation, or similar governing document, or bylaws, (B) Sub-Adviser’s declaration of trust, articles of incorporation, partnership agreement or similar governing document, or bylaws, or (C) provisions of applicable laws, rules or regulations.

(d)           Non-Exclusivity; Nature of Relationship.  The investment subadvisory services provided by Sub-Adviser under this Agreement are not to be deemed to be exclusive, and Sub-Adviser shall be free to render similar services to other advisers, investment companies, and other types of clients.  Adviser, the Trust, the Fund and Sub-Adviser are not partners or joint venturers with each other and nothing in this Agreement shall be construed so as to make them partners or joint venturers or impose any liability as such on any of them.  Except as otherwise specifically provided in this Agreement (or in a limited power of attorney referenced in this Agreement), Sub-Adviser shall perform its services and other obligations under this Agreement as an independent contractor and not as an agent of Adviser, the Trust, or the Fund.

(e)           Waiver.  The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

 (f)            Entire Agreement; No Modification.  This Agreement supersedes all prior discussions, negotiations, understandings and agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented, modified or restated, except by a written agreement executed by both parties to this Agreement and in accordance with the 1940 Act and the rules and regulations thereunder.

(g)           Assignments; Successors; No Third-Party Rights; Service Providers.  Neither party may assign any of its rights under this Agreement without the prior consent of the other party.  Subject to the preceding sentence, and Section 10 above, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the permitted successors and permitted assigns of the parties. Except as expressly provided in this Agreement, nothing expressed or referred to in this Agreement will be construed to give any person or entity other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.  Except as expressly provided in this Agreement, this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their permitted successors and permitted assigns.

Notwithstanding anything contained in this Agreement to the contrary, Sub-Adviser may enter into arrangements with its affiliates and other third party contractors in connection with the performance of Sub-Adviser’s services and other obligations under this Agreement, including for the provision of certain personnel, services and facilities to Sub-Adviser, provided that such arrangements comply with the 1940 Act (including, if applicable the requirements of Section 15 of the 1940 Act).  Sub-Adviser agrees, subject to the terms and conditions of this Agreement, that Sub-Adviser will remain responsible for any actions or omissions of such affiliates or other third-party contractors to the same extent as if Sub-Adviser had taken such action or made such omission under this Agreement.

(h)           Severability.  If any provision of this Agreement is held invalid or unenforceable by any regulator or court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect.  Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(i)            Construction.  Unless otherwise expressly provided: (i) the words “include,” “includes” and “including” do not limit the preceding words or terms, and shall be construed to be followed by “without limitation”; (ii) the word “or” in this Agreement is disjunctive but not necessarily exclusive (and should be construed, accordingly, as “and/or”); and (iii) any reference to “days” shall mean calendar days.  This Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any provision in this Agreement.  The following terms have the meanings given to such terms under the 1940 Act, and the rules and regulations promulgated thereunder:  “interested persons”; “affiliated person”; “assign” or “assignment”, and “federal securities laws”.

 (j)            Governing Law.  This Agreement, and all statements, certifications and other actions given, made or taken in connection with this Agreement, shall be governed by, and interpreted and construed in accordance with, (i) the laws of the Commonwealth of Pennsylvania without regard to conflicts of laws principles that would require the application of the law of another jurisdiction, and (ii) applicable federal law, including the 1940 Act.  To the extent that the laws of the Commonwealth of Pennsylvania, or any of the provisions of this Agreement, irreconcilably conflict with applicable provisions of the 1940 Act, the 1940 Act shall control.

(k)           Counterparts.  This Agreement may be executed (including by facsimile, Adobe portable document format, electronic mail, or otherwise) in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

 (l)           Force Majeure.  The Sub-Adviser will not be liable for any delay in performance or any failure in performance hereunder caused in whole or in part by reason of any event beyond its control.

{Signature Page Follows}

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on their behalf by their duly authorized representatives as of the date first above written.

SUB-ADVISER:	ADVISER:

Seix Investment Advisors LLC	Rochdale Investment Management LLC

By:	By:

Name:	Name:

Title:	Title:

SCHEDULE 1

REGISTRANT(S), FUND(S) AND FEES

Name of Registrant	Name of Fund	Annual Rate
Seix Investment Advisors LLC	Rochdale Fixed Income Opportunities Fund	40 bps

EXHIBIT A

Seix Investment Advisors LLC Privacy Statement

In accordance with the Gramm-Leach-Bliley Act (GLB) and subsequent Securities & Exchange Commission (SEC) Regulation S-P requirements, Seix Investment Advisors LLC (“Seix”) has enacted certain policies and procedures regarding the protection of client information.  Seix’s general policy is set forth herein.

Privacy Act Policies and Procedures

Seix, its directors, officers, and staff are committed to protecting the confidentiality of all client information.  In accordance with government regulations, Seix will, to the best of its abilities, limit the sharing of any accumulated nonpublic personal data to select business partners, organizations, government officials, vendors or third parties who are authorized to act on its behalf and/or on behalf of its clients.

Due to the various products and services offered by Seix, any or all of the individual products and services or a combination of products and services may be offered to existing clients or prospective clients at any time.  Thus, in order to provide multiple products and services, it will be necessary, in the ordinary course of doing business, for Seix officers and staff members to share certain personal data with other employees, third party vendors and/or other industry or product related firms.  Such information will be designated as restricted and provided to outside vendors, firms, or individuals only when/as authorized by Seix supervisors or managers, and only on a need-to-know basis. In addition, Seix will apply the same restricted access to information provided by former clients and former prospective clients.  Seix has also established compliance guidelines which restrict general access to specified client information, yet permit the firm to pursue the best overall product and service options for its clients and prospective clients.

Seix has policies and procedures in place designed to dispose of client and prospective client information in a confidential manner when/as appropriate.

In addition to the above mentioned confidentiality measures, Seix must honor all properly submitted regulatory and/or other appropriate governmental requests.  Clients and/or prospective clients may choose, at any time, to inform Seix not to share any personal information with affiliated or non-affiliated firms or vendors by contacting Seix at 1.201.391.0300 or via mail at Seix Investment Advisors LLC, 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ 07458.  Individuals who reside in California and Massachusetts must notify us to “opt in”.  That is, individuals of those states must specifically grant Seix permission to share any information outside of Seix.  Clients and prospective clients must understand that “opting out” or failing to “opt in” may severely restrict or limit Seix’s ability to carry on business on behalf of those clients and in certain circumstances could affect the client’s account and/or returns.

Seix reserves the right to change nonmaterial information in this statement at any time without any specific public notification.  All material changes to this statement will be posted to the official Seix Internet Site www.seixadvisors.com, with all disclosure documents amended and all clients notified as soon as is reasonably possible.

Although Seix will make every attempt to prevent the unauthorized use of client or prospective client data, there can be no guarantees.  This privacy policy is not intended to, and does not, create any contractual or other legal rights in or on behalf of any party.  Please contact Seix at the sources listed above with questions and/or concerns.

Exhibit 4

  SUBADVISORY AGREEMENT

This Subadvisory Agreement (as amended from time to time, this “Agreement”) is entered into as of the __ day of ___, 2012, by and between Rochdale Investment Management LLC, a Delaware limited liability company (the “Adviser”), and GML Capital LLP which is organized as a limited liability partnership established in England (“Sub-Adviser”).

RECITALS

WHEREAS, Adviser has entered into an Investment Advisory Agreement dated [August 11, 2005,] (as amended from time to time, herein referred to a the “Advisory Agreement”) with Rochdale Investment Trust, a Delaware business trust (the “Trust”), an open-end series investment company that is registered under the Investment Company Act of 1940 (“1940 Act”); and

WHEREAS, the Adviser, pursuant to the terms of the Advisory Agreement, provides portfolio management services to each series of the Trust, including the Rochdale Fixed Income Opportunities Portfolio (which series is herein referred to as the “Fund”); and

WHEREAS, the Sub-Advisor has continuously provided investment advisory services to the Portfolio since 2011 pursuant initially to the terms of an investment advisory agreement that first became effective on ____, 2011 (the “Prior Agreement”); and

WHEREAS, in accordance with the terms of the Prior Agreement, that Prior Agreement  was automatically terminated upon the change of control of the Adviser on June 30, 2012;

WHEREAS, the Trust desires to ensure that the provision of services to the Fund by the Sub-Advisor is not interrupted and that the existing economic relationship between the Advisor and the Trust is maintained, and the Advisor continues to render advice and services to the Funds pursuant to terms and provisions that are the same as those of the Prior Agreement; and

WHEREAS, the Board of Trustees (“Board”) of the Trust (including a majority of those Trustees who are not interested persons of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act) has approved this Subadvisory Agreement in accordance with the requirements of Section 15(a) and Section 15(c) of the 1940 Act;

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and intending to be legally bound, Adviser and Sub-Adviser agree as follows:

1.   Appointment of Sub-Adviser.

Subject to and in accordance with the provisions of this Agreement, Adviser hereby:  (a) appoints Sub-Adviser as investment sub-adviser for the Fund and with respect to the Subadvised Assets to perform the investment advisory and any other services to each such Fund set forth in this Agreement, and (b) delegates to Sub-Adviser the authority vested in Adviser pursuant to the Advisory Agreement to the extent necessary to enable Sub-Adviser to perform its services and other obligations under this Agreement.

2.   Scope of Sub-Adviser’s Authority, Duties and Services.

(a)           General.  Adviser hereby authorizes Sub-Adviser, in its discretion and without prior consultation with Adviser or the Board, to invest, reinvest and manage the Subadvised Assets of the Fund, and determine the structure and composition of the Subadvised Assets of the Fund, on a discretionary basis, subject to Section 2(f) of this Subadvisory Agreement.  In carrying out its responsibilities under this Subadvisory Agreement, Sub-Adviser will act in accordance with all applicable:: (i) requirements of the 1940 Act, and the rules and regulations thereunder applicable to the Fund; (ii) requirements of the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules and regulations thereunder applicable to Sub-Adviser; (iii) the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”) applicable to “regulated investment companies” and the Fund; (iv) the investment objectives, strategies and limitations applicable to the Fund, as set forth in the prospectus and statement of additional information relating to the Fund and such other of those documents of the Trust (i.e., the Trust’s declaration of trust, articles of incorporation or similar governing document, and bylaws) as applicable to the Fund, in each case as amended and updated from time to time and provided in writing to Sub-Adviser (collectively, each of the documents identified in this clause (iv) being, the “Governing Documents”), as are applicable to the Fund; (v) the requirements of those policies and procedures adopted by the Trust under Rule 38a-1 under the 1940 Act and applicable to the Fund;  and (vi) such other reasonable, mutually acceptable, instructions relating to the Fund’s portfolio as the Board or Adviser may from time to time specifically adopt, and provide in writing to Sub-Adviser, as being necessary for Sub-Adviser to perform its services and other obligations under this Agreement (“Instructions”).

(b)           Sub-Adviser Services and Duties.  Subject to and in accordance with the provisions of this Agreement, to enable Sub-Adviser to perform the general duties described in Section 2(a) above:

(i)           General Services.  Adviser hereby authorizes Sub-Adviser to, and Sub-Adviser will:  (A)  formulate and implement a continuous investment program for the Subadvised Assets of the Fund; and (B)  take the steps that Sub-Adviser determines to be reasonably necessary to implement such investment program(s), including purchasing, holding or selling the securities and other assets included in the Subadvised Assets of the Fund, selecting brokers, dealers and other intermediaries, settling and allocating trades, aggregating trades, and seeking to obtain best execution, in each case in accordance with the 1940 Act, the Advisers Act and the rules and regulations thereunder, and Sub-Adviser’s applicable policies and procedures as in effect from time to time. Adviser and Sub-Adviser agree and understand that investment advisory services may be provided by more than one sub-adviser.  Adviser and Sub-Adviser further agree that the Subadvised Assets may consist of all, a portion of or none of the assets of the Fund and that the Adviser has the right to allocate and reallocate assets of the Fund to the Sub-Adviser at any time and from time to time, upon such written notice to the Sub-Adviser as may be reasonably necessary to ensure orderly management of the Fund.  Sub-Adviser agrees that it shall not consult with any other sub-adviser concerning transactions for the Fund in securities or other assets. As required under the 1940 Act, Sub-Adviser will not consult with any other sub-adviser to the Trust or the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning transactions of the Trust or the Fund in securities or other assets, and Sub-Adviser will be responsible for providing investment advice under this Agreement only with respect to the Subadvised Assets of the Fund. Notwithstanding, Sub-Adviser agrees to meet with Adviser regularly, but no less frequently than quarterly, to discuss the investment program and with the Board as reasonably requested.

(ii)           Selection of Brokers, Dealers and Other Securities Intermediaries.  Without limiting Section 2(b)(i) above:  (A) Sub-Adviser may select brokers, dealers and other intermediaries that are affiliated persons of the Trust, the Fund, Adviser or Sub-Adviser, provided that any trade orders placed with any such affiliated person are placed in accordance with the 1940 Act, and the rules and regulations thereunder, and Sub-Adviser’s applicable policies and procedures as in effect from time to time; (B) Sub-Adviser may select brokers, dealers and other intermediaries on the basis that they provide brokerage, research or other services or products to the Fund or other clients of Sub-Adviser or an affiliated person of Sub-Adviser, provided that such selections are made in accordance with Sub-Adviser’s and the Trust’s applicable policies and procedures as in effect from time to time; and (C) in selecting brokers, dealers and other intermediaries, Sub-Adviser may also consider the reliability, integrity and financial condition of a broker, dealer or other intermediary, the size of and difficulty in executing a transaction, and other factors that Sub-Adviser deems appropriate and consistent with  Sub-Adviser’s and the Trust’s policies and procedures as in effect from time to time.

(iii)           Aggregation of Orders.  Without limiting Sections 2(b)(i) or (ii) above, Sub-Adviser may (but shall not be obligated to) aggregate purchase or sale orders for the Subadvised Assets with contemporaneous purchase or sale orders of other clients of Sub-Adviser or its affiliated persons.  In such event, allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-Adviser in the manner Sub-Adviser considers to be equitable and consistent with Sub-Adviser’s applicable policies and procedures as in effect from time to time.  Adviser hereby acknowledges that such aggregation of orders may not result in a more favorable price or lower brokerage commissions in all instances.

(iv)           Proxy Voting.  Adviser hereby authorizes Sub-Adviser to, and Sub-Adviser will, in Sub-Adviser’s discretion and without prior consultation with Adviser or the Board, vote (either directly or through a voting service engaged by Sub-Adviser) all proxies and corporate actions of which Sub-Adviser receives timely notice that are solicited by or with respect to issuers of securities or other assets in which the Subadvised Assets may be invested from time to time.  Such votes shall be made by Sub-Adviser in accordance with Sub-Adviser’s proxy voting policies and procedures as in effect from time to time.  Upon written notice to Sub-Adviser, the Board may at any time withdraw the authority granted to Sub-Adviser pursuant to this Section 2(b)(iv) to perform any or all of the proxy voting services contemplated hereby.  Adviser and/or the Trust shall be responsible for making any Form N-PX filings.

(v)           Recordkeeping.  Adviser hereby authorizes Sub-Adviser to, and Sub-Adviser will, maintain and preserve such books and records relating to the Subadvised Assets of the Fund and the services provided by Sub-Adviser under this Agreement as required of an investment sub-adviser to a registered investment company pursuant to Section 31 of the 1940 Act and Section 204 of the Advisers Act and the rules and regulations promulgated thereunder and, further, will maintain such records in the manner and for the periods prescribed by such provisions.  Sub-Adviser agrees that such books and records are the property of the Trust, and that Sub-Adviser will surrender such books and records to Adviser or the Trust, or either of their designees, promptly upon written request (provided, that Sub-Adviser may retain copies of any or all of such books and records).  Sub-Adviser will permit Adviser to reasonably inspect such books and records during normal business hours upon reasonable prior notice.

(vi)           Reporting.  Sub-Adviser agrees to provide such reasonable reports as mutually agreed upon by Adviser and Sub-Adviser at such times as mutually agreed upon by Adviser and Sub-Adviser.  Sub-Adviser will provide Adviser with such other information regarding Sub-Adviser or Sub-Adviser’s management of the Subadvised Assets of the Fund as is legally required for any shareholder report (including Forms N-SAR of N-CSR), amended registration statement, prospectus or statement of additional information (including Form N-1A), proxy voting report (including Form N-PX), portfolio holding report (including Form N-Q), proxy statement (including Form N-14), or “blue-sky” filing, or any amendment or supplement to any of the foregoing, of the Trust or the Subadvised Assets Fund filed with the U.S. Securities and Exchange Commission (“SEC”) or applicable state securities regulator (collectively, “Required Filings”).  Upon the Trust’s or Adviser’s reasonable request, Sub-Adviser also will make available its officers and employees to meet with the Board to review Sub-Adviser’s performance under this Agreement, and the performance of the Subadvised Assets Fund, via telephone on a quarterly basis and in person as may be reasonably requested by the Adviser and the Board.

(vii)           Service to Other Clients.  It is understood that Sub-Adviser may perform investment adviser services to other clients including related person, related entities of the Sub-Adviser and various other investment companies.  The Adviser agrees that the Sub-Adviser may provide and take action with respect to any of its clients, itself or affiliates that may compete with or differ from the advice given of the timing or nature of action taken with respect to the Fund, so long as is it the Sub-Adviser’s policy, to the extent practical, to allocate investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other clients, itself and its affiliates.  It is understood that Sub-Adviser shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security or other investment which Adviser, its principals, affiliates, or employees may purchase or sell for its or their accounts or for the account of any other client, if in the opinion of Sub-Adviser such transaction or investment appears unsuitable, impractical, or undesirable for the Fund.

(viii)           Valuation.  Adviser acknowledges and agrees, on behalf of itself, the Fund and the Trust, that Sub-Adviser is not responsible for valuing or pricing the securities and other assets invested in, held by or sold by the Fund (including the Subadvised Assets).  Upon reasonable request, however, the Sub-Adviser will assist the Adviser and the appropriate officers of the Trust in obtaining information about securities that may be purchased for the Fund by the Sub-Adviser with respect to which reliable prices are not available through customary pricing services and otherwise assist the Trust in pricing such assets appropriately. Sub-Adviser agrees that it make commercially reasonable efforts to bring to the attention of the Adviser “significant events” that may come to the attention of the Sub-Adviser and may affect the price of such securities.

(ix)           Compliance Testing.  Adviser agrees that Sub-Adviser is not the compliance agent for the Trust, the Fund or Adviser, that it may not have access to all of the books and records of the Fund necessary to perform certain compliance testing, and that it will not be obligated to request any books and records of a Fund not in Sub-Adviser’s possession for purposes of compliance testing. In no event shall Sub-Adviser be responsible for compliance testing with respect to any assets of a Fund other than the Subadvised Assets.

(x)           Implementation of Changes.  Adviser agrees that Sub-Adviser shall be afforded a reasonable amount of time to implement any change in applicable law, rule or regulation (but in no event (except after obtaining a proper exemptive order or other relief or Adviser’s consent) beyond the mandatory compliance date for any change in applicable law, rule or regulation), any change in a Fund’s Governing Documents, and any other change arising out of any other Instructions provided by the Board or Adviser in writing to Sub-Adviser.  Sub-Adviser shall not be responsible for implementing (or failing to implement) any change in a Fund’s Governing Documents, or resulting from any Instruction of the Board or Adviser, that is not specifically identified in a writing provided to Sub-Adviser.  Sub-Adviser will promptly inform Adviser if Sub-Adviser is not able to implement any such change or new Instruction.

(xi)         Adviser and Board Supervision.  Sub-Adviser’s performance of services under this Agreement shall be subject to the general supervision and monitoring of Adviser, in the manner contemplated under Rule 17a-10 under the 1940 Act, and the Board.

(xii)           Inside Information.  Sub-Adviser shall, as a general rule, seek only to obtain publicly available research material and information.  In the event Sub-Adviser does acquire or in some manner possess “material non-public information” (“MNPI”), (as defined under the Insider trading and Securities Fraud Enforcement Act of 1988), Sub-Adviser acknowledges that it has implemented adequate information sharing restrictions (fire walls) to reasonably assure regulatory compliance.  The Adviser must be aware that possession of MNPI may adversely affect the Sub-Adviser’s ability to initiate investing or continue trading in a specific portfolio security.

3.           Adviser’s Duties and Services.

(a)           General.  Adviser agrees to comply with the terms and conditions of this Agreement and the Advisory Agreement and to provide Sub-Adviser with any information that Sub-Adviser reasonably requests in order to perform its services, and comply with its obligations, under this Agreement.  Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee, monitor and review Sub-Adviser’s performance of its services and other obligations under this Agreement as contemplated under Rule 17a-10 under the 1940 Act.  Nothing in this Agreement shall relieve Adviser of any of its obligations or any liability under the Advisory Agreement.

(b)           Document Delivery Requirements.  Without limiting Section 3(a) above, Adviser shall provide Sub-Adviser with true, correct and complete copies, properly certified or otherwise authenticated, of the following documents relating to the Fund prior to the effective date of this Agreement, annually after this Agreement becomes effective and reasonably in advance of any changes in the following documents becoming effective (with any changes being identified in writing to Sub-Adviser):  (i) each current Governing Document of the Fund; (ii) any Instructions adopted by the Board or Adviser; (iii) any exemptive order relied on by Adviser, the Fund or the Trust that may affect the performance of Sub-Adviser’s services and other obligations under this Agreement (including any “manager of managers” exemptive order); (iv) any CFTC Rule 4.5 letter applicable with respect to a Fund or the Trust; (v) the Advisory Agreement; (vi) certified resolutions of the Board, and of a duly called meeting of the shareholders of the Fund, approving the Advisory Agreement and Adviser’s appointment as investment adviser for the Fund under the Advisory Agreement, and (vii) certified resolutions of the Board, and, if necessary, of a duly called meeting of the shareholders of the Fund, approving this Agreement and Sub-Adviser’s appointment as sub-adviser under this Agreement.

(c)           Affiliated Persons of Adviser, the Fund and the Trust.  Adviser shall provide Sub-Adviser, prior to the effective date of this Agreement and annually after this Agreement becomes effective, with a written list of all affiliated persons of Adviser, the Fund and the Trust (and any affiliated person of such an affiliated person) and Adviser shall promptly provide Sub-Adviser with an updated written list whenever Adviser becomes aware of any additional affiliated persons or other changes to the most recently provided list.

(d)           Limited Power of Attorney.  Adviser shall have delivered to Sub-Adviser prior to the effective date of this Agreement an executed copy(ies), signed by authorized representatives of Adviser and of the Trust, on behalf of the Fund, of any separate limited power of attorney requested by Sub-Adviser pursuant to Section 4 below.

(e)           Disclosure Documents and Sales Literature.  Adviser agrees to (and to cause the Trust and the Fund to) submit any proposed language in any Required Filings, or any sales literature, statement, communication or other document relating to the Trust or a Fund that mentions Sub-Adviser (other than identifying Sub-Adviser as sub-adviser to a Fund), or that describes Sub-Adviser’ services or other obligation hereunder, to Sub-Adviser for review prior to use for prompt review of such materials by Sub-Adviser within a reasonable and appropriate deadline.  Adviser acknowledges and agrees that it is responsible for ensuring that any Required Filings, or any sales literature, statement, communication or other document relating to the Trust or a Fund will at all times be in compliance with all disclosure and other requirements under applicable laws, rules or regulations, and that Sub-Adviser shall have no liability in connection therewith, except to the extent arising directly out of a material inaccuracy in, or material omission from, information furnished in writing by Sub-Adviser to Adviser, a Fund or the Trust specifically for inclusion in any Required Filings that causes any such Required Filings to (i) fail to be accurate and complete in all material respects with respect to Sub-Adviser or its services, or (ii) omit to state any material fact necessary in order to make the statements made therein with respect to Sub-Adviser or its services, in light of the circumstances under which they were made, not misleading.

4.             Limited Power of Attorney.
Adviser hereby appoints Sub-Adviser as Adviser’s, the Trust’s and the Fund’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as Sub-Adviser shall be requested by brokers, dealers or other intermediaries, counter parties and other persons or entities in connection with its management of the Subadvised Assets of the Fund.  Adviser, on behalf of itself, the Fund and the Trust, hereby ratifies and confirms as good and effectual, at law or in equity, all that Sub-Adviser, and its directors, officers and employees, may do in the capacity as attorney-in-fact, provided such action is within the scope of the limited power of attorney granted herein.  Nothing in this Agreement shall be construed as imposing a duty on Sub-Adviser, or its directors, officers and employees, to act or assume responsibility for any matters in its capacity as attorney-in-fact for Adviser, a Fund or the Trust. Any person, partnership, corporation or other legal entity or natural person dealing with Sub-Adviser in its capacity as attorney-in-fact hereunder for Adviser, the Fund or the Trust is hereby expressly put on notice that Sub-Adviser is acting solely in the capacity as an agent of Adviser, such Fund or the Trust, and that any such person, partnership, corporation or other legal entity or natural person must look solely to Adviser, such Fund or the Trust, as applicable, for enforcement of any claim against Adviser, such Fund or the Trust, as Sub-Adviser assumes no personal liability whatsoever for obligations of Adviser, such Fund or the Trust entered into by Sub-Adviser in its capacity as attorney-in-fact.  If requested by Sub-Adviser, Adviser agrees to have Adviser, the Fund or the Trust execute and deliver to Sub-Adviser a separate form of Limited Power of Attorney in form and substance reasonably acceptable to Sub-Adviser.  The Adviser, the Fund or the Trust will deliver to Sub-Adviser a fully executed and accurate W-9 or some other acceptable form reflecting that the Fund and/or the Trust is not subject to withholding for federal income taxes.

5.           Compensation.
For the services provided under this Agreement, Adviser shall pay to Sub-Adviser, in arrears, a fee at the annual rate set forth on Schedule 1 multiplied times the average daily net assets of the Subadvised Assets of such Fund.  Such fee will accrue daily and will be paid monthly to Sub-Adviser on or before the fifteenth (15th) day of the next succeeding calendar month.  The method of determining the net asset value for purposes of this Section 5 shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the Shares of the Fund as described in the prospectus relating to the Fund.  If this Agreement is effective for only a portion of a month, the fee will be prorated for the portion of such month during which this Agreement is in effect.

6.           Expenses.
(a)           Expenses Paid by Sub-Adviser.  Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its services and other obligations under this Agreement, and the expenses of office rent, telephone, telecommunications and other facilities that are necessary for Sub-Adviser to perform its services and other obligations under this Agreement.

(b)           Expenses Not Paid by Sub-Adviser.  The Sub-Adviser shall not be responsible for the payment of any expenses of the Fund, including but not limited to:   the expenses of organizing, or continuing the existence of, Adviser, the Fund or the Trust; fees and expenses of trustees/directors and officers of Adviser, the Fund or the Trust; fees for administrative personnel and services; expenses incurred in the distribution of shares of the Fund or the Trust (“Shares”), including expenses of administrative support services; fees and expenses of preparing, printing and filing any Required Filings, other Governing Documents, or any amendment or supplement thereto, or any sales literature, statement, communication or other document under the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act or otherwise; expenses of registering and qualifying Adviser, the Fund, the Trust, or Shares of the Fund or the Trust under federal and state laws, rules or regulations; expenses of preparing, printing, and distributing any other Required Filings, other Governing Documents or any sales literature, statement, communication or other document to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including any cost of Share certificates), purchase, repurchase, and redemption of Shares; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, registrars and other service providers to Adviser, the Fund or the Trust; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of trustees/directors and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Fund  The Sub-Adviser shall also not be responsible for the payment of any commission, mark-ups, transfer fees, registration fees, ticket charges, transfer taxes, custodian fees and similar expenses; any extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, and claims; or legal obligations of the Fund or the Trust to indemnify its officers and trustees/directors and agents with respect thereto.  Adviser will cause any such expenses properly advanced to the Fund to be promptly reimbursed to the Sub-Adviser.

7.           Representations, Warranties and Additional Covenants.
(a)           Sub-Adviser’s Representations, Warranties and Additional Covenants.  Sub-Adviser represents, warrants and covenants to Adviser as follows:

(i)           Sub-Adviser is a business entity of the type indicated in the first paragraph of this Agreement, and is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation/organization

(ii)         Sub-Adviser has the right, power and authority under its governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws) to execute and deliver, and perform its obligations under, this Agreement;

                        (iii)        This Agreement constitutes the legal, valid, and binding obligation of Sub-Adviser, enforceable against Sub-Adviser in accordance with its terms, except to the extent such enforceability is limited by applicable bankruptcy, fraudulent conveyance and similar laws affecting creditor or counterparty rights generally, general principles of equity or public policy;

                       (iv)         Neither the execution and delivery of this Agreement by Sub-Adviser nor the performance of any of Sub-Adviser’s obligations hereunder will give any person or entity the right to prevent, delay, or otherwise interfere with the performance of such obligations pursuant to:  (A) any provision of Sub-Adviser’s governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws); (B) any resolution adopted by the governing body (i.e., board of directors or trustees or general partner) or shareholders of Sub-Adviser; (C) any law, rule, regulation or administrative or court order to which Sub-Adviser or its assets may be subject or bound; or (D) any material contract to which Sub-Adviser is a party or by which Sub-Adviser or its assets may be subject or bound;

(v)         Sub-Adviser is not required to obtain any consent from any person or entity in connection with the execution and delivery of this Agreement or the performance of any of Sub-Adviser’s services or other obligations under this Agreement;

(vi)           Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is registered or licensed as an investment adviser under the laws, rules or regulations of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business or the performance of its services and other obligations under this Agreement;

(vii)           Sub-Adviser is in compliance, in all material respects, with the laws, rules or regulations applicable to Sub-Adviser when performing its obligations under this Agreement.  Without limiting the foregoing, Sub-Adviser has adopted written policies and procedures reasonably designed to prevent violations of the federal securities laws as required under Rule 38a-1 promulgated under the 1940 Act or Rule 206(4)-7 under the Advisers Act, as applicable.  Without limiting the foregoing, Sub-Adviser has adopted a written code of ethics as required under Rule 17j-1 promulgated under the 1940 Act or Rule 204A-1 under the Advisers Act, as applicable.  Upon Adviser’s reasonable request, Sub-Adviser will provide Adviser and the Board with a copy of Sub-Adviser’s compliance policies and procedures.  Sub-Adviser also will promptly provide Adviser with any material amendment to Sub-Adviser’s policies and procedures.  Upon Adviser’s reasonable request or as required under the 1940 Act,  Sub-Adviser will provide Adviser and the Board with reasonable information regarding any material violation of applicable laws, rules or regulations, or Sub-Adviser’s compliance policies and procedures (including Sub-Adviser’s code of ethics), by Sub-Adviser, provided that Sub-Adviser will not be deemed in breach of this disclosure obligation to the extent that counsel has informed Sub-Advise that such disclosure would render Sub-Adviser in violation of any applicable law or regulation and provided further, that the Adviser will provide such disclosure to the Adviser promptly upon the suspension of such impediment.;

(viii)           Sub-Adviser will promptly provide Adviser with notice of:  (A) the occurrence of any event which reasonably likely could disqualify Sub-Adviser from serving as an investment sub-adviser of a registered investment company under Section 9(a) of the 1940 Act or otherwise; (B) any event that would constitute a change in control (as interpreted under the 1940 Act) of Sub-Adviser; (C) any pending or overtly threatened audit, investigation, complaint, examination or other regulatory inquiry relating to the Fund conducted by any state or federal governmental regulatory authority; and (D) any material change in the key portfolio management personnel responsible for the day-to-day management of the Subadvised Assets of the Fund; provided that Sub-Adviser will not be deemed in breach of this disclosure obligation to the extent that counsel has informed Sub-Adviser that such disclosure would render Sub-Adviser in violation of any applicable law or regulation and provided further, that the Sub-Adviser will provide such disclosure to the Adviser promptly upon the suspension of such impediment;

(ix)           Upon Adviser’s reasonable request, Sub-Adviser will promptly supply Adviser with certificates of insurance setting forth its fidelity bond and errors and omissions coverages; and

(b)           Adviser’s Representations, Warranties and Additional Covenants.  Adviser represents, warrants and covenants to Sub-Adviser that, as of the date hereof:

(i)           Adviser is a business entity of the type indicated in the first paragraph of this Agreement, and is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation/organization.  The Fund is a duly constituted series of the Trust, which is a business entity of the type indicated in the first recital paragraph to this Agreement, and is duly organized, validly existing, and in good standing under the laws of the Trust’s jurisdiction of incorporation/organization;

(ii)           Adviser has the right, power and authority under its governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws) and the Advisory Agreement to execute and deliver, and perform its obligations under, this Agreement.  Adviser has been duly appointed by the Board and the shareholders of the Fund to provide investment advisory services to the Fund as contemplated by the Advisory Agreement;

(iii)           This Sub-Advisory Agreement and the Advisory Agreement each constitutes the legal, valid, and binding obligation of Adviser, enforceable against Adviser in accordance with their respective terms, except to the extent such enforceability is limited by applicable bankruptcy, fraudulent conveyance and similar laws affecting creditor or counterparty rights generally, general principles of equity or public policy;

(iv)           Neither the execution and delivery of this Agreement or the Advisory Agreement by Adviser nor the performance of any of Adviser’s services or other obligations under this Agreement or the Advisory Agreement will give any person or entity the right to prevent, delay, or otherwise interfere with the performance of such services or other obligations pursuant to:  (A) any provision of Adviser’s governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws) or the Governing Documents of the Fund and the Trust; (B) any resolution adopted by the governing body (i.e., board of directors or trustees or general partner) or shareholders of Adviser or the Board or shareholders of the Fund or the Trust; (C) any law, rule, regulation or administrative or court order to which Adviser or its assets, or the Fund or the Trust, or the assets of the Fund or the Trust, may be subject or bound; or (D) any material contract to which Adviser, a Fund or the Trust is a party or by which Adviser or its assets, or the Fund or the Trust, or the assets of the Fund or the Trust, may be subject or bound;

(v)            Except for the approval(s) of the Board and, as necessary, of the Fund’s shareholders as required by Section 15 of the 1940 Act, Adviser is not required to obtain any consent from any person or entity in connection with the execution and delivery of the Advisory Agreement or this Agreement, the performance of any of Adviser’s services or other obligations under the Advisory Agreement or this Agreement or the appointment of Adviser as investment adviser to the Fund as contemplated in the Advisory Agreement or of Sub-Adviser as sub-adviser to the Fund as contemplated in this Agreement;

(vi)           Adviser is registered with the SEC as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws, rules or regulations of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business or the performance of its services and other obligations under the Advisory Agreement and this Agreement.  The Trust is a registered investment company under the 1940 Act, and the Shares of the Fund and the Trust are duly registered under the 1933 Act and under the laws, rules or regulations of all jurisdictions in which such Shares are offered that require such registration;

(vii)           Each of Adviser, the Fund and the Trust is in compliance, in all material respects, with the laws, rules or regulations applicable to Adviser, the Fund or the Trust.  Without limiting the foregoing, each of Adviser and the Board (with respect to the Fund and the Trust) has adopted written policies and procedures reasonably designed to prevent violations of the federal securities laws as required under Rule 38a-1 promulgated under the 1940 Act or Rule 206(4)-7 under the Advisers Act, as applicable.  Without limiting the foregoing, each of Adviser and the Board (with respect to the Fund and the Trust) has adopted a written code of ethics as required under Rule 17j-1 promulgated under the 1940 Act or Rule 204A-1 under the Advisers Act, as applicable;

(viii)           Adviser has received and reviewed a copy of Sub-Adviser’s Form ADV, Part II, copies or summaries of Sub-Adviser’s policies and procedures applicable to Sub-Adviser’s performance of its obligations and services under this Agreement, and any other information regarding Sub-Adviser or its services that Adviser or the Board has determined necessary or appropriate in connection with appointing Sub-Adviser as a sub-adviser for the Fund as contemplated in this Agreement.  The Board has adopted such policies and procedures of Sub-Adviser as policies and procedures of the Trust and the Fund.  Adviser has provided to Sub-Adviser all information and documents required under Section 3 of this Agreement;

(ix)           Adviser has instructed (or caused the Trust or the Fund to instruct) the custodian(s) to the Fund to:  (A) accept and carry out instructions as may be directed from the authorized persons of Sub-Adviser provided in writing by Sub-Adviser to such custodian(s) from time to time (which instructions may be orally given if confirmed in writing or given on a recorded line); and (B) provide Sub-Adviser with all operational information necessary for the Sub-Adviser to trade on behalf of the Fund;

(x)            Adviser will promptly provide Sub-Adviser with notice of:  (A) the occurrence of any event which reasonably likely could disqualify Adviser from serving as an investment adviser of a registered investment company under Section 9(a) of the 1940 Act or otherwise; (B) an event that would constitute a change in control (as interpreted under the 1940 Act) of Adviser; and (C) of any pending or overtly threatened audit, investigation, complaint, examination or other regulatory inquiry (other than routine or sweep regulatory examinations or inspections) relating to the Fund conducted by any state or federal governmental regulatory authority provided that Adviser will not be deemed in breach of this disclosure obligation to the extent that counsel has informed Sub-Adviser that such disclosure would render Adviser in violation of any applicable law or regulation and provided further, that the Adviser will provide such disclosure to the Sub-Adviser promptly upon the suspension of such impediment;

(xi)           The Trust (i) has established an Anti-Money Laundering Program (“AML Program”) that is designed to comply with the USA PATRIOT Act of 2001 and other applicable U.S. laws and regulations relating to the prevention of money laundering and terrorist financing, and (ii) is subject to the regulations administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) and has policies and procedures designed to comply with the prohibitions and restrictions mandated by OFAC.  The Trust, Fund and Adviser recognize and agree that the Sub-Adviser does not have responsibilities regarding the Trust’s AML Program and the Trust’s OFAC policies and procedures and for clearing the shareholders of the Fund through the AML Program and the Trust’s OFAC policies and procedures;

(xii)           The Adviser understands, acknowledges, represents and agrees (a) that the acceptance of this Agreement together with the remittance of the appropriate documentation will not beach any applicable money laundering rules or regulations and (b) to promptly provide to the Sub-Adviser documentation verifying its identity as required in subsection 7(b)(xii) below.  Adviser will provide additional information or take such other actions as may be necessary or advisable for Sub-Adviser to comply with any requirements related to money laundering rules or regulations, related legal process or appropriate requests (whether formal or informal) or otherwise.  Adviser hereby consents to disclosure by the Sub-Adviser and its agents to relevant third parties of information pertaining to Adviser in respect of such rules or regulations or information requests related thereto.  Further, Adviser represents and warrants that no party which either (x) has had any of its assets blocked under the OFAC maintained list of Specially Designated Nationals Blocked Persons, the U.S. Presidential Executive Order 13224, Financial Action Task Force on Money Laundering’s list of non-cooperative jurisdictions, the U.S. Department of the Treasury’s Financial Crimes Enforcement Network Adviser list or any other sanction, regulation or law promulgated by ay U.S. governmental entity or intergovernmental group organization of which the U.S. is a member (collectively, the “U.S. Sanction Laws”), or (y) has been identified by the U.S. Government as a person whose assets are blocked under the U.S. Sanction Laws, has any beneficial interest in the Adviser; and

(xiii)           The Adviser will provide the Sub-Adviser with (a) a copy of its Certificate of Formation and any change of name certificate,  (b) a properly authorized mandate authorizing the Adviser to enter into this Agreement (e.g. a certified resolution which includes the names of the authorized signatories; and, if requested by Sub-Adviser, further evidence that the Adviser’s constitutional documents permit it to enter this Agreement, that all appropriate action has been taken by it to authorize the Agreement, and that each person executing the Agreement has authority to do so.

(c)           Notice of Material Change. The Adviser and Sub-Adviser mutually agree to provide the other with prompt written notice if any of their respective representations, warranties or covenants as set forth in Section 7(a) or 7(b) as the case may be,  shall be breached, or become inaccurate, in any material respect, provided that neither Adviser or Sub-Adviser will be deemed in breach of this disclosure obligation to the extent that counsel has informed Adviser or Sub-Adviser, as the case may be, that such disclosure would render the reporting party in violation of any applicable law or regulation and provided further, that the Adviser will provide such disclosure to the Adviser promptly upon the suspension of such impediment.

8.            Privacy; Confidentiality.
      Each party to this Agreement agrees that it shall (and, in the case of Adviser, that Adviser shall cause the Board, the Fund and the Trust to) treat as confidential, and not disclose to any third party, any information (including Sub-Adviser’s investment advice) provided to it (the “Receiving Party”) by the other party (the “Disclosing Party”) that is marked “Confidential” or that reasonably should be known to be confidential, including the investment activities or holdings of the Fund (collectively, “Confidential Information”).  All Confidential Information that a Disclosing Party provides to the Receiving Party shall not be used by the Receiving Party (and, in cases where Adviser is the Receiving Party, by the Board, the Fund or the Trust) for any purpose not permitted under this Agreement.  The foregoing (a) shall not be applicable to any information that is publicly available when provided by the Disclosing Party or which thereafter becomes publicly available other than in contravention of this Agreement or any confidentiality obligation known to the Receiving Party, (b) shall not prevent disclosure or use of any Confidential Information to the extent necessary to render the services or perform the obligations pursuant to this Agreement, or otherwise to operate the Trust and the Fund, provided, that any disclosure to a third party is made subject to confidentiality obligations substantially similar, in all material respects, to the privacy and confidentiality obligations imposed under this Section 8, and (c) shall not prevent disclosures expressly permitted or required under applicable law, rule or regulation (including in response to regulatory requests).  A copy of the Sub-Adviser’s privacy policy is attached hereto as Exhibit A.

9.           Limitations of Liability; Indemnification.

(a)           General Limitation of Liability.  In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser, or of reckless disregard by Sub-Adviser of its obligations and duties under this Agreement, Sub-Adviser shall not be liable to Adviser, the Fund, the Trust, any shareholder of the Fund, or any other person or entity for any mistake of law, investment decision or other action or omission on the part of Sub-Adviser.  Without limiting the foregoing, Sub-Adviser shall not have any liability whatsoever for any investment losses incurred by the Fund, or arising from transactions by the Fund, prior to the date on which Sub-Adviser assumes responsibility for the management of the Subadvised Assets of such Fund.

(b)           Indemnification.  Subject to the terms and conditions of this Agreement, each party (the “Indemnifying Party”) agrees to indemnify, defend and hold harmless the other party, its shareholders, controlling persons, trustees/directors, officers or employees (collectively, the “Indemnified Parties”), from and against any direct loss, claim, penalty, fine, expense (including reasonable attorney’s fees) or other liability suffered, paid or incurred by any of the Indemnified Parties arising out of, resulting from or relating to (i) any material breach of the Indemnifying Party’s covenants under this Agreement, (ii) any material inaccuracy in, or material breach of, any of the Indemnifying Party’s representations and warranties contained in this Agreement, (iii) any violation of applicable law by the Indemnifying Party, its shareholders, controlling persons, trustees/directors, officers or employees, (or, in the case of Adviser, the Fund or its service providers, other than Sub-Adviser), or (iv) the willful misfeasance, bad faith, gross negligence or willful disregard of the Indemnifying Party’s obligations under this Agreement on the part of the Indemnifying Party, its controlling persons, trustees/directors, officers or  employees (or, in the case of Adviser, the Fund or its service providers, other than Sub-Adviser).  Nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of its or their willful misfeasance, bad faith or gross negligence by any Indemnified Party in the performance of its duties under this Sub-Advisory Agreement.  Additionally, the respective indemnification obligations hereunder shall not apply in the event that the conduct that would otherwise form the basis for a claim hereunder, resulted from reliance by the party from whom indemnification is sought on information provided to such party, in writing, by the party seeking indemnification hereunder (or any affiliate of such party) or actions taken by the party seeking indemnification hereunder (or any affiliate of such party).

(c)           Class Actions and Other Litigation Matters.  The Adviser, Trust or Fund will initiate and pursue all appropriate litigation claims and related filings, including but not limited to, preparing and filing pleadings and proofs of claim, in any and all litigation matters in connection with any assets held in the Fund.  The Sub-adviser will upon request and to the extent possible, assist the Adviser, Trust and/or Fund with such actions, but may only do so on behalf of the assets currently managed by the Sub-Adviser.  Sub-Adviser will forward to the Adviser promptly any materials it receives in this regard.

(d)           Remedies Limited to Sub-Adviser and Its Assets.  Adviser, on behalf of itself, the Fund and the Trust, is hereby expressly put on notice of any limitation of liability as set forth in the governing documents (i.e., articles of incorporation, declaration of trust, partnership agreement, or similar governing document, or bylaws) of Sub-Adviser and agrees that the obligations assumed by Sub-Adviser pursuant to this Agreement will be limited in any case to Sub-Adviser and its assets and Adviser, the Trust, and the Fund shall not seek satisfaction of any such obligation from the shareholders of Sub-Adviser, the directors/trustees of Sub-Adviser, Sub-Adviser’s officers, employees, agents, contractors or other representatives, or any of them.

(e)           Exclusion.  Nothing in this Agreement is intended, or shall be construed, as relieving Adviser or Sub-Adviser from any liability or obligation under any provision of the 1940 Act, the Advisers Act or other applicable state or federal law that may not be modified or waived.

10.           Term and Termination.

(a) This Agreement shall become effective as of the date first written above (“Effective Date”) and shall continue in effect, unless sooner terminated as set forth herein, for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Sub-Adviser or by the Adviser, without payment of any penalty upon not more than sixty (60) days’ prior written notice, which notice may be waived by the party entitled thereto.  This Agreement may also be terminated (A) by the Board or (B) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund.  Any notice of termination shall be provided to Adviser, Sub-Adviser and the Trust.  The first such annual review following the effective date of this Agreement shall be conducted on or before a date that is not more than 12 months following the date on which the Board conducted its previous review of the prior agreement in accordance with the Board’s responsibilities under Section 15 of the Investment Company Act.

(b) This Agreement will terminate automatically, without payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Advisory Agreement.  In the event of termination of this Agreement for any reason, Sub-Adviser shall, promptly upon receiving notice of termination or a receipt acknowledging delivery of a notice of termination to Adviser, or such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to the Subadvised Assets, except as expressly directed by Adviser, and except for the settlement of securities transactions already entered into for the account of the Fund with respect to the Subadvised Assets.  Termination of this Agreement shall not relieve Adviser or Sub-Adviser of any liability incurred hereunder.  The provisions of Sections 5 (Compensation), 6 (Expenses), 9 (Limitation of Liability), 10 (Term and Termination) and 12(j) (Governing Law) of this Agreement shall survive termination for the applicable statute of limitations period.

11.           Use of Names.

(a) By Sub-Adviser.  Nothing in this Agreement is intended, or shall be construed, as preventing Sub-Adviser or its affiliates from using Adviser’s, the Trust’s or a Fund’s name in any response to a request for information/proposal, and Sub-Adviser and its affiliates are expressly authorized to include the name of Adviser, the Trust or the Fund on a representative client list.

(b) By Adviser, the Trust and the Fund.  Sub-Adviser hereby grants Adviser, the Trust and the Fund, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name GML Capital LLP (hereinafter referred to as a “Mark”) in the United States as part of the name of the series of the Trust identified on Schedule 1 and in any Required Filings, or any sales literature, statement, communication or other document relating to the Trust or the Fund, provided the use of such Mark is approved by the Sub-Adviser in advance in writing.  Such right does not include the right to allow third parties to use the Mark.  Neither Adviser, the Trust nor the Fund shall retain any right to use of the Mark after the termination of this Agreement.  Upon termination of this Agreement, Adviser will (and will cause the Trust and the Fund to) immediately terminate all use of the Mark and destroy any remaining unused sales literature, statements, communications or other documents, whether written, printed or electronic, that contains the Mark.  Adviser agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement.  Adviser further agrees (and to cause the Trust and the Fund) to comply with any reasonable requirements for the use of the Mark provided from time to time by Sub-Adviser to Adviser or the Trust in writing.

(c)           Required Use.  Nothing in this Agreement is intended, nor shall be construed, as preventing either Sub-Adviser (or its affiliated person) or Adviser, the Trust or the Fund from using the names of Sub-Adviser, Adviser, the Trust or the Fund in responses to regulatory examinations, inspections or inquiries, or subpoenas or other compulsory legal process.

12.           General Provisions.

(a)           Notices.  All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (i) delivered by hand, (ii) sent by facsimile or electronic mail (with written confirmation of receipt), provided that a copy is promptly mailed by registered mail, return receipt requested, or (iii) when received by the addressee, if sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by written notice to the other party):

Sub-Adviser:         GML Capital LLP
The Met Building
22 Percy Street
London W1T 2BU
United Kingdom

Attention:                     Stefan Pinter, Chief Executive Officer
Email:                             spinter@gmlcapital.net
Facsimile:                      +44 (20) 7580 8688

Adviser:

Trust:

(b)           Further Actions.  The parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

(c)           Conflicts of Interest.  It is understood that (i) directors/trustees, officers, agents and shareholders of the Trust are or may be interested in Sub-Adviser or its affiliated persons as directors/trustees, officers, stockholders or otherwise, (ii) directors/trustees, officers, agents and shareholders of Sub-Adviser or its affiliated persons are or may be interested in the Trust or the Fund as directors/trustees, officers, shareholders or otherwise, (iii) Sub-Adviser may be interested in the Trust or the Fund, and (iv) the existence of any such dual interests shall not affect the validity of this Agreement or of any transactions or performance under this Agreement except as specifically provided in (A) the Trust’s declaration of trust, articles of incorporation, or similar governing document, or bylaws, (B) Sub-Adviser’s declaration of trust, articles of incorporation, partnership agreement or similar governing document, or bylaws, or (C) provisions of applicable laws, rules or regulations.

(d)           Non-Exclusivity; Nature of Relationship.  The investment subadvisory services provided by Sub-Adviser under this Agreement are not to be deemed to be exclusive, and Sub-Adviser shall be free to render similar services to other advisers, investment companies, and other types of clients.  Adviser, the Trust, the Fund and Sub-Adviser are not partners or joint venturers with each other and nothing in this Agreement shall be construed so as to make them partners or joint venturers or impose any liability as such on any of them.  Except as otherwise specifically provided in this Agreement (or in a limited power of attorney referenced in this Agreement), Sub-Adviser shall perform its services and other obligations under this Agreement as an independent contractor and not as an agent of Adviser, the Trust, or the Fund.

(e)           Waiver.  The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

(f)           Entire Agreement; No Modification.  This Agreement supersedes all prior discussions, negotiations, understandings and agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented, modified or restated, except by a written agreement executed by both parties to this Agreement and in accordance with the 1940 Act and the rules and regulations thereunder.

(g)           Assignments; Successors; No Third-Party Rights; Service Providers.  Neither party may assign any of its rights under this Agreement without the prior consent of the other party.  Subject to the preceding sentence, and Section 10 above, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the permitted successors and permitted assigns of the parties. Except as expressly provided in this Agreement, nothing expressed or referred to in this Agreement will be construed to give any person or entity other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.  Except as expressly provided in this Agreement, this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their permitted successors and permitted assigns.
Notwithstanding anything contained in this Agreement to the contrary, Sub-Adviser may enter into arrangements with its affiliates and other third party contractors in connection with the performance of Sub-Adviser’s services and other obligations under this Agreement, including for the provision of certain personnel, services and facilities to Sub-Adviser, provided that such arrangements comply with the 1940 Act (including, if applicable the requirements of Section 15 of the 1940 Act).  Sub-Adviser agrees, subject to the terms and conditions of this Agreement, that Sub-Adviser will remain responsible for any actions or omissions of such affiliates or other third-party contractors to the same extent as if Sub-Adviser had taken such action or made such omission under this Agreement.

(h)           Severability.  If any provision of this Agreement is held invalid or unenforceable by any regulator or court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect.  Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(i)           Construction.  Unless otherwise expressly provided: (i) the words “include,” “includes” and “including” do not limit the preceding words or terms, and shall be construed to be followed by “without limitation”; (ii) the word “or” in this Agreement is disjunctive but not necessarily exclusive (and should be construed, accordingly, as “and/or”); and (iii) any reference to “days” shall mean calendar days.  This Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any provision in this Agreement.  The following terms have the meanings given to such terms under the 1940 Act, and the rules and regulations promulgated thereunder:  “interested persons”; “affiliated person”; “assign” or “assignment”, and “federal securities laws”.

(j)           Governing Law.  This Agreement, and all statements, certifications and other actions given, made or taken in connection with this Agreement, shall be governed by, and interpreted and construed in accordance with, (i) the laws of the Commonwealth of Pennsylvania without regard to conflicts of laws principles that would require the application of the law of another jurisdiction, and (ii) applicable federal law, including the 1940 Act.  To the extent that the laws of the Commonwealth of Pennsylvania, or any of the provisions of this Agreement, irreconcilably conflict with applicable provisions of the 1940 Act, the 1940 Act shall control.

(k)           Counterparts.  This Agreement may be executed (including by facsimile, Adobe portable document format, electronic mail, or otherwise) in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

(l)           Force Majeure.  The Sub-Adviser will not be liable for any delay in performance or any failure in performance hereunder caused in whole or in part by reason of any event beyond its control.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on their behalf by their duly authorized representatives as of the date first above written.

SUB-ADVISER:	ADVISER:
________________________________________________	_____________________________________________
By: _____________________________________________	By: __________________________________________
Name: Stefan Pinter	Name: _______________________________________
Title: Chief Executive Officer	Title: ________________________________________

[For the purpose of Sections 1, 2(f), 4, 6(b), and 9(c) only, by Rochdale Investment Trust on behalf of [Rochdale Fixed Income Opportunities Portfolio]

SCHEDULE 1
REGISTRANT(S), FUND(S) AND FEES

Name of Registrant	Name of Fund	Annual Rate
GML Capital LLP	Rochdale Fixed Income Opportunities Portfolio	0.50%

Exhibit 5
ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC
INVESTMENT ADVISORY AGREEMENT

      THIS AGREEMENT is made and entered into as of this ___th day of _________ 2012, by and among ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC, a Delaware limited liability company (the “Fund”), and Rochdale Investment Management, LLC, a Delaware limited liability company (the “Advisor”).
WITNESSETH:

                      WHEREAS, the Fund is a closed-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

                      WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), and is engaged in the business of supplying investment advice as an independent contractor; and

      WHEREAS, the Advisor has continuously provided investment advisory services to the Fund since its inception pursuant to the terms of an investment advisory agreement that first became effective on [___________] (the “Prior Agreement”); and

     WHEREAS, the Fund desires to ensure that the provision of services to the Fund by the Advisor is not interrupted and that the existing economic relationship between the Advisor and the Fund is maintained, and the Advisor continues to render advice and services to the Fund pursuant to terms and provisions that are the same as those of the Prior Agreement; and

                      NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.   Appointment of Advisor.  The Fund hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Fund’s Board of Managers.

2.   Duties of Advisor.

      (a)           General Duties.  The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s governing documents, including, without limitation, the Fund's Limited Liability Company Operating Agreement (the "Operating Agreement"); the Fund's prospectus, statement of additional information and undertaking; and such other limitations, policies and procedures as the Board Managers may impose from time to time in writing to the Advisor.  In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of life insurance policies, investments related thereto though life settlement transactions, and equity and debt securities for the Fund including the taking of such steps as may be necessary to implement such advice and recommendations; (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Fund’s Board of Managers; (iii) vote proxies for the Fund (if applicable), file Section 13 ownership reports for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish such reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets as may be reasonably requested by the Fund; and (vi) render to the Fund's Board of Managers such periodic and special reports with respect to the Fund’s investment activities as the Board of Managers may reasonably request, including at least one in-person appearance annually before the Board of Managers.

      (b)           Brokerage.  The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates.  The Advisor may, consistent with its obligations hereunder, direct orders to an affiliated person of the Advisor.  The Advisor’s primary consideration in effecting a securities transaction will be to obtain the most favorable price and execution available.  In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration:  the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

 Subject to such policies as the Board of Managers of the Fund may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Fund.  The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Advisor, or any affiliate of either.  Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

 On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

 3.       Representations of the Advisor.

           (a)           The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

           (b)           The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

           (c)           In performance of its duties hereunder, the Advisor shall conduct its operations at all times in conformance with the Investment Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

 4.           Independent Contractor.  The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund.  It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

 5.           Advisor’s Personnel.  The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.  Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Fund's Board of Managers may desire and reasonably request.

 6.     Expenses.

          (a)           With respect to the operation of the Fund, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the maintenance of the Fund's principal office, (ii) the expenses associated with the performance of its services hereunder, other than the expenses assumed by other service providers to the Fund (including affiliates of the Advisor); and (iii) the costs of any special Board of Managers meetings or shareholder meetings convened for the primary benefit of the Advisor.

                                         (b)           The Fund is responsible for and have assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: any fees and expenses in connection with the organization of the Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel, including foreign legal counsel, if any; independent registered public accounting firm; fees and expenses in connection with repurchase offers and any repurchases of Units; taxes and governmental fees (including tax preparation fees); custody fees; expenses of preparing, printing, and distributing prospectuses, statements of additional information, and any other material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy material; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members’ meetings; expenses of corporate data processing and related services; Member record keeping and Member account services, internal accounting fees, fees, and disbursements; fees and expenses of the Board Members that the Advisor, the Distributor, or their affiliates do not employ; insurance premiums; fees for investor services and extraordinary expenses such as litigation expenses.  The Fund may need to sell Policies to pay fees and expenses, which could cause the Fund to realize taxable income.  From time to time and subject to certain limitations, the Fund may borrow money from banks or use financial leverage through the issuance of preferred shares or debt securities for operational or portfolio management purposes; and all other charges and costs of its operation plus any extraordinary and non-recurring expense, except as herein otherwise prescribed.

         (c)           The Advisor may voluntarily absorb certain Fund expenses or waive the Advisor’s own investment management fee.

         (d)           To the extent the Advisor incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses.  To the extent the services for which the Fund is obligated to pay hereunder are performed by the Advisor, the Advisor shall be entitled to recover from the Fund to the extent of the Advisor’s actual costs for providing such services.  In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7.      Compensation to the Advisor.

(a)    Investment Management Fee.

                      (1)           Substantially all of the assets of the Fund shall be maintained in the Fund.

                      (2)           The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Fund pursuant to this Agreement, an annual management fee of 1.75%, computed on the value of the net assets of the Fund as of the close of each calendar month.

                      (3)           The management fee shall be accrued monthly and paid to the Advisor on or before the tenth business day of the end of the calendar month.

                      (4)           The initial management fee under this Agreement shall be payable on or before the tenth business day of the first month following the effective date of this Agreement and shall be prorated as set forth below.  If this Agreement is terminated prior to the end of any month, the management fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

                                                      (5)           The investment management fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund.

                                          (b)           Performance Allocation.

                                                      (1)           For so long as the Company operates as a partnership for Federal tax purposes, the Adviser shall have the right as provided by the Operating Agreement to serve as the Advisor of the Company and to receive in such capacity performance allocations in accordance with the terms of the Operating Agreement (the “Performance Allocation”) as further described in Appendix A to this Agreement.

                                                      (2)           The Performance Allocation, if any, will be computed and credited to the capital account of the Advisor as provided by the Operating Agreement.

         (c)           The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement.  Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments.

         (d)           Any fee withheld or voluntarily reduced and any Fund expense absorbed by the Advisor voluntarily or under this Agreement, shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on the Fund’s expenses.  Such reimbursement may be paid prior to the Fund’s payment of current expenses if so requested by the Advisor even if such practice may require the Advisor to waive, reduce or absorb current Fund expenses.

         (e)           The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement.  Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8.      No Shorting; No Borrowing.  The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund.  This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act.  The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.  For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.      Conflicts with Fund’s Governing Documents and Applicable Laws.  Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Operating Agreement, or any applicable statute or regulation, or to relieve or deprive the Board of Managers of the Fund of their responsibility for and control of the conduct of the affairs of the Fund.  In this connection, the Advisor acknowledges that the Board of Managers retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of members.

10.    Reports and Access.  The Advisor agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Managers.

11.    Advisor’s Liabilities and Indemnification.

           (a)           The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectuses, the statements of additional information, and advertising and sales materials), except for information supplied by the administrator or the Fund or another third party for inclusion therein.

           (b)           The Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor.

           (c)           In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

           (d)           Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, the Board of Managers, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

           (e)           No provision of this Agreement shall be construed to protect any member of the Board of Managers or officer of the Fund, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.      Non-Exclusivity; Trading for Advisor’s Own Account.  The Fund’s employment of the Advisor is not an exclusive arrangement.  The Fund may from time to time employ other individuals or entities to furnish it with the services provided for herein.  Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any life insurance policies or securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act and has been approved by the Board of Managers.

13.      Term.

           (a)           This Agreement shall become effective as of the date first written above and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided.  This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Managers or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Board of Managers who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.  The terms “majority of the outstanding voting securities,” “assignment” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

           (b)           The Fund may use the name “Rochdale” or any name derived from or using the name “Rochdale” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect.  Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Advisor.

14.      Termination and Assignment.

           (a)           This Agreement may be terminated by the Fund at any time without payment of any penalty, by the Board of Managers or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Fund.  In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Managers, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

           (b)           This Agreement shall terminate automatically in the event of any assignment hereof, as defined in the Investment Company Act.

15.      Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

16.      Notice of Declaration of the Fund.  The Advisor agrees that the Fund’s obligations under this Agreement shall be limited to the Fund and to their assets, and that the Advisor shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any member of the Board of Managers, officer, employee or agent of the Fund.

17.      Captions.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

18.      Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer on one or more counterparts as of the date first above written.

ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC

By: ________________________________
Name:
Title:

ROCHDALE INVESTMENT MANAGEMENT

By: ________________________________
Name:
Title:

APPENDIX A

The Fund will allocate to the Advisor a performance allocation (the “Performance Allocation”) with respect to each Member as of the close of each Allocation Period as follows: if the “Positive Allocation Change” for such Allocation Period for a Member exceeds the “10% Hurdle” for such Member and the amount of any positive balance in such Member’s “High Watermark Account”, then the performance allocation shall be equal to the sum of (i) 100% of the amount of such Member’s Positive Allocation Change for such Allocation Period until the Advisor receives an amount equal to the 10% Catch-Up Amount and (ii) 20% of the amount by which such Member’s Positive Allocation Change for such Allocation Period, if any, exceeds the sum of the amount of the Positive Allocation Change allocated to such Member to satisfy such Member’s 10% Hurdle (the “10% Priority Amount”) and the 10% Catch-Up Amount.

“10% Hurdle” means, with respect to each Member, calculated as of the end of any Allocation Period, the amount that such Member’s capital account would have earned as of the end of such Allocation Period if it had achieved a compounded, cumulative rate of return of 10% per annum calculated from the date such capital account was initially created (as adjusted for additional contributions and withdrawals of capital).  For the avoidance of doubt, the 10% Hurdle will be aggregated from year to year.

“10% Catch-Up Amount” means, with respect to each Member, calculated as of the end of any Allocation Period, the amount equal to (i) the quotient of the 10% Priority Amount divided by eighty percent (80%), less (ii) the 10% Priority Amount.

“Allocation Period” means, with respect to each Member, the period commencing as of the date of admission of such Member to the Fund, and thereafter each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending at the close of business on the first to occur of the following: (i) the last day of a Fiscal Year; (ii) the day as of which the Fund repurchases the Units (or any portion thereof) of such Member; (iii) the day as of which the Fund admits as a substituted Member a person to whom the Units (or any portion thereof) of such Member have been transferred (unless there is no change of beneficial ownership); and (iv) the day as of which the Advisor is no longer entitled to receive the Performance Allocation.

“Allocation Change” means, with respect to each Member for each Allocation Period, the difference between:

(1)           the sum of (a) the balance of such Member’s capital account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member’s capital account as of such date other than any Performance Allocation to be debited against such Member’s capital account), plus (b) any debits to such Member’s capital account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Member’s Units plus (c) any debits to such Member’s capital account during the Allocation Period to reflect any items allocable to such Member’s capital account; and

(2)           the sum of (a) the balance of such Member’s capital account as of the commencement of the Allocation Period, plus (b) any credits to such Member’s capital account during the Allocation Period to reflect any contributions made by such Member to the capital of the Fund.

If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference will be a “Positive Allocation Change,” and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference will be a “Negative Allocation Change.”

“High Watermark Account” means a memorandum account to be recorded in the books and records of the Fund with respect to each Member, which will have an initial balance of zero and which will be adjusted as follows:

(1)           As of the first day after the close of each Allocation Period for such Member, the balance of the High Watermark Account will be increased by the amount, if any, of such Member’s Negative Allocation Change for such Allocation Period and will be reduced (but not below zero) by the amount, if any, of such Member’s Positive Allocation Change for such Allocation Period.

(2)           The balance of the High Watermark Account will be reduced (but not below zero) as of the first day following each date as of which the balance of any Member is reduced as a result of repurchase or transfer with respect to such Member’s Units (or portion thereof) by an amount determined by multiplying (a) such positive balance by (b) a fraction, (i) the numerator of which is equal to the amount of the repurchase or transfer, and (ii) the denominator of which is equal to the balance of such Member’s capital account immediately before giving effect to such repurchase or transfer.

No transferee of any Units will succeed to any High Watermark Account balance or portion thereof attributable to the transferor unless the transfer by which such transferee received such Units did not involve a change of beneficial ownership or as otherwise agree to by the Board.

For Units redeemed other than on the last day of a calendar year, the Performance Allocation, if any, is calculated and charged with respect to the redeemed Units as if the redemption date was the last day of a calendar year and the Hurdle applicable to the calculation of the Performance Allocation shall be adjusted to take into account the number of days that the tendering Member’s capital was invested in the Fund for such fiscal year.

No transferee of any Units will succeed to any High Watermark Account balance or portion thereof attributable to the transferor unless the transfer by which such transferee received such Units did not involve a change of beneficial ownership or as otherwise agree to by the Board.

As used herein, the following terms have the meanings attributed to them in the Operating Agreement: “Fiscal Year,” “Member,” and “Units.”

 Exhibit 6
ROCHDALE CORE ALTERNATIVE STRATEGIES FUND
INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this __day of ________ 2012, by and among ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI, LLC, a Delaware limited liability company (the “Tax-Exempt Fund”), ROCHDALE CORE ALTERNATIVE STRATEGIES FUND, LLC, a Delaware limited liability company (the “Taxable Fund”), ROCHDALE CORE ALTERNATIVE STRATEGIES FUND (CAYMAN), LTD, a Cayman Islands limited duration company (the “Offshore Fund”), ROCHDALE CORE ALTERNATIVE STRATEGIES MASTER FUND, LLC, a Delaware limited liability company (the “Master Fund”), and Rochdale Investment Management, a Delaware limited liability company (the “Advisor” or “Rochdale”).  The Tax-Exempt Fund, the Taxable Fund, the Offshore Fund and the Master Fund are sometimes referred to herein collectively the “Funds”.

WITNESSETH:

WHEREAS, the Tax-Exempt, Taxable and Master Funds are close-end management investment companies, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Offshore fund is a Cayman Island Company, that is not required to register under the Investment Company Act; and

WHEREAS, the Funds are each separate entities having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Advisor, or its predecessors, have continuously provided investment advisory services to the Funds since their inception pursuant to the terms of an investment advisory agreement that first became effective on March 15, 2007 (the “Prior Agreement”); and

WHEREAS, the Trust desires to ensure that the provision of services to the Funds by the Advisor is not interrupted and that the existing economic relationship between the Advisor and the Funds is maintained, and the Advisor continues to render advice and services to the Funds pursuant to terms and provisions that are the same as those of the Prior Agreement;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.Appointment of Advisor. The Funds hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Funds’ Board of Directors.

2. Duties of Advisor.

(a)   General Duties. The Advisor shall act as investment adviser to the Master Fund and shall supervise investments of the Master Fund on behalf of the Master Fund in accordance with the investment objectives, policies and restrictions of the Master Fund as set forth in the Funds’ governing documents, including, without limitation, the Funds’ Operating Agreements; the Funds’ prospectuses, statements of additional information and undertakings; and such other limitations, policies and procedures as the Directors may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Master Fund with advice and recommendations with respect to the investment of the Master Fund’s assets and the purchase and sale of portfolio securities for the Master Fund including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Master Fund, subject to the ultimate supervision and direction of the Master Fund’s Board of Directors; (iii) vote proxies for the Master Fund (if applicable), file Section 13 ownership reports for the Funds, and take other actions on behalf of the Funds; (iv) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish such reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets as may be reasonably requested by the Funds; and (vi) render to the Funds’ Boards of Directors such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Boards of Directors.

(b)   Brokerage. The Advisor shall be responsible for decisions to buy and sell securities for the Master Fund, for broker-dealer selection, and for negotiation of brokerage commission rates. The Advisor may, consistent with its obligations hereunder, direct orders to an affiliated person of the Advisor. The Advisor’s primary consideration in effecting a securities transaction will be to obtain the most favorable price and execution available. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Master Fund on a continuing basis. The price to the Master Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Directors of the Master Fund may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused Master Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Master Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Master Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Master Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

3.    Representations of the Advisor.

(a)   The Advisor shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

(b)   The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)   In performance of its duties hereunder, the Advisor shall conduct its operations at all times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

4.     Independent Contractor. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Funds in any way, or in any way be deemed an agent for the Funds. It is expressly understood and agreed that the services to be rendered by the Advisor to the Funds under the provisions of this Agreement are not be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.    Advisor’s Personnel. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Funds’ Boards of Directors may desire and reasonably request.

6.     Expenses.

(a)    With respect to the operation of the Funds, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the maintenance of the Funds’ principal office, (ii) the expenses associated with the performance of its services hereunder, other than the expenses assumed by other service providers to the Fund (including affiliates of the Advisor); and (iii) the costs of any special Board of Directors meetings or shareholder meetings convened for the primary benefit of the Advisor. If the Advisor has agreed to limit the operating expenses of the Funds, the Advisor shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b)    The Funds are responsible for and have assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Funds for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest changes on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Funds’ shareholders and the Fund’s Board of Directors that are properly payable by the Funds; salaries and expenses of officers and fees and expenses of members of the Funds’ Boards of Directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Funds or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)    The Advisor may voluntarily absorb certain Fund expenses or waive the Advisor’s own advisory fee.

(d)    To the extent the Advisor incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Funds are obligated to pay hereunder are performed by the Advisor, the Advisor shall be entitled to recover from the Funds to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7.     Investment Advisory and Management Fee and Performance Fee.

(a)    Substantially all of the assets of the Funds shall be maintained in the Master Fund. If assets are held in one of the other Funds, they shall be included as total assets in the Master Fund for Investment Advisory and Management Fee calculation purposes.

(b)    The Funds shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Funds pursuant to this Agreement, an annual management fee or 1.25%, computed on the value of the net assets of the Funds as of the close of business each day.

(c)    The management fee shall be accrued daily and paid to the Advisor on or before the tenth business day of the succeeding month.

(d)    The initial management fee under this Agreement shall be payable on or before the tenth business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the management fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(e)    In addition to the management fee, the Funds shall pay to the Advisor a Performance fee in accordance with Schedule 2 of the Sub-Investment Advisory Agreement between Rochdale and AIG, as long as the Sub Investment Advisory Agreement is approved by the Boards of Directors and the Sub-Investment Advisory Agreement remains in effect and is not terminated or changed.

(f)    The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Funds and as required under any expense limitation applicable to the Funds.

(g)    The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Funds under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments.

(h)    Any fee withheld or voluntarily reduced and any Fund expense absorbed by the Advisor voluntarily or pursuant to an agreed upon expense cap or under this Agreement, shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on the Funds’ expenses. Such reimbursement may be paid prior to the Funds’ payment of current expenses if so requested by the Advisor even if such practice may require the Advisor to waive, reduce or absorb current Fund expenses.

(i)    The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8.     No Shorting; No Borrowing. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Funds or pledge or use the Funds’ assets in connection with any borrowing not directly for such Funds’ benefit. For this purpose, failure to pay any amount due and payable to the Funds for a period of more than thirty (30) days shall constitute a borrowing.

9.     Conflicts with Funds’ Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Funds to take any action contrary to the Funds’ Operating Agreements, or any applicable statute or regulation, or to relieve or deprive the Boards of Directors of the Funds of their responsibility for and control of the conduct of the affairs of the Funds. In this connection, the Advisor acknowledges that the Directors retain ultimate plenary authority over the Funds and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.     Reports and Access. The Advisor agrees to supply such information to the Funds’ administrator and to permit such compliance inspections by the Funds’ administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

11.     Advisor’s Liabilities and Indemnification.

(a)    The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Funds’ offering materials (including the prospectuses, the statements of additional information, advertising and sales materials), except for information supplied by the administrator or the Funds or another third party for inclusion therein.

(b)    The Advisor shall be liable to the Funds for any loss (including brokerage charges) incurred by the Funds as a result of any improper investment made by the Advisor.

(c)    In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

(d)    Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)    No provision of this Agreement shall be construed to protect any Director or officer of the Funds, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.     Non-Exclusivity; Trading for Advisor’s Own Account. The Funds’ employment of the Advisor is not an exclusive arrangement. The Funds may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Funds under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Fund’s Board of Directors.

13.     Sub-Advisor. The Advisor may contract with third parties to take on adviser responsibilities for a fee, with the approval of the Board of Directors of the Funds. In the event of a Sub-Advisor relationship, the Advisor will maintain its responsibilities under this agreement, the prospectuses any other applicable agreements and any federal or state regulations. The Advisor will submit to the Boards of Directors of the Funds a Sub-Investment Advisory Agreement for approval.

14.     Term.

(a)    This Agreement shall become effective as of the date first written above and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Funds at least annually by (i) the Boards of Directors of the Funds or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Directors of the Funds who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities,” “assignment” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

(b)    The Funds may use the name “Rochdale” or any name derived from or using the name “Rochdale” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Funds shall cease to use such a name or any other name connected with the Advisor.

15.     Termination and Assignment.

(a)    This Agreement may be terminated by the Funds at any time without payment of any penalty, by the Boards of Directors of the Funds or by vote of a majority of the outstanding voting securities of the Funds, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Funds. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Funds’ affairs and, at the request of the Board of Directors, transfer any and all books and records of the Funds maintained by the Advisor on behalf of the Funds.

(b)    This Agreement shall terminate automatically in the event of any assignment hereof, as defined in the Investment Company Act.

16.     Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

17.     Notice of Declaration of the Funds. The Advisor agrees that the Funds’ obligations under this Agreement shall be limited to the Funds and to their assets, and that the Advisor shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any director, officer, employee or agent of the Funds.

18.     Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

19.     Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer on one or more counterparts as of the date first above written.

ROCHDALE CORE ALTERNATIVE STRATEGIES FUND, LLC By: ______________________________ Name: Garrett D'Alessandro Title: President

ROCHDALE CORE ALTERNATIVE
STRATEGIES FUND TEI, LLC

By:        ___________________________
Name:  Garrett D'Alessandro
Title:    President

ROCHDALE CORE ALTERNATIVE
STRATEGIES MASTER FUND, LLC

By:       ___________________________
Name:  Garrett D'Alessandro
Title:    President

ROCHDALE CORE ALTERNATIVE
STRATEGIES FUND (Cayman), LDC
By:  Rochdale Core Alternative Strategies Fund TEI LLC

By:        ___________________________
Name:  Garrett D'Alessandro
Title:    President

ROCHDALE INVESTMENT MANAGEMENT

By:       ____________________________
Name:  Kurt Hawkesworth
Title:    Chief Operating Officer and Genral Counsel

Exhibit 7

SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT by and among Rochdale Investment Management LLC, a limited liability company organized under the laws of Delaware (the “Adviser”) and PineBridge Investments LLC, a limited liability company organized under the laws of Delaware (“PineBridge”), effective as of __________, 2012 (the “Effective Date”).

W I T N E S S E T H:

WHEREAS, the Adviser is the Investment Manager for Rochdale Core Alternative Strategies Master Fund, LLC, a Delaware limited liability company (the “Fund”);

WHEREAS, the Adviser and the Fund have entered into an Investment Management Agreement dated as of December 13, 2006, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management and advisory services to the Fund;

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company and intends to qualify as a  partnership under the Internal Revenue Code of 1986, as amended (the “Code”);

WHEREAS, PineBridge is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser retained PineBridge as a sub-adviser to provide investment management services with respect to the Fund subject to the terms and conditions set forth in the Sub-Investment Advisory Agreement dated January 17, 2007 (the “Original Agreement”);

WHEREAS, the Adviser and PineBridge entered into an interim agreement dated March 26, 2010 and a  subsequent, substantively identical, agreement (the “2010 Agreement”) dated July 12, 2010, as amended upon a change in the control of PineBridge;

WHEREAS, in accordance with the terms of the 2010 Agreement, that 2010 Agreement  was automatically terminated upon the change of control of the Adviser on June 30, 2012;

WHEREAS, the Fund desires to ensure that the provision of services to the Fund by PineBridge is not interrupted and that the existing economic relationship between PineBridge and the Advisor is maintained, and that PineBridge continues to render advice and services to the Fund pursuant to terms and provisions that are the same as those of the Original Agreement; and

WHEREAS, pursuant to the requirements of the 1940 Act, the members of the Fund have approved this Agreement.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.
Appointment.  The Adviser hereby authorizes and appoints PineBridge as investment sub-adviser in furtherance of the Advisory Agreement with the Fund and, as the Adviser’s and the Fund’s agent and attorney-in-fact, to exercise the investment discretion described below with respect to the assets of the Fund, and to execute all documentation, on its behalf or on behalf of the Fund, necessary to facilitate investment in securities for the Fund, and PineBridge hereby accepts this appointment subject to the terms of this Agreement.  PineBridge shall discharge the foregoing responsibilities subject to the control of the Officers and the Directors of the Fund or the Adviser and in compliance with such policies as the Directors of the Fund or the Adviser may from time to time establish and communicate to PineBridge, and in compliance with (a) the objectives, policies and limitations for the Fund set forth in the Fund’s current offering documents, including without limitation, the confidential memorandum, prospectus and statement of additional information, as used by the Adviser and the Fund’s distributor in connection with the distribution efforts and as provided to PineBridge  (the “Prospectus”), and (b) applicable laws, rules and regulations  under the 1940 Act and  the Advisers Act and applicable state laws. To the extent that the Fund or the Adviser authorizes any party other than PineBridge to execute and deliver subscription agreements, redemption requests and/or related documents in connection with the Fund's investments in hedge funds or redemptions from hedge funds (as described in the Prospectus), PineBridge shall not be responsible for any liabilities, costs, damages or other expenses arising from such party’s failure to execute such documents in accordance with the instructions of PineBridge, the Fund or the Adviser or otherwise arising from such party’s negligence in executing and delivering such documents.

2.	Representations and Warranties.

2.1	The Adviser hereby represents and warrants to PineBridge as follows:

(a)
the Adviser has the power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly authorized, executed and delivered by the Adviser, and constitutes a legal, valid and binding obligation enforceable against the Adviser in accordance with its terms.  No consent of any person, and no license, permit, approval or authorization of, exemption by, report to, or registration, filing or declaration with, any governmental authority is required by the Adviser in connection with the execution, delivery and performance of this Agreement other than those already obtained or disclosed to PineBridge.

(b)
the execution, delivery and performance of this Agreement will not violate any provision of any law or regulation binding on the Adviser, or any order, judgment or decree of any court or government authority binding on the Adviser or the charter or by-laws or any other governing document of the Adviser, or any material contract, indenture or other agreement, instrument or undertaking to which the Adviser is a party or by which the Adviser or any of its assets may be bound, or require the creation or imposition of any lien on its property, assets or revenues.

(c)
the signatories to this Agreement are all officers, employees or agents of the Adviser authorized to take action with respect to the Adviser (“Authorized Persons”), the list of signatures attached hereto as Schedule 1 which is certified by the Adviser’s secretary, or other appropriate person, constitutes the valid signatures of Authorized Persons, and, promptly after any change therein, the Adviser will send PineBridge a revised list of Authorized Persons and evidence of the authority for such change.

2.2	PineBridge hereby represents and warrants to the Adviser and the Fund as follows:

(a)
PineBridge has the power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly authorized, executed and delivered by PineBridge and constitutes a legal, valid and binding obligation enforceable against PineBridge in accordance with its terms.  No consent of any person, and no license, permit, approval or authorization of, exemption by, report to, or registration, filing or declaration with, any governmental authority is required by PineBridge in connection with the execution, delivery and performance of this Agreement other than those already obtained or disclosed to the Adviser.

(b)
the execution, delivery and performance of this Agreement will not violate any provision of any law or regulation binding on PineBridge, or any order, judgment or decree of any court or government authority binding on PineBridge or the charter or by-laws of PineBridge, or any material contract, indenture or other agreement, instrument or undertaking to which PineBridge is a party or by which it or its assets may be bound, or require the creation or imposition of any lien on its property, assets or revenues.

(c)	PineBridge is registered as an investment adviser under the Advisers Act.

3.	Scope of Authorization.

3.1
PineBridge shall act as the investment sub adviser to the Adviser for purposes of the Advisers Act, and shall, continuously during the term of this Agreement, manage the assets of the Fund for the Adviser pursuant to the objectives, strategies, policies and restrictions set forth in the Prospectus.   In connection therewith, PineBridge shall have full power to supervise and direct the investment and reinvestment of such assets of the Fund and engage in such transactions with respect to the Fund as PineBridge may deem appropriate, in PineBridge's absolute discretion and without prior consultation with the Adviser or the Fund, subject only to this Agreement and the Prospectus.  The Adviser hereby acknowledges that the Adviser has no authority under this Agreement to direct PineBridge to engage in any specific trade or transaction.

3.2
The parties acknowledge that the Adviser shall handle proxy voting pursuant to the  “Proxy Voting Procedures” summarized in the Prospectus.  In the event that it is mutually agreed to in writing by the parties that PineBridge shall handle proxy voting pursuant to such Procedures, in which case PineBridge or its delegatee will handle such proxy voting, PineBridge shall have discretion to vote proxies associated with securities held in the Fund or to delegate such voting authority, subject to PineBridge’s guidance. The Adviser hereby agrees that PineBridge will not be responsible or liable for failure to exercise such discretion, and PineBridge shall not incur any liability as a result of PineBridge or such proxy voting service not receiving such proxies or related shareholder communications from the Adviser on a timely basis.  Affiliates (as defined herein) may institute lawsuits on their own behalf based upon securities that PineBridge has purchased for them, and PineBridge may provide them with assistance.  In the event that PineBridge has purchased the same security for the Fund alongside its investments on behalf of its Affiliates, PineBridge will generally seek to inform the Fund that it may also have a cause of action with respect to the security.  PineBridge will also as a general matter make available to the Fund such rights, if any, as PineBridge may have against any such issuer in its capacity as the Fund’s agent and will, where possible, give the Fund such assistance as it may reasonably require to exercise its rights in any such action it seeks to undertake.  PineBridge would not, however, generally search out potential legal claims or monitor class action lawsuits against issuers arising from investments held in the Fund, nor would it institute a lawsuit on the Fund’s behalf in lawsuits arising from investments held in the Fund.  In addition, given the size and breadth of PineBridge’s business, it is possible that there may be situations in which PineBridge or an Affiliate might become aware of a potential lawsuit with respect to a security, one of which may also be held in the Fund.  Related to these situations, there is the possibility, due to confidentiality requirements or conflicts of interest, that PineBridge would be restricted from informing the Fund of potential legal actions and activities.

3.3
The Adviser shall notify PineBridge from time to time of any institutions that serve as a custodian for the Fund and, in such capacity, hold the Fund’s cash and assets. The Adviser understands and acknowledges that (i) PineBridge shall at no time have custody or physical control of the assets of the Fund, (ii) PineBridge shall not be liable for any act or omission of the Fund’s custodian(s), (iii) PineBridge shall give instructions to the custodian(s), in writing or orally, and (iv) the Adviser shall instruct the Fund’s custodian to provide PineBridge with such periodic reports concerning the status of the Fund as PineBridge may reasonably request from time to time.  The Adviser will not change the Fund’s custodian(s) without giving PineBridge reasonable prior notice of its intention to do so together with the name and other relevant information with respect to the new custodian(s).

3.4
PineBridge may retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing PineBridge or the Adviser with statistical and other factual information, advice regarding economic factors and trends, advice as to transactions in specific securities or such other information, or advice or assistance as PineBridge may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Adviser.

4.
Reporting.  PineBridge shall send, or cause to be sent, reports with respect to the assets of the Fund in such form and at such intervals as shall be agreed to by the Adviser and PineBridge, or as shall be required by applicable law, rules or regulations or as PineBridge shall deem necessary.

5.
Management Fees.  PineBridge's fees for services rendered hereunder (the “Management Fee”) shall be calculated and paid in accordance with the Schedule of Fees attached hereto as Schedule 2 or in any amended Schedule of Fees amended pursuant to Section 11 hereto. The Adviser acknowledges that the Adviser and the Fund will be separately responsible for all transaction expenses, including without limitation brokerage commissions, taxes, custodian fees and any other transaction-related fees, and the Adviser authorizes PineBridge to incur and pay such expenses (except for the Management Fee) out of the Fund’s assets, as deemed appropriate by PineBridge.

6.	Acknowledgments and Consents.

The Adviser hereby acknowledges and consents to the following:

(a)
The Adviser has received a copy of Part II of PineBridge’s Form ADV and confirms having read and understood the disclosures contained therein, including without limitation the sections setting forth the various procedures, understandings and conflicts of interest relating to the Fund and PineBridge’s relationship with its Affiliates, and the Adviser agrees that PineBridge’s services hereunder shall be subject to such procedures and understandings and conflicts of interest. If the Adviser did not receive PineBridge's ADV Part II more than 48 hours prior to the date of execution of this Agreement, the Adviser understands that it may terminate this Agreement without penalty within five business days after such date of execution, provided that such termination shall be at the risk of the Adviser.

(b)
The Adviser understands the investment strategies intended to be followed in respect of the management of the Fund’s assets and hereby consents thereto and understands that PineBridge makes no representation as to the success of any investment strategy or security that may be recommended or undertaken by PineBridge with respect to the management of the Fund’s assets.

(c)	PineBridge and its Affiliates may disclose the identity of the Fund or the Adviser as part of any representative list of clients.

(d)
(i) PineBridge acts as adviser to other clients and may give advice, and take action, with respect to any of those which may differ from the advice given, or the time or nature of action taken, with respect to the Fund; and (ii) Affiliates of PineBridge and officers, directors and employees of PineBridge and such Affiliates of PineBridge may engage in transactions, or cause or advise other customers to engage in transactions, which may differ from or be identical to transactions engaged in by PineBridge for the Fund or recommend any transaction which any of such Affiliates or any of the officers, directors or employees of PineBridge or such Affiliates may engage in for their own accounts or the account of any other customer, except as otherwise required by applicable law.  To the extent permitted by law, PineBridge shall be permitted to bunch or aggregate orders for the Fund with orders for other accounts.

(e)
PineBridge uses diligent efforts to allocate or rotate investment opportunities where there is a limited supply of a security.  The Adviser understands, however, that, in spite of such efforts, PineBridge cannot always assure equality among all accounts and clients.

(f)
By reason of PineBridge's investment advisory activities and other activities of its Affiliates, PineBridge may acquire confidential information or be restricted from initiating transactions in certain securities.  The Adviser acknowledges and agrees that PineBridge will not be free to divulge to the Adviser, or to act upon, any such confidential information with respect to PineBridge's performance of this Agreement and that, due to such a restriction, PineBridge may not initiate a transaction that PineBridge otherwise might have initiated.

(g)
The Adviser hereby authorizes PineBridge to invest all or any portion of the Fund in commingled vehicles otherwise consistent with the Prospectus and with applicable laws, rules and regulations under  the 1940 Act, whether advised by PineBridge or its Affiliates (“Managed Funds”) or by a third party manager.  It is understood that Fund assets invested in Managed Funds will be excluded from the Fund in determining the Management Fee payable to PineBridge hereunder to the extent that PineBridge and/or any of its Affiliates receive fees directly from the Managed Fund(s) for the advisory services provided thereto.  Where the Fund is invested into a Managed Fund in which the Fund’s portion of the Managed Fund assets either receives a rebate of advisory fees or pays no advisory fees, such assets shall be included in the Fund in determining the Management Fees payable to PineBridge hereunder.  The Adviser acknowledges that in both cases, PineBridge or its Affiliates may receive certain administrative fees as well.  The Adviser acknowledges that investment in any commingled vehicles advised by PineBridge or a third party manager will be subject to the standard fees and charges of such vehicles (other than the advisory fees referred to in sentence 2 of this paragraph (g)) in addition to the Management Fee, unless otherwise agreed between the parties.

(h)
In addition, PineBridge may from time to time temporarily invest cash balances in the Fund in any registered, open-end money market investment company for which PineBridge or any of its Affiliates serves as investment adviser.  In connection with investments in such money market Managed Funds, the Adviser understand that the Fund’s assets so invested will be included in determining the Management Fee payable to PineBridge under this Agreement.

(i)
Each party shall promptly notify the other of any facts or circumstances or any change therein that may, directly or indirectly, affect the status or management of the Fund by PineBridge, including, without limitation, any change in the status of any of the representations or warranties provided in Section 2 hereof.

(j)
The Adviser acknowledges that the guidelines, percentage limitations  and restrictions in the Prospectus apply at the time of purchase only (except as otherwise required by applicable law, rules and regulations under the 1940 Act), and failure to comply with any specific guideline, percentage limitation  or restriction contained therein because of events outside of PineBridge’s control (such as, but not limited to, market fluctuation, changes in the capital structure of any company included in the Fund’s portfolio, ratings agency or credit ratings changes or Fund share repurchases)  will not be deemed a breach of the Prospectus or this Agreement.

(k)
The Adviser acknowledges that PineBridge is not responsible or liable for the information contained in the Prospectus except for information specifically relating to the business of PineBridge and its Affiliates.

7.
Execution of Transactions. PineBridge may place orders for the execution of transactions with or through such brokers, dealers or banks as PineBridge may select in its sole discretion, and may, consistent with its duty to seek best execution and in compliance with applicable securities laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended, pay a commission on transactions which may be greater than the amount of the commission another broker or dealer might have charged, provided that PineBridge determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the overall responsibilities with respect to all the accounts as to which investment discretion was exercised.  Subject to the foregoing, the Adviser acknowledges that such research services rendered may be useful in providing services to clients other than the Adviser or indirectly the Fund, and that not all such information will necessarily be used by PineBridge in connection with rendering sub-advisory services to the Adviser with respect to the Fund.

8.	Limits on PineBridge’s Responsibility.

8.1
PineBridge shall not be responsible for the solvency of or the performance of the obligations of any third party bank, clearing organization, broker, intermediary, nominee or agent appointed or employed by PineBridge in good faith for the performance of its duties, but PineBridge shall make available to the Adviser such rights (if any) as PineBridge may have against such person in its capacity as agent for the Adviser or the Fund in the event of the insolvency of any of the above or its failure properly to perform such obligations and shall give such assistance as the Adviser may reasonably require to exercise such rights.

8.2
PineBridge shall be fully protected in acting and relying upon any written advice, certificate, notice, instruction, request or other paper or document which PineBridge in good faith believes to be genuine and to have been signed or presented by an Authorized Person or other proper party or parties, and may assume that any person purporting to give such advice or other paper or document has been duly authorized to do so unless contrary instructions have been delivered to PineBridge by the Adviser.  Any notice or instruction required to be in writing under this Agreement may be provided via electronic mail at an address supplied by PineBridge.

8.3
PineBridge may seek the advice of outside legal counsel in the event of any dispute or questions as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the advice of such counsel.

8.4
(a)
Except as may otherwise be provided by the 1940 Act or any other federal securities law, PineBridge, any of its affiliates and any of the officers, partners, employees, consultants, or agents thereof shall not be liable for any losses, claims, damages, liabilities, or litigation (including legal and other expenses) incurred or suffered by the Fund, Adviser, or any of its affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) or controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the “1933 Act”)) (collectively, “Adviser Indemnitees”) as a result of any error of judgment or mistake of law by PineBridge regarding sub-advisory services it provides to the Adviser with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive, or limit the liability of PineBridge for, and PineBridge shall indemnify and hold harmless the Adviser Indemnitees against any and all direct losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law, or otherwise, directly arising out of or based on (i) any willful misconduct, bad faith, reckless disregard, or gross negligence of PineBridge in the performance of any of its duties or obligations hereunder; or (ii) any violation of federal or state statutes or regulations by PineBridge; provided, however, that nothing contained herein shall constitute a waiver or limitation of any rights which the Adviser may have under applicable securities or other laws, rules or regulations.  Under no circumstances shall PineBridge be deemed liable for any indirect or consequential damages.

(b)
Except as may otherwise be provided by the 1940 Act or any other federal securities law, Adviser shall not be liable for any losses, claims, damages, liabilities, or litigation (including legal and other expenses) incurred or suffered by PineBridge or any of its affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) or controlling persons (as described in Section 15 of the 1933 Act) (collectively, “PineBridge Indemnitees”) as a result of any error of judgment or mistake of law by Adviser regarding advisory services it provides with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive, or limit the liability of Adviser for, and Adviser shall indemnify and hold harmless the PineBridge Indemnitees against any and all direct losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the PineBridge Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law, or otherwise directly arising out of or based on (i) any willful misconduct, bad faith, reckless disregard, or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder; or (ii) any violation of federal or state statutes or regulations by the Adviser or the Fund; provided, however, that nothing contained herein shall constitute a waiver or limitation of any rights which PineBridge may have under applicable securities or other laws, rules or regulations.  Under no circumstances shall the Adviser be deemed liable for any indirect or consequential damages.

(c)
After receipt by the Adviser or PineBridge, their affiliates, or any officer, director, employee, or agent of any of the foregoing, entitled to indemnification as stated in (a) or (b) above (“Indemnified Party”) of notice of the commencement of any action, if a claim in respect thereof is to be made against any person obligated to provide indemnification under this section (“Indemnifying Party”), such Indemnified Party shall notify the Indemnifying Party in writing of the commencement thereof as soon as practicable after the summons or other first written notification giving information of the nature of the claim that has been served upon the Indemnified Party; provided that the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability under this section, except to the extent that the omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of the failure to give such notice.  The Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel satisfactory to the Indemnified Party to represent the Indemnified Party in the proceeding, and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (1) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, or (2) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation by both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

8.5
The Adviser acknowledges that any benchmarks associated with the investment program being provided pursuant to this Agreement or that may be referred to in the Prospectus are for measurement purposes only, and any such specific investment objectives are targets only, and PineBridge shall not be liable to the Adviser, to the Fund, or to any third party for PineBridge’s failure to meet or outperform any such benchmark or investment objective.

9.	Term and Termination of Agreement.

(a)
This Agreement shall become effective as of the Effective Date and shall continue in effect from year to year, unless sooner terminated as set forth herein,  provided that such continuance is approved at least annually by the vote of a “majority of the outstanding voting securities of the Fund” or by the Fund’s Board; and provided that in either event such continuance is also approved by a majority of the members of the Fund’s Board who are not parties to this Agreement or “interested persons” (as defined by the 1940 Act), of any such person or of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval. The first such annual review following the effective date of this Agreement shall be conducted on or before a date that is not more than 12 months following the date on which the Board conducted its previous review of the prior agreement in accordance with the Board’s responsibilities under Section 15 of the Investment Company Act.

(b)
This Agreement may be terminated, at any time, without payment of any penalty: (i) by the Fund upon sixty days’ prior written notice to PineBridge and the Adviser, either by majority vote of the Fund’s Board or by the vote of a majority of the outstanding voting securities of the Fund” (as defined by the 1940 Act and the rules thereunder); (ii) by the Adviser upon sixty days’ prior written notice to PineBridge and the Fund; and (iii) by PineBridge upon sixty days’ prior written notice to the Adviser and the Fund.  This Agreement shall terminate automatically in the event that (i) the Advisory Agreement is terminated, or (ii) there is an “assignment” (as defined by the 1940 Act and the rules thereunder), unless such automatic termination shall be prevented by an order or rule of the Securities and Exchange Commission (the “SEC”).  The “Termination Date” shall herein be understood to mean the date that PineBridge’s advisory authority over the Fund terminates, and shall not mean the date of notice of termination.  The termination of the authority granted by this Agreement shall not in any way affect any liability resulting from a transaction initiated prior to the Termination Date.  The Management Fee will be prorated to the Termination Date.

(b) Termination will not in any event affect accrued rights or existing commitments, or contractual provisions intended to survive termination, and will be without penalty or other additional payment, save that the Adviser or the Fund (as appropriate) will pay any additional expenses necessarily incurred by PineBridge in connection with the termination of this Agreement, and any losses necessarily realized in concluding outstanding transactions.  Clauses 8, 9, 10 and 13 will survive any termination of this Agreement.

10.	Governing Law; Submission to Jurisdiction.

10.1
This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or another jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York; provided, however, that nothing contained in this Agreement shall be construed in any manner as inconsistent with Federal law, including without limitation, the Advisers Act or any rule, regulation or order of the SEC promulgated thereunder. If any provision of this Agreement shall be declared to be invalid, illegal or unenforceable, such declaration shall be fully severable, and this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision had never comprised a part of this Agreement, and such invalid, illegal or unenforceable provision shall not be deemed to affect any of the other provisions of this Agreement, which shall remain in full force and effect.

10.2
If any suit is instituted by any of the parties to enforce any of the terms or conditions of this Agreement, each of the parties hereby submits to the exclusive jurisdiction of and venue in the federal courts of the United States of America, County of New York, State of New York, to the extent permitted by federal law, and otherwise, each of the parties hereby submits to the exclusive jurisdiction of and venue in the state courts of the State of New York located in the city and county of New York.

10.3
Waiver of Jury Trial Right.  EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING.  Each party hereby (i) certifies that no representative, agent or attorney of the other has represented, expressly or otherwise, that the other would not, in the event of a proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this paragraph.

11.
Entire Agreement: Amendment.  This Agreement, including the schedules hereto, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any warranty, representation or arrangement previously given or made, other than those expressly set out herein.  This Agreement may not be amended except in writing signed by each of the parties hereto.

12.
No Waiver.  Neither the failure nor delay on the part of any party in exercising any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further waiver of any right or remedy. No waiver hereunder shall be effective unless it is authorized by the party asserted to have granted such waiver.

13.
Successors and Assigns.  Subject to Section 3.4 herein, no assignment (as that term is defined in the Advisers Act) of this Agreement may be made by any party to this Agreement without the prior consent of the other parties hereto. Subject to the foregoing, this Agreement shall inure to the benefit and be binding upon the parties hereto and each of their respective successors and permitted assigns.

14.
Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date indicated after its name to become effective as of the Effective Date.

ROCHDALE INVESTMENT MANAGEMENT LLC

Address for Notices:
By: ________________________	_____________________________
Name: ________________________	_____________________________
Title: ________________________	_____________________________
Date: ________________________	Tax ID Number: ________________

AGREED TO AND ACCEPTED:
PINEBRIDGE INVESTMENTS LLC

By: _____________________________	Date: ________________________

Name: ___________________________

Title: ____________________________

Address for Notice:	With a copy to:
PINEBRIDGE INVESTMENTS LLC	PINEBRIDGE INVESTMENTS LLC
277 Park Avenue	277 Park Avenue
42nd Floor	42nd Floor
New York, New York 10172	New York, New York 10172
Attn: Robert Discolo	Attn: Paul Citardi

  SCHEDULE 1
TO
SUB-INVESTMENT ADVISORY AGREEMENT

Please attach a certificate of the Adviser’s secretary, or other appropriate person, setting forth the names and valid signatures of officers, employees or agents of the Adviser authorized to take action, individually, with respect to the Fund.  If action by more than one of the Authorized Persons listed herein is required, please indicate this, and explain in detail.

[Please complete and return]

Certificate

Pursuant to a resolution of the Board of Directors of _______ (the “Adviser”), passed on the .............. day of  _____, 20__, [Pine Bridge Investments]  (“PineBridge”) is hereby authorized to give effect to such instructions as may be given from time to time on behalf of the Adviser to PineBridge by any ................* of the following where such instructions arise out of or are connected with an agreement, dated the .............. day of  ________ 20__ (as the same may be amended from time to time).

* Insert one/two/three etc.

Name(s) of Person(s) authorized as above:	Specimen Signature(s):

SCHEDULE 2
TO
SUB-INVESTMENT ADVISORY AGREEMENT

 MANAGEMENT FEE AND INCENTIVE FEE

(a) Management Fee

The Adviser shall pay a management fee to PineBridge at a rate equal to 60% of the amount of the current fee earned by the Adviser pursuant to its Investment Management Agreement with the Fund. This management fee payable to PineBridge is referred to herein as the “Management Fee” and it will be calculated, accrued and payable on the same basis as the fee payable to the Adviser described in the following paragraph, except that the Management Fee: (a) shall be 60% of the Adviser’s fee, (b) shall be paid from the Adviser’s assets and (c) shall not be negatively affected by the Adviser’s  contractual agreement with each of the following funds  to waive and/or reimburse expenses to the extent necessary to limit: (i) Rochdale Core Alternative Strategies Fund TEI LLC’s and the Fund’s combined annualized expenses to 2.25% or (ii) Rochdale Core Alternative Strategies Fund LLC’s and the Fund’s combined annualized expenses to 2.25%.

The Fund will pay the Adviser an investment management fee at an annual rate equal to 1.25% of the Fund's month-end net assets, including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of Units. The investment management fee will accrue monthly and will be payable at the end of each quarter. The investment management fee will be paid to the Adviser out of the Fund's assets.

(b) Incentive Fee

At the end of each Incentive Period, the Adviser will pay PineBridge an Incentive Fee equal to 10% of each Member’s Net Profits in excess of such Member’s Loss Carryforward Amount and the Preferred Return for such Incentive Period. The Incentive Fee is payable to PineBridge within 35 days of the end of the applicable Incentive Period.

“Capital Account” is the capital account of a Member, as maintained by each respective Feeder Fund.

A “Fiscal Period” for a Feeder Fund begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of (i) the last day of each fiscal year of the applicable Feeder Fund, (ii) the last day of each taxable year of the applicable Feeder Fund, (iii) the day preceding the date as of which any contribution to the capital of the applicable  Feeder Fund is made, (iv) any day as of which the applicable Feeder Fund repurchases any interests of any Member, (v) any day as of which any amount is credited to or debited from the Capital Account of any Member of the applicable Feeder Fund other than an amount to be credited to or debited from the Capital Accounts of all Members in accordance with their respective ownership of interests, or (vi) any other day as determined by each Feeder Fund’s Board of Directors.  The first Fiscal Period of a Feeder Fund shall commence on the first closing date of such Feeder Fund and end on the first to occur of one of the items listed in the previous sentence.

An “Incentive Period” with respect to a Member shall mean, in the case of the first Incentive Period, the period beginning on the date in which the Member’s Capital Account was opened and ending on the last day of the calendar year, and in the case of subsequent Incentive Periods, each calendar year; provided, further that in the case of a repurchase of an interest (or portion thereof) on a repurchase date, the final Incentive Period for such interest (or portion thereof) shall end on such repurchase date; and provided further that in the event that a Feeder Fund is terminated, the final Incentive Period for all interests shall end on the date of such termination.

The “Loss Carryforward Amount” for a Member commences at zero and, for each Incentive Period, is increased by the Net Losses allocated to such Member’s Capital Account for such Incentive Period or is reduced (but not below zero) by the Net Profits allocated to such Member’s Capital Account for such Incentive Period. A Member’s Loss Carryforward Amount will be proportionately adjusted with respect to any contributions, transfers, distributions and repurchases applicable to the Member’s Capital Account.

“Net Assets” is the value of the total assets less all liabilities, including accrued fees and expenses, attributable to a Capital Account.

“Net Profits” or “Net Losses” is the amount by which the Net Assets attributable to a Member’s Capital Account as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets attributable to such Member’s Capital Account as of the commencement of the same Fiscal Period.

The “Preferred Return” is a non-cumulative, annual return equal to the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year plus 2%.  To the extent that a capital contribution is made by a Member after the start of a calendar year or a repurchase of an interest (or a portion thereof) in either Feeder Fund occurs prior to the end of the calendar year, the Preferred Return will be pro-rated accordingly.

A “Member” is a person or entity admitted as a member to either Rochdale Core Alternative Strategies Fund TEI LLC or Rochdale Core Alternative Strategies Fund LLC (each, a Feeder Fund”).

The Incentive Fee payable to PineBridge by the Adviser shall not be affected by the Adviser’s contractual agreement with each of the following funds to waive and/or reimburse expenses to the extent necessary to limit: (i) Rochdale Core Alternative Strategies Fund TEI LLC’s and the Fund’s combined annualized expenses to 2.25% or (ii) Rochdale Core Alternative Strategies Fund LLC’s and the Fund’s combined annualized expenses to 2.25%.

Example of the Calculation of the Incentive Fee

A Member makes an initial purchase of an interest in a Feeder Fund for $1000 as of January 1, 2010 and makes no further capital contributions in 2010 or in 2011.  Assume that the Preferred Return is 5% for each of 2010 and 2011.  As of December 31, 2010, the total of Net Profits attributable to such Member’s Capital Account for 2010 is $40 and the value of the Member’s Capital Account as of December 31, 2010 is $1,040.  As result, no Incentive Fee would be payable to PineBridge as of December 31, 2010 because the Net Profits were less than the Preferred Return ($40 < 5% x $1000).

The Feeder Fund offers to repurchase interests of Members as of June 30, 2011.  The Member requests that one-half of his interest be repurchased in the repurchase offer and the request is accepted.  As of June 30, 2010, the total of Net Profits attributable to such Member’s Capital Account from January 1, 2011 through June 30, 2011 is $100 and the value of the Member’s Capital Account as of June 30, 2011 is $1,140 (prior to the deduction of any incentive fee and the repurchase).  The Incentive Fee with regards to the portion of the interest that is being repurchased would be equal to the following:

10% x [(Net Profits x 50%) – ((Preferred Return x Capital Account Balance as of January 1, 2011) x 50%)]

10% x [($100 x 50%) – ((5% x $1,040) x 50%)]

10% x [$50 – $26]
= $2.40

The incentive fee payable to PineBridge is $2.40 and the amount distributed to the Member is $567.60.  The value of the member capital account is $570.

As of December 31, 2011, the total of Net Profits attributable to such Member’s Capital Account from July 1, 2011 through December 31, 2011 is $50 and the value of the Member’s Capital Account as of December 31, 2011 is $620 (prior to the deduction of any incentive fee).  The Incentive Fee payable to PineBridge as of December 31, 2011 is equal to the following:

10% x [Net Profits – (Preferred Return x  January 1, 2011 Value of the Portion of the Capital Account not Repurchased)

10% x ($100 – (5% x $520))

10% x ($100 - $26)
= $7.40

The incentive fee payable to PineBridge is $7.40, and the value of the Member’s Capital Account is $612.60 as of December 31, 2011 after the deduction of the Incentive Fee.

Exhibit 8

ROCHDALE STRUCTURED CLAIMS INCOME FUND
INVESTMENT ADVISORY AGREEMENT

           THIS AGREEMENT is made and entered into as of this ___ day of _____________2012, by and among ROCHDALE STRUCTURED CLAIMS INCOME FUND LLC,  a Delaware limited liability company (the “Fund”), and Rochdale Investment Management, a Delaware limited liability company (the “Advisor”).

WITNESSETH:

           WHEREAS, the Fund is a closed-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

           WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice as an independent contractor; and

       WHEREAS, the Advisor has continuously provided investment advisory services to the Fund since its inception pursuant to the terms of an investment advisory agreement that first became effective on November 10, 2009 (the “Prior Agreement”); and

       WHEREAS, the Fund desires to ensure that the provision of services to the Fund by the Advisor is not interrupted and that the existing economic relationship between the Advisor and the Fund is maintained, and the Advisor continues to render advice and services to the Fund pursuant to terms and provisions that are the same as those of the Prior Agreement; and

           NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.         Appointment of Advisor.  The Fund hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Fund’s Board of Directors.

2.         Duties of Advisor.

(a)        General Duties.  The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Funds’ governing documents, including, without limitation, the Funds’ Operating Agreements; the Funds’ prospectuses, statements of additional information and undertakings; and such other limitations, policies and procedures as the Directors may impose from time to time in writing to the Advisor.  In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Fund’s Board of Directors; (iii) vote proxies for the Fund (if applicable), file Section 13 ownership reports for the Funds, and take other actions on behalf of the Funds; (iv) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish such reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets as may be reasonably requested by the Funds; and (vi) render to the Funds’ Boards of Directors such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Boards of Directors.

(b)        Brokerage.  The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates.  The Advisor may, consistent with its obligations hereunder, direct orders to an affiliated person of the Advisor.  The Advisor’s primary consideration in effecting a securities transaction will be to obtain the most favorable price and execution available.  In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration:  the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Directors of the Fund may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Fund.  The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Advisor, or any affiliate of either.  Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

3.         Representations of the Advisor.

(a)       The Advisor shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

(b)       The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)       In performance of its duties hereunder, the Advisor shall conduct its operations at all times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

4.         Independent Contractor.  The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Funds in any way, or in any way be deemed an agent for the Funds.  It is expressly understood and agreed that the services to be rendered by the Advisor to the Funds under the provisions of this Agreement are not be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.         Advisor’s Personnel.  The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.  Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Funds’ Boards of Directors may desire and reasonably request.

6.         Expenses.

(a)       With respect to the operation of the Fund, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the maintenance of the Funds’ principal office, (ii) the expenses associated with the performance of its services hereunder, other than the expenses assumed by other service providers to the Fund (including affiliates of the Advisor); and (iii) the costs of any special Board of Directors meetings or shareholder meetings convened for the primary benefit of the Advisor.  If the Advisor has agreed to limit the operating expenses of the Funds, the Advisor shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b)       The Fund are responsible for and have assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest changes on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Fund’s Board of Directors that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Fund’s Boards of Directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)       The Advisor may voluntarily absorb certain Fund expenses or waive the Advisor’s own advisory fee.

(d)       To the extent the Advisor incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses.  To the extent the services for which the Fund is obligated to pay hereunder are performed by the Advisor, the Advisor shall be entitled to recover from the Fund to the extent of the Advisor’s actual costs for providing such services.  In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7.         Investment Advisory and Management Fee.

(a)           Substantially all of the assets of the Fund shall be maintained in the Fund. If assets are held in one of the other Funds, they shall be included as total assets in the Fund for Investment Advisory and Management Fee calculation purposes.

(b)       The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Fund pursuant to this Agreement, an annual management fee or 0.25%, computed on the value of the net assets of the Funds as of the close of business each day.

(c)       The management fee shall be accrued daily and paid to the Advisor on or before the tenth business day of the succeeding month.

(d)       The initial management fee under this Agreement shall be payable on or before the tenth business day of the first month following the effective date of this Agreement and shall be prorated as set forth below.  If this Agreement is terminated prior to the end of any month, the management fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(e)       The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to the Funds.

(f)       The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Funds under this Agreement.  Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments.

(g)       Any fee withheld or voluntarily reduced and any Fund expense absorbed by the Advisor voluntarily or pursuant to an agreed upon expense cap or under this Agreement, shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on the Fund’s expenses.  Such reimbursement may be paid prior to the Fund’s payment of current expenses if so requested by the Advisor even if such practice may require the Advisor to waive, reduce or absorb current Fund expenses.

 (h)       The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement.  Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8.         No Shorting; No Borrowing.  The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund.  This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act.  The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for such Fund’s benefit.  For this purpose, failure to pay any amount due and payable to the Funds for a period of more than thirty (30) days shall constitute a borrowing.

9.         Conflicts with Fund’s Governing Documents and Applicable Laws.  Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Fund’s Operating Agreements, or any applicable statute or regulation, or to relieve or deprive the Boards of Directors of the Fund of their responsibility for and control of the conduct of the affairs of the Fund.  In this connection, the Advisor acknowledges that the Directors retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.       Reports and Access.  The Advisor agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Directors.

11.       Advisor’s Liabilities and Indemnification.

(a)       The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectuses, the statements of additional information, advertising and sales materials), except for information supplied by the administrator or the Fund or another third party for inclusion therein.

(b)       The Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor.

(c)       In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(d)       Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)       No provision of this Agreement shall be construed to protect any director or officer of the Fund, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.       Non-Exclusivity; Trading for Advisor’s Own Account.  The Fund’s employment of the Advisor is not an exclusive arrangement.  The Funds may from time to time employ other individuals or entities to furnish it with the services provided for herein.  Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Fund’s Board of Directors.

13.       Term.

(a)       This Agreement shall become effective as of the date first written above and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided.  This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Funds at least annually by (i) the Boards of Directors of the Funds or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Directors of the Funds who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.  The terms “majority of the outstanding voting securities,” “assignment” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

(b)       The Fund may use the name “Rochdale” or any name derived from or using the name “Rochdale” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect.  Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Advisor.

14.       Termination and Assignment.

(a)       This Agreement may be terminated by the Fund at any time without payment of any penalty, by the Boards of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Funds, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Funds.  In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Directors, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Funds.

(b)       This Agreement shall terminate automatically in the event of any assignment hereof, as defined in the Investment Company Act.

15.       Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

16.       Notice of Declaration of the Fund.  The Advisor agrees that the Fund’s obligations under this Agreement shall be limited to the Fund and to their assets, and that the Advisor shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any director, officer, employee or agent of the Fund.

17.       Captions.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

18.       Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer on one or more counterparts as of the date first above written.

ROCHDALE STRUCTURED CLAIMS INCOME FUND LLC

By: ________________________________
Name:
Title:

ROCHDALE INVESTMENT MANAGEMENT

By: ________________________________
Name:
Title:

Exhibit 9

ROCHDALE INTERNATIONAL FIXED INCOME FUND
INVESTMENT ADVISORY AGREEMENT

           THIS AGREEMENT is made and entered into as of this ____ day of _______ 2012, by and among ROCHDALE INTERNATIONAL FIXED INCOME FUND LLC, a Delaware limited liability company (the “Fund”), and Rochdale Investment Management, a Delaware limited liability company (the “Advisor”).

WITNESSETH:

                           WHEREAS, the Fund is a close-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

                           WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice as an independent contractor; and

                          WHEREAS, the Fund desires to have the Advisor render investment advice and other related services to the Fund;

                          NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.   Appointment of Advisor.  The Fund hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Funds’ Board of Directors.

2.   Duties of Advisor.

(a)           General Duties.  The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Funds’ governing documents, including, without limitation, the Funds’ Operating Agreements; the Funds’ prospectuses, statements of additional information and undertakings; and such other limitations, policies and procedures as the Directors may impose from time to time in writing to the Advisor.  In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Fund’s Board of Directors; (iii) vote proxies for the Fund (if applicable), file Section 13 ownership reports for the Funds, and take other actions on behalf of the Funds; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish such reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets as may be reasonably requested by the Fund; and (vi) render to the Funds’ Boards of Directors such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Boards of Directors.

           (b)           Brokerage.  The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates.  The Advisor may, consistent with its obligations hereunder, direct orders to an affiliated person of the Advisor.  The Advisor’s primary consideration in effecting a securities transaction will be to obtain the most favorable price and execution available.  In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration:  the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Directors of the Fund may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Fund.  The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Advisor, or any affiliate of either.  Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.   Representations of the Advisor.

(a)           The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

    (b)           The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

    (c)           In performance of its duties hereunder, the Advisor shall conduct its operations at all times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

4.   Independent Contractor.  The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund.  It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.   Advisor’s Personnel.  The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.  Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Funds’ Boards of Directors may desire and reasonably request.

6.   Expenses.

    (a)           With respect to the operation of the Fund, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the maintenance of the Funds’ principal office, (ii) the expenses associated with the performance of its services hereunder, other than the expenses assumed by other service providers to the Fund (including affiliates of the Advisor); and (iii) the costs of any special Board of Directors meetings or shareholder meetings convened for the primary benefit of the Advisor.  If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

    (b)           The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest changes on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Funds’ shareholders and the Funds’ Board of Directors that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Funds’ Boards of Directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Funds or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

    (c)           The Advisor may voluntarily absorb certain Fund expenses or waive the Advisor’s own advisory fee.

    (d)           To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses.  To the extent the services for which the Fund is obligated to pay hereunder are performed by the Advisor, the Advisor shall be entitled to recover from the Fund to the extent of the Advisor’s actual costs for providing such services.  In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7.   Investment Advisory and Management Fee.

    (a)           All of the assets of Fund shall be maintained in the Fund. All assets of the Fund shall be used for Investment Advisory and Management Fee calculation purposes.

    (b)           The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Fund pursuant to this Agreement, an annual management fee or 0.70%, computed on the value of the net assets of the Fund as of the close of business each day.

    (c)           The management fee shall be accrued monthly and be paid to the Advisor at the end of each month.

    (d)           The initial management fee under this Agreement shall be payable after the end of the first month following the effective date of this Agreement and shall be prorated as set forth below.  If this Agreement is terminated prior to the end of any month, the management fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(e)           The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to the Fund.

    (f)           The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement.  Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments.

    (g)           Any fee withheld or voluntarily reduced and any Fund expense absorbed by the Advisor voluntarily or pursuant to an agreed upon expense cap or under this Agreement, shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on the Funds’ expenses.  Such reimbursement may be paid prior to the Funds’ payment of current expenses if so requested by the Advisor even if such practice may require the Advisor to waive, reduce or absorb current Fund expenses.

    (h)           The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement.  Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8.   No Shorting; No Borrowing.  The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund.  This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act.  The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Funds’ assets in connection with any borrowing not directly for the Funds’ benefit.  For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.   Conflicts with Funds’ Governing Documents and Applicable Laws.  Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Funds’ Operating Agreements, or any applicable statute or regulation, or to relieve or deprive the Boards of Directors of the Funds of their responsibility for and control of the conduct of the affairs of the Fund.  In this connection, the Advisor acknowledges that the Directors retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.   Reports and Access.  The Advisor agrees to supply such information to the Funds’ administrator and to permit such compliance inspections by the Funds’ administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

11.   Advisor’s Liabilities and Indemnification.

      (a)           The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Funds’ offering materials (including the prospectuses, the statements of additional information, advertising and sales materials), except for information supplied by the administrator or the Fund or another third party for inclusion therein.

      (b)           The Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor.

      (c)           In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

      (d)           Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

      (e)           No provision of this Agreement shall be construed to protect any director or officer of the Fund, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.   Non-Exclusivity; Trading for Advisor’s Own Account.  The Funds’ employment of the Advisor is not an exclusive arrangement.  The Fund may from time to time employ other individuals or entities to furnish it with the services provided for herein.  Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Fund’s Board of Directors.

13.   Sub-Advisor. The Advisor may contract with third parties to take on adviser responsibilities for a fee, with the approval of the Board of Directors of the Fund. In the event of a Sub-Advisor relationship, the Advisor will maintain its responsibilities under this agreement, the prospectuses any other applicable agreements and any federal or state regulations. The Advisor will submit to the Boards of Directors of the Fund a Sub-Investment Advisory Agreement for approval.

14.   Term.

      (a)           This Agreement shall become effective as of the date first written above and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided.  This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Boards of Directors of the Funds or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Directors of the Fund who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.  The terms “majority of the outstanding voting securities,” “assignment” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

      (b)           The Fund may use the name “Rochdale” or any name derived from or using the name “Rochdale” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect.  Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Advisor.

15.   Termination and Assignment.

      (a)           This Agreement may be terminated by the Fund at any time without payment of any penalty, by the Boards of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Fund.  In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Funds’ affairs and, at the request of the Board of Directors, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

      (b)           This Agreement shall terminate automatically in the event of any assignment hereof, as defined in the Investment Company Act.

16.   Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

17.   Notice of Declaration of the Fund.  The Advisor agrees that the Funds’ obligations under this Agreement shall be limited to the Fund and to its assets, and that the Advisor shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any director, officer, employee or agent of the Fund.

18.   Captions.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

19.   Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer on one or more counterparts as of the date first above written.

ROCHDALE INTERNATIONAL FIXED INCOME  FUND, LLC

By: ________________________________
Name:
Title:

ROCHDALE INVESTMENT MANAGEMENT

By: ________________________________
Name:
Title:

Exhibit 10

SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT by and among Rochdale Investment Management LLC, a Delaware limited liability company (the “Manager”), Rochdale International Trade Fixed Income Fund, a Delaware business trust (the “Fund”) and GML Capital LLP, a limited liability partnership incorporated in England and Wales ("GML").

W I T N E S S E T H:

WHEREAS, the Manager and the Fund have entered into an Investment Management Agreement dated as of July 9, 2008, as amended from time to time (the “Advisory Agreement”), pursuant to which the Manager has agreed to provide investment management and advisory services to the Fund;

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company;

WHEREAS, GML is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Sub-Advisor has continuously provided investment advisory services to the Fund since 2011 pursuant initially to the terms of an investment advisory agreement that first became effective on ____, 2011 (the “Prior Agreement”); and

WHEREAS, in accordance with the terms of the Prior Agreement, that Prior Agreement  was automatically terminated upon the change of control of the Adviser on June 30, 2012;

WHEREAS, the Fund desires to ensure that the provision of services to the Fund by the Sub-Advisor is not interrupted and that the existing economic relationship between the Advisor and the Fund is maintained, and the Advisor continues to render advice and services to the Fund pursuant to terms and provisions that are the same as those of the Prior Agreement; and

WHEREAS, the Board of Trustees (“Board”) of the Fund (including a majority of those Trustees who are not interested persons of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act) has approved this Subadvisory Agreement in accordance with the requirements of Section 15(a) and Section 15(c) of the 1940 Act;

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.
Appointment.  The Manager hereby authorizes and appoints GML as investment sub-advisor in accordance with the Advisory Agreement with the Fund and, as the Manager’s and the Fund’s agent and attorney-in-fact, to exercise the investment discretion described below with respect to the assets of the Fund, and to execute all documentation, on its behalf or on behalf of the Fund, necessary to facilitate investment in securities for the Fund, and GML hereby accepts this appointment subject to the terms of this Agreement and subject to the condition that it shall have no obligation to perform any services under this Agreement until such time as the net assets of the Fund equal U.S. Dollars 25,000,000 (the “Effective Date”).  GML shall discharge the foregoing responsibilities subject to the control of the Officers and the Directors of the Fund or the Manager and in compliance with such policies as the Directors of the Fund or the Manager may from time to time establish and communicate to GML, and in compliance with (a) the objectives, policies and limitations for the Fund set forth in the Fund’s current offering documents, including without limitation, the confidential memorandum, prospectus and statement of additional information included as part of the Fund’s Registration Statement to be filed with the Securities and Exchange Commission on Form N-2 under the 1940 Act, as used by the Manager and the Fund’s distributor in connection with the distribution efforts and as provided to GML (together, the “Prospectus”), copies of which shall be sent to GML prior to the commencement of this Agreement and promptly following any amendment thereto, and (b) applicable laws, rules and regulations under the 1940 Act and the Advisers Act and applicable state laws.

2.	Representations and Warranties.

2.1	The Manager and the Fund hereby represent and warrant to GML as follows:

(a) the Manager and the Fund have the power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly authorized, executed and delivered by the Manager and the Fund, respectively, and constitutes a legal, valid and binding obligation enforceable against the Manager and the Fund, respectively, in accordance with its terms.  No consent of any person, and no license, permit, approval or authorization of, exemption by, report to, or registration, filing or declaration with, any governmental authority is required by the Manager or the Fund in connection with the execution, delivery and performance of this Agreement other than those already obtained or disclosed to GML;

(b) the execution, delivery and performance of this Agreement will not violate any provision of any law or regulation binding on the Fund or the Manager, or any order, judgment or decree of any court or government authority binding on the Manager or the Fund or the charter or by-laws or any other governing document of the Manager or the Fund, or any material contract, indenture or other agreement, instrument or undertaking to which the Manager or the Fund is a party or by which the Manager or the Fund or any of its assets may be bound, or require the creation or imposition of any lien on its property, assets or revenues; and

(c) the signatories to this Agreement are all officers, employees or agents of the Manager and the Fund, respectively, authorized to take action with respect to the Manager or the Fund (each, “Authorized Persons”), the list of signatures attached hereto as Schedule 1 which is certified by the Manager’s secretary, or other appropriate person, constitutes the valid signatures of Authorized Persons in respect of the Fund and the Manager, and, promptly after any change therein, the Manager will send GML a revised list of Authorized Persons and evidence of the authority for such change.

2.2	GML hereby represents and warrants to the Manager and the Fund as follows:

(a) GML has the power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly authorized, executed and delivered by GML and constitutes a legal, valid and binding obligation enforceable against GML in accordance with its terms.  No consent of any person, and no license, permit, approval or authorization of, exemption by, report to, or registration, filing or declaration with, any governmental authority is required by GML in connection with the execution, delivery and performance of this Agreement other than those already obtained or disclosed to the Manager and the Fund; and

(b) the execution, delivery and performance of this Agreement will not violate any provision of any law or regulation binding on GML, or any order, judgment or decree of any court or government authority binding on GML or the limited liability partnership agreement of GML, or any material contract, indenture or other agreement, instrument or undertaking to which GML is a party or by which it or its assets may be bound, or require the creation or imposition of any lien on its property, assets or revenues; and

(c) GML is registered as an investment adviser under the Advisers Act.

3.	Scope of Authorization.

3.1
GML shall act as the investment sub-advisor to the Manager for purposes of the Advisers Act, and shall, continuously during the term of this Agreement, manage the assets of the Fund for the Manager pursuant to the objectives, policies and limitations set forth in the Prospectus.  In connection therewith, GML shall have full power to supervise and direct the investment and reinvestment of such assets of the Fund and engage in as well as vote on amendments and enforce or preserve legal rights to security in such transactions with respect to the Fund as GML may deem appropriate, in GML's absolute discretion and without prior consultation with the Manager or the Fund, subject only to this Agreement and the Prospectus.  The Manager hereby acknowledges that the Manager has no authority under this Agreement to direct GML to engage in any specific trade or transaction.

3.2
The parties acknowledge that the Manager shall handle proxy voting pursuant to the Manager’s “Proxy Voting Procedures” summarized in the Prospectus.  In the event that it is mutually agreed to in writing by the parties that GML shall handle proxy voting pursuant to such Procedures, GML or its delegates will handle such proxy voting, and GML shall have discretion to vote proxies associated with securities held in the Fund or to delegate such voting authority, subject to GML’s guidance. The Manager hereby agrees that GML will not be responsible or liable for failure to exercise such discretion, and shall not incur any liability as a result of GML or such proxy voting service not receiving such proxies or related shareholder communications from the Manager on a timely basis.  “Affiliates”, which shall mean GML, GML International Limited, GML (Holdings) Limited and any subsidiary, holding company or member of any of the foregoing, and any investment fund or other collective investment scheme (of any nature) for which any of the foregoing shall act as investment adviser or investment manager, may institute lawsuits on their own behalf based upon securities that GML has purchased for them, and GML may provide them with assistance.  In the event that GML has purchased the same security for the Fund alongside its investments on behalf of its Affiliates, GML will be subject to any confidentiality, legal or judicial restriction or conflict of interest generally seek to inform the Fund that it may also have a cause of action with respect to the security. GML will also as a general matter make available to the Fund such rights, if any, as GML may have against any such issuer in its capacity as the Fund’s agent and will, where possible, give the Fund such assistance as it may reasonably require to exercise its rights in any such action it seeks to undertake.  GML would not, however, generally search out potential legal claims or monitor class action lawsuits against issuers arising from investments held in the Fund, nor would it institute a lawsuit on the Fund’s behalf in lawsuits arising from investments held in the Fund.  In addition, given the size and breadth of GML’s business, it is possible that there may be situations in which GML or an Affiliate might become aware of a potential lawsuit with respect to a security, one of which may also be held in the Fund.   Related to these situations, there is the possibility, due to confidentiality requirements, legal or judicial restrictions or conflicts of interest, that GML would be restricted from informing the Fund of potential legal actions and activities and GML shall not be liable for any failure to inform the Fund or the Manager. In the event such circumstances arise, GML will use reasonable commercial efforts to have the confidentiality requirements, legal or judicial restrictions waived or cancelled with respect to its sub-advisory duties to the Fund. Where a conflict of interest is discovered, GML will declare the existence of this conflict to the relevant parties and in compliance with its internal procedures agree with the Manager how best to resolve this conflict.

3.3
The Manager shall notify GML from time to time of the institutions which shall hold the Fund’s cash and assets. The Manager understands and acknowledges that (i) GML shall at no time have custody or physical control of the assets of the Fund, (ii) GML shall not be liable for any act or omission of the custodian or sub-custodian (collectively the “custodian(s)”), (iii) GML shall give instructions to the custodian(s), in writing or orally, and (iv) the Manager shall instruct the custodian to provide GML with such periodic reports concerning the status of the Fund as GML may reasonably request from time to time.  The Manager will not change the custodian(s) without giving GML reasonable prior notice of its intention to do so together with the name and other relevant information with respect to the new custodian(s).

3.4
Legal Expenses. The Fund and the Manager authorize GML to incur and pay GML’s out of pocket legal expenses that may be incurred in connection with its specific obligations hereunder, including without limitation Clause 3.1, as deemed appropriate by GML except to the extent GML has otherwise agreed to bear such expenses. GML undertakes to pre-advise the Manager of any expenses to be incurred pursuant to this Clause.

4.
Reporting.  GML shall send, or cause to be sent, reports with respect to the assets of the Fund in such form and at such intervals as shall be agreed to by the Manager and GML, or as shall be required by applicable law, rules or regulations or as GML shall deem necessary. Additionally, GML shall send any updates to its ADV I & II within 30 days of the updated ADV.

5.
Management Fees.  GML's fees for services rendered hereunder (the “Management Fee”) shall be calculated and paid in accordance with the Schedule of Fees attached hereto as Schedule 2 or in any amended Schedule of Fees amended pursuant to Section 11 hereto. The Manager or the Fund will separately be responsible for all transaction expenses, including without limitation brokerage commissions, taxes, custodian fees and any other transaction-related fees. GML agrees to waive its right to receive any fees for assets invested in the fund from the Manager, its affiliates, officers, and employees. This is subject to the Manager and GML agreeing to review the volume of assets invested every six months and GML having the right to terminate or amend the waiver if these volumes are in its opinion greater than the Manager and GML have previously agreed.

6.	Acknowledgments and Consents.

Each of the parties hereby acknowledges and consents to the following:

(a) The Manager has received a copy of Part II of GML’s Form ADV and confirms having read and understood the disclosures contained therein, including without limitation the sections setting forth the various procedures, understandings and conflicts of interest relating to the Fund and GML’s relationship with its Affiliates, and the Manager agrees that GML’s services hereunder shall be subject to such procedures and understandings and conflicts of interest; and

(b) The Manager understands the investment strategy intended to be followed in respect of the Fund and hereby consents thereto and understands that GML makes no representation as to the success of any investment strategy or security that may be recommended or undertaken by GML with respect to the Fund;

(c) GML and its Affiliates may disclose the identity of the Fund or the Manager as part of any representative list of clients or as may be required for legal or regulatory purposes;

(d) GML’s services under this Agreement are not exclusive and GML acts as Manager to other clients and may give advice, and take action, with respect to any of those which may differ from the advice given, or the time or nature of action taken, with respect to the Fund, and Affiliates may engage in transactions, or cause or advise other customers to engage in transactions, which may differ from or be identical to transactions engaged in by GML for the Fund or recommend any transaction which any of such Affiliates or any of the officers, directors or employees of GML or such Affiliates may engage in for their own accounts or the account of any other customer, except as otherwise required by applicable law, subject to Section 16 hereto;

(e) On occasions when GML deems the purchase or sale of a security to be in the interest of one or more of its clients as well as the Fund, GML, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of securities so purchased or sold, as well as the expenses incurred in respect of the relevant transaction, will be made by GML in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Fund and to its other clients, as applicable;

(f) By reason of GML's investment advisory activities and other activities of its Affiliates, GML may acquire confidential information or be restricted from initiating transactions in certain securities.  The Manager acknowledges and agrees that GML will not be free to divulge to the Manager, or to act upon, any such confidential information with respect to GML's performance of this Agreement and that, due to such a restriction, GML may not initiate a transaction that GML otherwise might have initiated and the Manager and the Fund agree that GML will not be liable for any failure to initiate such a transaction;

(g) The Manager hereby authorizes GML to invest all or any portion of the Fund in commingled vehicles otherwise consistent with the Prospectus and with applicable laws, rules and regulations under  the 1940 Act, whether advised by GML or its Affiliates (“Managed Funds”) or by a third party manager.  It is understood that Fund assets invested in GML Managed Funds will be excluded from the Fund in determining the Management Fee payable to GML hereunder to the extent that GML and/or any of its Affiliates receive fees directly from the GML Managed Fund(s) for the advisory services provided thereto.  Where the Fund is invested into a Managed Fund in which the Fund’s portion of the GML Managed Fund assets either receives a rebate of advisory fees or pays no advisory fees, such assets shall be included in the Fund in determining the Management Fees payable to GML hereunder.  The Manager acknowledges that in both cases, GML or its Affiliates may receive certain administrative fees as well.  The Manager acknowledges that investment in any commingled vehicles advised by GML or its Affiliates or a third party manager will be subject to the standard fees and charges of such vehicles (other than the advisory fees referred to in sentence 2 of this paragraph (g)) in addition to the Management Fee, unless otherwise agreed between the parties;

(h) In addition, GML may from time to time temporarily invest cash balances in the Fund in any registered, open-end money market investment company.  In connection with investments in such money market managed funds, the Manager understands that the Fund’s assets so invested will be included in determining the Management Fee payable to GML under this Agreement;

(i) Each party shall promptly notify the other of any facts or circumstances or any change therein that may, directly or indirectly, affect the status or management of the Fund by GML, including, without limitation, any change in the status of any of the representations or warranties provided in Section 2 hereof;

(j) The Manager acknowledges that the guidelines, percentage limitations  and restrictions in the Prospectus apply at the time of purchase only (except as otherwise required by applicable law, rules and regulations under the 1940 Act), and failure to comply with any specific guideline, percentage limitation or restriction contained therein because of events outside of GML’s control (such as, but not limited to, market fluctuation, changes in the capital structure of any company included in the Fund’s portfolio, ratings agency or credit ratings changes or Fund share repurchases) will not be deemed a breach of the Prospectus or this Agreement; and

(k)  The Manager acknowledges that GML is not responsible or liable for the information contained in the Prospectus except for information specifically relating to the business of GML and its Affiliates.

7.	Execution of Transactions.

GML may place orders for the execution of transactions with or through such brokers, dealers or banks as GML may select in its sole discretion, and may, consistent with its duty to seek best execution and in compliance with applicable securities laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended, pay a commission on transactions which may be greater than the amount of the commission another broker or dealer might have charged, provided that GML determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the overall responsibilities with respect to all the accounts as to which investment discretion was exercised.  Subject to the foregoing, the Manager acknowledges and agrees that such research services rendered may be useful in providing services to clients other than the Manager or the Fund, and that not all such information will necessarily be used by GML in connection with rendering services to the Manager.

8.	Limits on GML’s Responsibility.

8.1
GML shall not be responsible for and shall be indemnified by the Fund in relation to any loss, cost, expense or liability suffered or incurred in respect of or in relation to the solvency of or the performance of the obligations of any third party bank, clearing organization, broker, intermediary, nominee or agent appointed or employed by GML in good faith for the performance of its duties, but GML shall make available to the Manager such rights (if any) as GML may have against such person in its capacity as agent for the Manager or the Fund in the event of the insolvency of any of the above or its failure properly to perform such obligations and shall give such assistance as the Manager may reasonably require to exercise such rights.

8.2
GML shall be fully protected and indemnified by the Fund in relation to any loss, cost, expense or liability suffered or incurred in respect of or in relation to acting and/or relying upon any written advice, certificate, notice, instruction, request or other paper or document which GML in good faith believes to be genuine and to have been signed or presented by an Authorized Person or other proper party or parties, and may assume that any person purporting to give such advice or other paper or document has been duly authorized to do so unless contrary instructions have been delivered to GML by the Fund or the Manager.  Any notice or instruction required to be in writing under this Agreement may be provided via electronic mail at an address supplied by GML.

8.3
GML may seek the advice of outside legal counsel in the event of any dispute or questions as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected and indemnified by the Fund in respect of any action taken, omitted or suffered by it in good faith in accordance with the advice of such counsel.

8.4
(a) Except as may otherwise be provided by the 1940 Act or any other federal securities law, GML, any of its Affiliates or agents of either of the foregoing shall not be liable for any losses, claims, damages, liabilities, or litigation (including legal and other expenses) incurred or suffered by the Fund, Manager, or any affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) or controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the “1933 Act”)) (collectively, the “Fund and Manager Indemnitees”) as a result of any act or omission of GML or pursuant to or in connection with the performance of its duties and obligations hereunder or any error of judgment or mistake of law by GML with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive, or limit the liability of GML for, and GML shall indemnify and hold harmless the Fund and Manager Indemnitees against any and all direct losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Fund and Manager Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law, or otherwise, directly arising out of or based on (i) any willful misconduct, bad faith, reckless disregard, or gross negligence of GML in the performance of any of its duties or obligations hereunder; or (ii) any violation of federal or state statutes or regulations by GML; provided, however, that nothing contained herein shall constitute a waiver or limitation of any rights which the Manager may have under applicable securities or other laws, rules or regulations.  Under no circumstances shall GML be deemed liable for any indirect or consequential damages or loss of profit.

(b) Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Manager and the Fund shall not be liable for any losses, claims, damages, liabilities, or litigation (including legal and other expenses) incurred or suffered by GML or any affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) or controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “GML Indemnitees”) as a result of any error of judgment or mistake of law by the Manager with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive, or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the GML Indemnitees against any and all direct losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the GML Indemnitees may become subject under the 1933 Act, the 1940 Act, the Managers Act, or under any other statute, at common law, or otherwise directly arising out of or based on (i) any willful misconduct, bad faith, reckless disregard, or gross negligence of the Manager or the Fund in the performance of any of their respective duties or obligations hereunder; or (ii) any violation of federal or state statutes or regulations by the Manager or the Fund; provided, however, that nothing contained herein shall constitute a waiver or limitation of any rights which GML may have under applicable securities or other laws, rules or regulations.  Under no circumstances shall the Manager be deemed liable for any indirect or consequential damages or loss of profit.

 (c) After receipt by the Manager or GML, its Affiliates, or any officer, director, member, employee, or agent of any of the foregoing, entitled to indemnification as stated in (a) or (b) above (“Indemnified Party”) of notice of the commencement of any action, if a claim in respect thereof is to be made against any person obligated to provide indemnification under this section (“Indemnifying Party”), such Indemnified Party shall notify the Indemnifying Party in writing of the commencement thereof as soon as practicable after the summons or other first written notification giving information of the nature of the claim that has been served upon the Indemnified Party; provided that the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability under this section, except to the extent that the omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of the failure to give such notice.  The Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel satisfactory to the Indemnified Party to represent the Indemnified Party in the proceeding, and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (1) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, or (2) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation by both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

8.5
The Manager acknowledges that any benchmarks associated with the investment program being provided pursuant to this Agreement or that may be referred to in the Prospectus are for measurement purposes only, and any such specific investment objectives are targets only, and GML shall not be liable to the Manager, to the Fund, or to any third party for GML’s failure to meet or outperform any such benchmark or investment objective.

9.             Term and Termination of Agreement.

(a) This Agreement shall become effective as of the date first written above (“Effective Date”) and shall continue in effect, unless sooner terminated as set forth herein, for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Sub-Adviser or by the Adviser, without payment of any penalty upon not more than sixty (60) days’ prior written notice, which notice may be waived by the party entitled thereto.  This Agreement may also be terminated (A) by the Board or (B) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund.  Any notice of termination shall be provided to Adviser, Sub-Adviser and the Fund.  The first such annual review following the effective date of this Agreement shall be conducted on or before a date that is not more than 12 months following the date on which the Board conducted its previous review of the prior agreement in accordance with the Board’s responsibilities under Section 15 of the Investment Company Act.

 (b) This Agreement may be terminated, at any time, without payment of any penalty: (i) by the Fund upon sixty (60) days’ prior written notice to GML and the Manager, either by majority vote of the Fund’s Board or by the vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act and the rules thereunder); (ii) by the Manager in the event that there is a material breach of the Agreement by GML upon sixty (60) days’ prior written notice to GML and the Fund; and (iii) by GML upon sixty (60) days’ prior written notice to the Manager and the Fund.  This Agreement shall terminate automatically in the event that (i) the Advisory Agreement is terminated, or (ii) there is an “assignment” (as defined by the 1940 Act and the rules thereunder), unless such automatic termination shall be prevented by an order or rule of the Securities and Exchange Commission (the “SEC”).  The “Termination Date” shall herein be understood to mean the date that GML’s advisory authority over the Fund terminates, and shall not mean the date of notice of termination.  The termination of the authority granted by this Agreement shall not in any way affect any liability resulting from a transaction initiated prior to the Termination Date.  The Management Fee will be prorated to the Termination Date.

(c) Termination will not in any event affect accrued rights (including without limitation any right to receive fees, costs or other expenses pursuant to the Agreement) or existing commitments, or contractual provisions intended to survive termination, and will be without penalty or other additional payment, save that the Fund will pay any additional expenses necessarily incurred by  GML in terminating this Agreement, and any losses necessarily realized in concluding outstanding transactions.  Clauses 8, 10, 13, 15 and 16 will survive termination of this Agreement.

10.	Governing Law; Submission to Jurisdiction.

10.1
This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or another jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York; provided, however, that nothing contained in this Agreement shall be construed in any manner as inconsistent with the 1940 Act. If any provision of this Agreement shall be declared to be invalid, illegal or unenforceable, such declaration shall be fully severable, and this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision had never comprised a part of this Agreement, and such invalid, illegal or unenforceable provision shall not be deemed to affect any of the other provisions of this Agreement, which shall remain in full force and effect.

10.2
Any action or proceeding brought by any party hereto relating in any way to this Agreement shall be brought and enforced in the courts of the City, County and State of New York or (to the extent subject matter jurisdiction exists therefor) in the courts of the United States for the Southern District of New York, and the parties hereto irrevocably submit to the exclusive jurisdiction for both such state and federal courts in respect of any such action or proceeding.

10.3
Waiver of Jury Trial Right.  EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING.  Each party hereby (i) certifies that no representative, agent or attorney of the other has represented, expressly or otherwise, that the other would not, in the event of a proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this paragraph.

11.
Entire Agreement: Amendment.  This Agreement, including the schedules hereto, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any warranty, representation or arrangement previously given or made, other than those expressly set out herein.  This Agreement may not be amended except in writing signed by each of the parties hereto.

12.
No Waiver.  Neither the failure nor delay on the part of any party in exercising any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further waiver of any right or remedy. No waiver hereunder shall be effective unless it is authorized by the party asserted to have granted such waiver.

13.
Successors and Assigns.  Subject to Section 3.4 herein, no assignment (as that term is defined in the Advisers Act) of this Agreement may be made by any party to this Agreement without the prior consent of the other parties hereto. Subject to the foregoing, this Agreement shall inure to the benefit and be binding upon the parties hereto and each of their respective successors and permitted assigns.

14.
Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same instrument.

15.	Confidentiality.

(a) Subject to Section 15(b), the parties to this Agreement agree that each shall treat as confidential all information provided by a party to another regarding such party’s business and operations, including, without limitation, the strategy of GML and the investment activities or holdings of the Fund.  All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party.  The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 15 or which is required to be disclosed by law or any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor, accountant or lawyer of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

(b) Nothing in this Agreement is intended to limit or restrict the Manager or its affiliated persons from, or require written consent before, generally describing or discussing (whether orally or in writing), in the ordinary course of its business, (i) the Manager’s business relationship with GML or the operation of such relationship or (ii) the attributes, characteristics, management and other information regarding the Manager and GML, with clients or prospective clients (including the Board, shareholders and prospective shareholders of the Fund, financial intermediaries who distribute, or propose to distribute, the Fund, and rating services that rate or rank, or propose to rate or rank, the Fund) or the Fund in connection with the acquisition or disposal of investments and assets.

16.	Exclusivity and NON-COMPETE.

The Manager is expending significant time and effort, utilizing its proprietary and confidential marketing and distribution channels to promote the Rochdale International Trade Fixed Income Fund (“RITFI”). GML acknowledges and agrees that  the Manager’s value in bringing RITFI to independent broker dealer network and other high net worth client marketing channels represents a confidential and valuable asset to  the Manager. GML also agrees that in its efforts in performing its duties hereunder, it will acquire and be introduced to contacts (including clients, broker dealers, and other competitive business channels and networks) and confidential material that are unique and proprietary to  the Manager.

Accordingly, GML and  the Manager agree that for the duration of this agreement and for a period of two (2) years after its termination; (i) GML will not solicit, or enter into any relationship with, either directly or indirectly, for any purpose or service, any party  the Manager has a relationship with through its various distribution channels; and, (ii) GML agrees that it will not act as advisor, subadvisor or have any affiliation to any product or service that is offered to or used by any party the Manager has a relationship with through its various distribution channels. The Manager’s distribution channel relationships are defined as any firm that has entered into an agreement with the Manager for any services or products the Manager offers. For the avoidance of doubt, the Manager agrees that this restriction excludes, (i) all of the investment products and the advisory or subadvisory arrangements or investor relationships that GML has in place or will contemplate or enter into with Federated Investors, Inc., Federated Investment Management Company or any of its affiliates; and (ii) existing GML branded products or US based investor relationships that are not principally focused as is the RITFI upon trade finance related securities.

In addition, GML agrees to immediately upon termination of this agreement, to surrender to  the Manager all customers, client, broker dealer or other such distribution lists and documents, whether original, duplicated, computerized, handwritten or in any other form, in their possession which relates to, or provided by, the Manager except where such records may be required for reason of statutory, regulatory or fiscal requirement.

GML acknowledges that should it breach this provision, actual or threatened,  the Manager will suffer immediate and irreparable harm and that money damages will be inadequate relief.  Therefore, GML agrees that the Manager will be entitled to advise GML of a  possible breach, then review this alleged brief with GML and finally determine whether this breach does exist and whether it can be ameliorated or terminated within 30 days. In the event that this actual or purported breach cannot be satisfactorily resolved, then GML concedes that the Manager will then be entitled to seek injunctive relief to enforce this provision, and consents to the issuance by court of competent jurisdiction of a temporary restraining order, preliminary or permanent injunction to enforce its rights under these provisions.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date indicated after its name to become effective as of the Effective Date.

ROCHDALE INVESTMENT MANAGEMENT LLC

Address for Notices:_____________
By: ________________________	_____________________________
Name: ________________________	_____________________________
Title: ________________________	_____________________________
Date: ________________________	Tax ID Number: ________________

ROCHDALE FOREIGN TRADE FIXED INCOME FUND

Address for Notices:_____________
By: ________________________	_____________________________
Name: ________________________	_____________________________
Title: ________________________	_____________________________
Date: ________________________	Tax ID Number: ________________

GML CAPITAL LLP

By: ________________________________	Date:________________________
Name: Stefan Pinter
Title:   Founder Member and CEO

Address for Notices:  The Met Building, 22 Percy Street, London W1T 2BU, U.K.

SCHEDULE 1
TO
SUB-INVESTMENT ADVISORY AGREEMENT

Please attach a certificate of the Manager’s secretary, or other appropriate person, setting forth the names and valid signatures of officers, employees or agents of the Manager and the Fund authorized to take action, individually, with respect to the Fund.  If action by more than one of the Authorized Persons listed herein is required, please indicate this, and explain in detail.

[Please complete and return]

Certificate

Pursuant to a resolution of the Board of Directors of Rochdale Investment Management LLC (the “Manager”), passed on the .............. day of  _____, 2008, GML Capital LLP  (“GML”) is hereby authorized to give effect to such instructions as may be given from time to time on behalf of the Manager to GML by any ................* of the following where such instructions arise out of or are connected with an agreement, dated the .............. day of  ________ 2008 (as the same may be amended from time to time).

* Insert one/two/three etc.
__________________________________________________________________

Name(s) of Person(s) authorized as above:	Specimen Signature(s):

SCHEDULE 2
TO
SUB-INVESTMENT ADVISORY AGREEMENT
FEES

Management Fee

The Manager shall pay a management fee to GML at a rate equal to 45 basis points of the fund’s month-end net assets, not including the assets invested by the Manager, its affiliates, officers and employees (“Manager’s Invested Assets”). This management fee payable to GML is referred to herein as the “Management Fee” and it will be calculated, accrued and payable on the same basis as the fee payable to the Manager described in the following paragraph, except that the Management Fee: (a) shall be not less than 64.28% of the Manager’s fee minus fees collected from the Manager’s Invested Assets, (b) shall be paid from the Manager’s assets and (c) shall not be negatively affected by the Manager’s  contractual agreement with the Fund to waive and/or reimburse expenses to the extent necessary to limit the Fund’s combined annualized expenses to 1.50%.

The Fund will pay the Manager an investment management fee at an annual rate equal to .70% of the Fund's month-end net assets (the total value of all assets under management of the Fund, less all accrued debts, liabilities, and obligations of the Fund), including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases by the Fund of shares. The investment management fee will accrue daily and will be payable at the end of each month. The investment management fee will be paid to the Manager out of the Fund’s assets.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
YOUR VOTE IS VERY IMPORTANT.
PLEASE VOTE TODAY.

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below
at hand.
2)  Go to website www.proxyvote.com
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below
at hand.
2)  Call 1-877-907-7646.
3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:		<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

				FOR	AGAINST	ABSTAIN
1. To appove the Porposed RIT Agreement between the Rochdale Investment Trust and Rochdale Investment Management, LLC (th e “Adviser”).				□	□	□

Please be sure to sign and date this proxy.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign.
Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<XXXXX>2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

ROCHDALE FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS

The undersigned hereby appoints Kurt Hawkesworth and Gregg Giaquinto, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the Funds' offices at 570 Lexington Avenue, New York, NY 10022 on Friday, June 15, 2012 at 10:00 a.m., eastern time, and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares of the Fund as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal No. 1 in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, DATE,  AND SIGN AND RETURN PROMPTLY IN ACCORDANCE WITH INSTRUCTIONS.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
YOUR VOTE IS VERY IMPORTANT.
PLEASE VOTE TODAY.

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below
at hand.
2)  Go to website www.proxyvote.com
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below
at hand.
2)  Call 1-877-907-7646.
3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:		<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

				FOR	AGAINST	ABSTAIN
1. To appove the Porposed RIT Agreement between the Rochdale Investment Trust and Rochdale Investment Management, LLC (th e “Adviser”).				□	□	□
2. To approve the Proposed Federated Subadvisory Agreement between the Adviser and Federated Investment Management Company.				□	□	□
3. To approve the Proposed Seix Investment Advisors LLC Subadvisory Agreement between the Adviser and Seix Investment Advisors LLC.				□	□	□
4. To approve the Proposed GML Subadvisory Agreement between the Adviser and GML Capital LLP.				□	□	□

Please be sure to sign and date this proxy.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Trust. If joint owners, either may sign.
Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<XXXXX>2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

ROCHDALE FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS

The undersigned hereby appoints Kurt Hawkesworth and Gregg Giaquinto, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the Funds' offices at 570 Lexington Avenue, New York, NY 10022 on Friday, June 15, 2012 at 10:00 a.m., eastern time, and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares of the Fund as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 through 4 in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposals 1 through 4.

PLEASE VOTE, DATE,  AND SIGN AND RETURN PROMPTLY IN ACCORDANCE WITH INSTRUCTIONS.

ROCHDALE INVESTMENT MANAGEMENT LLC
3 EASY WAYS TO VOTE YOUR BALLOT:

Voting by Mail	Voting by Facsimile	Voting by Email
▪ Read the Proxy Statement ▪ Check the appropriate boxes on this proxy card ▪ Sign and date this proxy card ▪ Mail your completed proxy card in the enclosed envelope
▪    Read the Proxy Statement
▪    Check the appropriate boxes on this proxy
      card
▪    Sign and date this proxy card
▪    Return the completed proxy card by facsimile
      to (212) 702-3535
▪    Do not mail this proxy card

▪    Read the Proxy Statement
▪    Check the appropriate boxes on this proxy card
▪    Sign and date this proxy card
▪    Scan the completed proxy card, and return the
      scanned proxy card as an email attachment to
      Rochdale@rochdale.com
▪    Do not mail this proxy card

PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY FACSIMILE OR EMAIL
Only properly executed proxies received before the Special Meeting of Members to be held on Friday, June 15, 2012, at 10:00 a.m., New York time, will be voted at the Meeting or any adjournment thereof, in accordance with the instructions marked thereon or as otherwise provided therein.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

				For	Against	Abstain

1.     To approve the proposed Rochdale Alternative
        Total Return Fund Agreement between
        Rochdale Investment Management and
        Rochdale Alternative Total Return Fund.

Please be sure to sign and date this proxy.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

				□	□	□

Print Name [PLEASE PRINT WITHIN BOX]	Date	Print Name (Joint Owners)	Date

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

ROCHDALE FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS

The undersigned hereby appoints Kurt Hawkesworth and Gregg Giaquinto, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the Funds' offices at 570 Lexington Avenue, New York, NY 10022 on Friday, June 15, 2012 at 10:00 a.m., eastern time, and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares of the Fund as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal No. 1 in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal.

PLEASE VOTE, DATE,  AND SIGN AND RETURN PROMPTLY IN ACCORDANCE WITH INSTRUCTIONS.

ROCHDALE INVESTMENT MANAGEMENT LLC
3 EASY WAYS TO VOTE YOUR BALLOT:

Voting by Mail	Voting by Facsimile	Voting by Email
▪ Read the Proxy Statement ▪ Check the appropriate boxes on this proxy card ▪ Sign and date this proxy card ▪ Mail your completed proxy card in the enclosed envelope
▪    Read the Proxy Statement
▪    Check the appropriate boxes on this proxy
      card
▪    Sign and date this proxy card
▪    Return the completed proxy card by facsimile
      to (212) 702-3535
▪    Do not mail this proxy card

▪    Read the Proxy Statement
▪    Check the appropriate boxes on this proxy card
▪    Sign and date this proxy card
▪    Scan the completed proxy card, and return the
      scanned proxy card as an email attachment to
      Rochdale@rochdale.com
▪    Do not mail this proxy card

PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY FACSIMILE OR EMAIL
Only properly executed proxies received before the Special Meeting of Members to be held on Friday, June 15, 2012, at 10:00 a.m., New York time, will be voted at the Meeting or any adjournment thereof, in accordance with the instructions marked thereon or as otherwise provided therein.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

				For	Against	Abstain

1.     To approve the proposed Rochdale Core
        Alternative Strategies Master Fund Agreement
        between Rochdale Investment Management and
        Rochdale Core Alternative Strategies Fund,
        Rochdale Core Alternative Strategies Master
        Fund, and Rochdale Core Alternative Strategies
        TEI Fund
				□	□	□

				For	Against	Abstain
2.      To approve the proposed PineBridge
         Sub-advisory Agreement between
         PineBridge Investment LLC and
         Rochdale Investment Management
         relating to the Rochdale Core
         Alternative Strategies Master Fund

Please be sure to sign and date this proxy.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

				□	□	□

Print Name [PLEASE PRINT WITHIN BOX]	Date	Print Name (Joint Owners)	Date

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

ROCHDALE FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS

The undersigned hereby appoints Kurt Hawkesworth and Gregg Giaquinto, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the Funds' offices at 570 Lexington Avenue, New York, NY 10022 on Friday, June 15, 2012 at 10:00 a.m., eastern time, and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares of the Fund as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal No. 1 and No. 2 in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal.

PLEASE VOTE, DATE,  AND SIGN AND RETURN PROMPTLY IN ACCORDANCE WITH INSTRUCTIONS.

ROCHDALE INVESTMENT MANAGEMENT LLC
3 EASY WAYS TO VOTE YOUR BALLOT:

Voting by Mail	Voting by Facsimile	Voting by Email
▪ Read the Proxy Statement ▪ Check the appropriate boxes on this proxy card ▪ Sign and date this proxy card ▪ Mail your completed proxy card in the enclosed envelope
▪    Read the Proxy Statement
▪    Check the appropriate boxes on this proxy
      card
▪    Sign and date this proxy card
▪    Return the completed proxy card by facsimile
      to (212) 702-3535
▪    Do not mail this proxy card

▪    Read the Proxy Statement
▪    Check the appropriate boxes on this proxy card
▪    Sign and date this proxy card
▪    Scan the completed proxy card, and return the
      scanned proxy card as an email attachment to
      Rochdale@rochdale.com
▪    Do not mail this proxy card

PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY FACSIMILE OR EMAIL
Only properly executed proxies received before the Special Meeting of Members to be held on Friday, June 15, 2012, at 10:00 a.m., New York time, will be voted at the Meeting or any adjournment thereof, in accordance with the instructions marked thereon or as otherwise provided therein.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

				For	Against	Abstain

1.     To approve the proposed Rochdale Structured
        Claims Fixed Income Fund Agreement between
        Rochdale Investment Management and
        Rochdale Structured Claims Fixed Income Fund

Please be sure to sign and date this proxy.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

				□	□	□

Print Name [PLEASE PRINT WITHIN BOX]	Date	Print Name (Joint Owners)	Date

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

ROCHDALE FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS

The undersigned hereby appoints Kurt Hawkesworth and Gregg Giaquinto, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the Funds' offices at 570 Lexington Avenue, New York, NY 10022 on Friday, June 15, 2012 at 10:00 a.m., eastern time, and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares of the Fund as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal No. 1 in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal.

PLEASE VOTE, DATE,  AND SIGN AND RETURN PROMPTLY IN ACCORDANCE WITH INSTRUCTIONS.

ROCHDALE INVESTMENT MANAGEMENT LLC
3 EASY WAYS TO VOTE YOUR BALLOT:

Voting by Mail	Voting by Facsimile	Voting by Email
▪ Read the Proxy Statement ▪ Check the appropriate boxes on this proxy card ▪ Sign and date this proxy card ▪ Mail your completed proxy card in the enclosed envelope
▪    Read the Proxy Statement
▪    Check the appropriate boxes on this proxy
      card
▪    Sign and date this proxy card
▪    Return the completed proxy card by facsimile
      to (212) 702-3535
▪    Do not mail this proxy card

▪    Read the Proxy Statement
▪    Check the appropriate boxes on this proxy card
▪    Sign and date this proxy card
▪    Scan the completed proxy card, and return the
      scanned proxy card as an email attachment to
      Rochdale@rochdale.com
▪    Do not mail this proxy card

PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY FACSIMILE OR EMAIL
Only properly executed proxies received before the Special Meeting of Members to be held on Friday, June 15, 2012, at 10:00 a.m., New York time, will be voted at the Meeting or any adjournment thereof, in accordance with the instructions marked thereon or as otherwise provided therein.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

				For	Against	Abstain
1. To approve the proposed Rochdale International Trade Fixed Income Fund Agreement between Rochdale Investment Management and Rochdale International Trade Fixed Income Fund				□	□	□

				For	Against	Abstain
2.      To approve the proposed Rochdale
         International Trade Fixed Income
         Fund GML Sub-advisory Agreement
         between Rochdale Investment
         Management and GML Capital LLP

Please be sure to sign and date this proxy.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

				□	□	□

Print Name [PLEASE PRINT WITHIN BOX]	Date	Print Name (Joint Owners)	Date

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

ROCHDALE FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS

The undersigned hereby appoints Kurt Hawkesworth and Gregg Giaquinto, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the Funds' offices at 570 Lexington Avenue, New York, NY 10022 on Friday, June 15, 2012 at 10:00 a.m., eastern time, and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares of the Fund as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal No. 1 and No. 2 in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal.

PLEASE VOTE, DATE,  AND SIGN AND RETURN PROMPTLY IN ACCORDANCE WITH INSTRUCTIONS.